  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 13, 2000
                                                   REGISTRATION NO. 333-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ---------------------
                                   FORM N-14

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933             [X]

                            ---------------------

                          PRE-EFFECTIVE AMENDMENT NO.            [ ]
                          POST-EFFECTIVE AMENDMENT NO.           [ ]

                             ---------------------

                           MORGAN STANLEY DEAN WITTER
                          TAX-EXEMPT SECURITIES TRUST
               (Exact Name of Registrant as Specified in Charter)
           (formerly named Dean Witter Tax-Exempt Securities Trust)

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                   (Address of Principal Executive Offices)

                                 212-392-1600
                        (Registrant's Telephone Number)

                               BARRY FINK, ESQ.
                            Two World Trade Center
                           New York, New York 10048
                    (Name and Address of Agent for Service)

                             ---------------------

                                   COPY TO:
                            STUART M. STRAUSS, ESQ.
                             Mayer, Brown & Platt
                                 1675 Broadway
                           New York, New York 10019

                             ---------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                  The Exhibit Index is located on page [   ]

     PURSUANT TO RULE 429, THIS REGISTRATION STATEMENT RELATES TO SHARES PREVIOUSLY REGISTERED BY THE REGISTRANT ON FORM N-1A (REGISTRATION NOS.
2-66268; 811-2979).
================================================================================

                                   FORM N-14

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

                             CROSS REFERENCE SHEET

           PURSUANT TO RULE 481(A) UNDER THE SECURITIES ACT OF 1933


PART A OF FORM N-14 ITEM NO.                PROXY STATEMENT AND PROSPECTUS HEADING
------------------------------   -----------------------------------------------------------
1 (a) ........................   Cross Reference Sheet
  (b) ........................   Front Cover Page
  (c) ........................                                *
2 (a) ........................   Available Information -- Back Cover Page
  (b) ........................   Table of Contents
3 (a) ........................   Fee Table
  (b) ........................   Synopsis
  (c) ........................   Principal Risk Factors
4 (a) ........................   The Reorganization
  (b) ........................   The Reorganization -- Capitalization Table (Unaudited)
5 (a) ........................   Registrant's Prospectus
  (b) ........................                                *
  (c) ........................                                *
  (d) ........................                                *
  (e) ........................   Available Information
  (f) ........................   Available Information
6 (a) ........................   Front Cover Page, Introduction Synopsis, Principal Risk
                                 Factors, Comparison of Investment Objectives, Policies and
                                 Restrictions, Additional Matters Regarding MIT, Additional
                                 Information About MIT and Tax Exempt, Available
                                 Information
  (b) ........................   Available Information
  (c) ........................                                *
  (d) ........................                                *
7 (a) ........................   Introduction -- General, Record Date; Share Information,
                                 Expenses of Solicitation, Proxies, Vote Required
  (b) ........................                                *
  (c) ........................   Introduction; The Reorganization -- Appraisal Rights
8 (a) ........................   The Reorganization
  (b) ........................                                *
9   ..........................                                *


PART B OF FORM N-14 ITEM NO.            STATEMENT OF ADDITIONAL INFORMATION HEADING
------------------------------   --------------------------------------------------------
10(a) ........................   Cover Page
  (b) ........................                              *
11  ..........................   Table of Contents
12(a) ........................   Additional Information about Morgan Stanley Dean Witter
                                    Tax-Exempt Securities Trust
  (b) ........................                              *
  (c) ........................                              *
13(a) ........................                              *
  (b) ........................   Additional Information about MIT
  (c) ........................                              *
14    ........................   Registrant's Annual Report for the fiscal year ended
                                    December 31, 1999 and Registrant's Semi-Annual Report
                                    for the six months ended June 30, 2000. Morgan Stanley
                                    Dean Witter Municipal Income Trust's Annual Report for
                                    the fiscal year ended August 31, 2000.


 PART C OF FORM N-14 ITEM NO.                  OTHER INFORMATION HEADING
------------------------------   --------------------------------------------------------
15  ..........................   Indemnification
16  ..........................   Exhibits
17  ..........................   Undertakings

----------
* Not Applicable or negative answer

               MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 23, 2001


TO THE SHAREHOLDERS OF MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST:

     Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Dean Witter Municipal Income Trust ("MIT"), to be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048, at 9:00 A.M., New York time, on January 23, 2001, and any adjournments thereof (the "Meeting"), for the following purposes:

1. To consider and vote upon an Agreement and Plan of Reorganization, dated August 24, 2000 (the "Reorganization Agreement"), between MIT and Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt"), pursuant to which substantially all of the assets of MIT would be combined with those of Tax-Exempt and shareholders of MIT would become shareholders of Tax-Exempt receiving Class D shares of Tax-Exempt with a value equal to the net asset value of their holdings in MIT (the "Reorganization"); and

2. To act upon such other matters as may properly come before the Meeting.

     The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as Exhibit A thereto. Shareholders of record at the close of business on October 16, 2000 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person. THE BOARD OF TRUSTEES OF MIT RECOMMENDS YOU VOTE IN FAVOR OF THE REORGANIZATION. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.


                                            By Order of the Board of Trustees,


                                            BARRY FINK,
                                            Secretary

October   , 2000


  YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. AS DISCUSSED IN THE ENCLOSED PROXY STATEMENT, CERTAIN SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS ON THEIR PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                          MORGAN STANLEY DEAN WITTER
                          TAX-EXEMPT SECURITIES TRUST

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048
                                (800) 869-NEWS

                         ACQUISITION OF THE ASSETS OF
               MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

                   BY AND IN EXCHANGE FOR CLASS D SHARES OF
            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

     This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Dean Witter Municipal Income Trust ("MIT"), in connection with an Agreement and Plan of Reorganization, dated August 24, 2000 (the "Reorganization Agreement"), pursuant to which substantially all the assets of MIT, a closed-end management investment company, will be combined with those of Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt"), an open-end management investment company, in exchange for Class D shares of Tax-Exempt (the "Reorganization"). As a result of this transaction, shareholders of MIT will become shareholders of Tax-Exempt and will receive Class D shares of Tax-Exempt with a value equal to the net asset value of their holdings in MIT. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between MIT and Tax-Exempt, attached hereto as Exhibit A. The address of MIT is that of Tax-Exempt set forth above. This Proxy Statement also
constitutes a Prospectus of Tax-Exempt, which is dated October   , 2000, filed
by Tax-Exempt with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").

     Tax-Exempt is an open-end diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax consistent with preservation of capital. The fund seeks to achieve its objective by investing at least 80% of its assets in securities that pay interest exempt from federal income taxes.

     This Proxy Statement and Prospectus sets forth concisely information about Tax-Exempt that shareholders of MIT should know before voting on the Reorganization Agreement. A copy of the Prospectus for Tax-Exempt dated February 24, 2000, is attached as Exhibit B and incorporated herein by reference. Also enclosed and incorporated herein by reference is Tax-Exempt's Annual Report for the fiscal year ended December 31, 1999 and the succeeding Semi-Annual Report for the six months ended June 30, 2000. A Statement of Additional Information relating to the Reorganization, described in this Proxy
Statement and Prospectus (the "Additional Statement"), dated October   , 2000,
has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference is MIT's Annual Report for its fiscal year ended August 31, 2000. Such documents are available without charge by calling (800) 869-NEWS (TOLL FREE).

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         THIS PROXY STATEMENT AND PROSPECTUS IS DATED OCTOBER   , 2000.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS



                                                                                             PAGE
                                                                                            -----
INTRODUCTION ............................................................................      1
  General ...............................................................................      1
  Record Date; Share Information ........................................................      1
  Proxies ...............................................................................      2
  Expenses of Solicitation ..............................................................      2
  Vote Required .........................................................................      3
SYNOPSIS ................................................................................      3
  The Reorganization ....................................................................      3
  Fee Table .............................................................................      4
  Tax Consequences of the Reorganization ................................................      5
  Reasons for the Reorganization ........................................................      6
  Comparison of MIT and Tax-Exempt ......................................................      6
PRINCIPAL RISK FACTORS ..................................................................      8
THE REORGANIZATION ......................................................................      9
  The Proposal ..........................................................................      9
  The Board's Consideration .............................................................      9
  The Reorganization Agreement ..........................................................     11
  Tax Aspects of the Reorganization .....................................................     12
  Description of Shares of Tax-Exempt and MIT and the Organization of the Two Funds .....     13
  Capitalization Table (unaudited) ......................................................     15
  Appraisal Rights ......................................................................     15
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS ..........................     16
  Investment Objectives and Policies ....................................................     16
  Investment Restrictions ...............................................................     19
ADDITIONAL MATTERS REGARDING MIT ........................................................     20
  History of Public Trading of MIT's Shares .............................................     21
  Investment Advisor ....................................................................     21
  Portfolio Management ..................................................................     21
  Expenses Borne by MIT .................................................................     22
ADDITIONAL INFORMATION ABOUT MIT AND TAX-EXEMPT .........................................     22
  General ...............................................................................     22
  Financial Information .................................................................     23
  Management ............................................................................     23
  Description of Securities and Shareholder Inquiries ...................................     23
  Custodian and Transfer Agent and Dividend Paying Agent ................................     23
  Dividends, Distributions and Taxes ....................................................     23
  Purchases, Repurchases and Redemptions ................................................     23
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE .............................................     24
FINANCIAL STATEMENTS AND EXPERTS ........................................................     24
LEGAL MATTERS ...........................................................................     24
AVAILABLE INFORMATION ...................................................................     24
OTHER BUSINESS ..........................................................................     25
Exhibit A - Agreement and Plan of Reorganization, dated August 24, 2000, by and between
 MIT and Tax-Exempt .....................................................................    A-1
Exhibit B - Prospectus of Tax-Exempt dated February 24, 2000 ............................    B-1
Exhibit C -- Description of Dividend Reinvestment Plan of MIT ...........................    C-1

               MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS

                             --------------------

                        PROXY STATEMENT AND PROSPECTUS

                             --------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 23, 2001


                                 INTRODUCTION

GENERAL

     This Proxy Statement and Prospectus is being furnished to the shareholders of the Morgan Stanley Dean Witter Municipal Income Trust ("MIT"), a closed-end diversified management investment company, in connection with the solicitation by the Board of Trustees of MIT (the "Board") of proxies to be used at the Special Meeting of Shareholders of MIT to be held in the Career Development Room, Sixty-First Floor, Two World Trade Center, New York, New York 10048 at 9:00 A.M., New York time, on January 23, 2001, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and
Prospectus will be made on or about October   , 2000.

     At the Meeting, MIT shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated August 24, 2000 (the "Reorganization Agreement"), between MIT and Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt") pursuant to which substantially all of the assets of MIT will be combined with those of Tax-Exempt in exchange for Class D shares of Tax-Exempt. As a result of this transaction, Shareholders will become shareholders of Tax-Exempt and will receive Class D shares of Tax-Exempt equal to the net asset value of their holdings in MIT on the closing date of such transaction (the "Reorganization"). The Class D shares to be issued by Tax-Exempt pursuant to the Reorganization (the "Tax-Exempt Shares") will be issued at net asset value and will not be subject to any sales charge. Further information relating to Tax-Exempt is set forth herein and in Tax-Exempt's current Prospectus, dated February 24, 2000 ("Tax-Exempt's Prospectus"), attached to this Proxy Statement and Prospectus and incorporated herein by reference.

     The information concerning MIT contained herein has been supplied by MIT and the information concerning Tax-Exempt contained herein has been supplied by Tax-Exempt.


RECORD DATE; SHARE INFORMATION

     The Board has fixed the close of business on October 16, 2000 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date,
there were [     ] shares of MIT issued and outstanding. There are no MIT
shares held by MIT. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

     The following persons were known to own of record or beneficially 5% or
more of the outstanding shares of MIT as of the Record Date: [            ]. As
of the Record Date, the trustees and officers of MIT, as a group, owned less than 1% of the outstanding shares of MIT.

     The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of Tax-Exempt as of the Record Date:
Class A -- [                 ]. Class C -- [             ]. As of the Record
Date, the trustees and officers of Tax-Exempt, as a group, owned less than 1% of the outstanding shares of Tax-Exempt.


PROXIES

     The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of MIT at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

     In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of MIT present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.


EXPENSES OF SOLICITATION

     The expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, are expected to approximate $130,000 and will be borne by MIT. MIT and Tax-Exempt will bear all of their respective other expenses associated with the Reorganization. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of MIT, and officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager" or the "Investment Advisor") and Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), an affiliate of MSDW Advisors, personally or by mail, telephone, telegraph or otherwise, without compensation therefor. In addition, MIT may retain Mackenzie Partners, Inc. as proxy solicitor, at a cost to MIT of approximately $7,500 plus reimbursement of reasonable expenses. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

     Shareholders whose shares are registered with MSDW Trust will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement and Prospectus. To vote by touchtone telephone, Shareholders can call the toll-free number 1-800-690-6903. To vote by Internet, Shareholders can access the websites www.msdwt.com or www.proxyvote.com. Telephonic and Internet voting with MSDW Trust presently are not available to Shareholders whose shares are held in street name.

     In certain instances, MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. MIT has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder.


VOTE REQUIRED

     Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (i.e., more than 50%) of the shares of MIT represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, MIT will continue in existence and the Board will consider alternative actions.


                                   SYNOPSIS

     The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreement. Shareholders should carefully review this Proxy Statement and Prospectus and Reorganization Agreement in their entirety and, in particular, Tax-Exempt's Prospectus, which is attached to this Proxy Statement and incorporated herein by reference.


THE REORGANIZATION

     The Reorganization Agreement provides for the transfer of substantially all the assets of MIT, subject to stated liabilities, to Tax-Exempt in exchange for the Tax-Exempt Shares. The aggregate net asset value of the Tax-Exempt Shares issued in the exchange will equal the aggregate value of the net assets of MIT received by Tax-Exempt. On or after the closing date of the Reorganization, currently anticipated to be January 29, 2001, (the "Closing Date"), MIT will distribute the Tax-Exempt Shares received by MIT to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of MIT and MIT will thereafter be de-registered as an investment company under the Investment Company Act of 1940

(the "1940 Act") and dissolved under Massachusetts law. As a result of the Reorganization, each Shareholder will receive that number of full and fractional Tax-Exempt Shares equal in value to such Shareholder's pro rata interest in the net assets of MIT transferred to Tax-Exempt. Accordingly, as a result of the Reorganization, each Shareholder of MIT will become a holder of Class D shares of Tax-Exempt. Shareholders holding their shares of MIT in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Tax-Exempt; however, such Shareholders will not be able to redeem, transfer or exchange the Tax-Exempt Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

     FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE TRUSTEES WHO ARE NOT "INTERESTED PERSONS" OF MIT ("INDEPENDENT TRUSTEES"), AS THAT TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"), HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF MIT AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.


FEE TABLE

     MIT and Tax-Exempt each pay a variety of expenses for management of their assets, distribution of their shares (Tax-Exempt) and other services, and those expenses are reflected in the net asset value per share of each fund. Class D shares of Tax-Exempt do not pay distribution-related fees; however, the other three Classes offered by Tax-Exempt pay fees for the distribution of their shares. The following table briefly describes the fees and expenses that a shareholder of MIT and a Class D shareholder of Tax-Exempt may pay if they buy and hold shares of each respective fund. These expenses are deducted from each respective fund's assets and are based on expenses paid by MIT for its fiscal year ended August 31, 2000 and on expenses paid by Class D shares of Tax-Exempt for its fiscal year ended December 31, 1999. The table also sets forth pro forma fees for the surviving combined fund (Tax-Exempt) reflecting what the fee schedule would have been on June 30, 2000, if the Reorganization had been consummated twelve (12) months prior to that date and assuming Class D fees and expenses.

Shareholder Fees
----------------


                                                                                       PRO FORMA
                                                                        TAX-EXEMPT     COMBINED
                                                              MIT        (CLASS D)     (CLASS D)
                                                           ---------   ------------   ----------
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
 (AS A PERCENTAGE OF OFFERING PRICE)                       none(1)     none           none
MAXIMUM SALES CHARGE (LOAD) IMPOSED ON REINVESTED
 DIVIDENDS                                                 none        none           none
MAXIMUM CONTINGENT DEFERRED SALES CHARGE (LOAD) (AS A
 PERCENTAGE OF THE LESSER OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS)                                      none        none           none
REDEMPTION FEES                                            none(1)     none           none
EXCHANGE FEE                                               none        none           none

----------
(1) Purchases and sales of MIT are made on the New York Stock Exchange or otherwise through brokers and dealers and are generally subject to brokerage commissions which vary. Customarily, such commissions may depend upon the size of the transaction, the broker selected and other factors.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
----------------------------------------------------------------------------



                                                                              PRO FORMA
                                                                               COMBINED
                                                              TAX-EXEMPT      TAX-EXEMPT
                                                MIT            (CLASS D)      (CLASS D)
                                          ---------------   --------------   -----------
MANAGEMENT FEES                                 0.54%(2)          0.44%          0.43%
DISTRIBUTION AND SERVICE (12B-1) FEES           none              none           none
OTHER EXPENSES                                  0.11%             0.07%          0.07%
TOTAL ANNUAL FUND OPERATING EXPENSES            0.65%             0.51%          0.50%

----------
(2) The Management Fees shown for MIT reflect both the advisory and administration fees paid by MIT under its Investment Advisory Agreement with MSDW Advisors and its Administration Agreement with Morgan Stanley Dean Witter Services Company Inc., respectively. The combined services provided to MIT under these two agreements are comparable to the services provided to Tax-Exempt under its Investment Management Agreement with MSDW Advisors. For more information, please see "Synopsis -- Comparison of MIT and Tax-Exempt -- Investment Management and Administration."


EXAMPLE

     To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The Example assumes that an investor invests $10,000 in either MIT or Class D shares of Tax-Exempt or the new combined fund (Tax-Exempt), that the investment has a 5% return each year and that the operating expenses for each fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions.


     Expenses Over Time:


                                           1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                          --------   ---------   ---------   ---------
MIT ...................................      $66        $208        $362        $810
Tax-Exempt (Class D) ..................      $52        $164        $285        $640
Pro Forma Combined (Class D) ..........      $51        $160        $280        $628

     The purpose of the foregoing fee table is to assist the investor or shareholder in understanding the various costs and expenses that an investor or shareholder in the fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of MIT and Tax-Exempt -- Investment Management and Administration Fees, Other Significant Fees, and Purchases, Exchanges and Redemptions" below.


TAX CONSEQUENCES OF THE REORGANIZATION

     As a condition to the Reorganization, MIT and Tax-Exempt, will receive an opinion of Mayer, Brown & Platt to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by MIT or the shareholders of MIT for federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

REASONS FOR THE REORGANIZATION

     MIT is a closed-end fund that has traded on the New York Stock Exchange ("NYSE") at a discount to net asset value for the past six years. For more information, see "Additional Matters Regarding MIT -- History of Public Trading of MIT's Shares" below. The Board of MIT has, in the past, considered a number of options in attempting to reduce or eliminate the discount, including share repurchases and the use of tender offers. For a number of years, the Board has authorized a share repurchase program to repurchase shares of MIT in the open-market in order to support the price of the fund's shares. The Board has concluded that currently, the Reorganization is an appropriate course for Shareholders of MIT to realize the net asset value of their shares as well as other benefits offered by the Reorganization. For further information on the reasons for the Board's decision, see "The Reorganization -- The Board's Consideration," set forth below.


COMPARISON OF MIT AND TAX-EXEMPT

     INVESTMENT OBJECTIVES AND POLICIES. MIT and Tax-Exempt have similar investment objectives. As its investment objective, MIT seeks to provide current income exempt from federal income tax. Tax-Exempt has an investment objective of seeking to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The respective investment objectives of MIT and Tax-Exempt are fundamental and may not be changed without respective shareholder approval.

     Tax-Exempt seeks to achieve its investment objective by investing at least 80% of its total assets in securities that pay interest exempt from federal income taxes, i.e., municipal obligations. Likewise, MIT seeks to achieve its investment objective by investing at least 80% of its net assets in municipal obligations. Income dividend distributions of Tax-Exempt and MIT, to the extent derived from municipal obligations, are normally exempt from federal income taxes, however, all, or a portion of, MIT's investments in municipal obligations may be subject to the alternative minimum tax for certain investors. Under normal circumstances, Tax-Exempt has a 20% limit on investments in municipal obligations subject to the alternative minimum tax.

     Other than as set forth above, the investment policies of MIT and Tax-Exempt are substantially similar; the principal differences between them are described under "Comparison of Investment Objectives, Policies and Restrictions" below.

     INVESTMENT MANAGEMENT AND ADMINISTRATION FEES. Pursuant to an Investment Advisory Agreement, MIT's investment adviser, MSDW Advisors, manages MIT's assets, including placing orders for the purchase and sale of portfolio securities. MSDW Advisors obtains and evaluates such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to manage the assets of MIT in a manner consistent with its objective and policies. As compensation for advisory services provided to MIT, MIT pays MSDW Advisors an advisory fee, calculated weekly and payable monthly, by applying the following annual rates to the fund's weekly net assets: 0.35% to the portion of the fund's weekly net assets not exceeding $250 million and 0.25% to the portion of the fund's weekly net assets exceeding $250 million. Pursuant to an Administration Agreement, MIT has retained Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services"), a wholly owned subsidiary of MSDW Advisors, to serve as Administrator for MIT. Under that agreement, MSDW Services provides MIT with certain administrative and/or bookkeeping services. As compensation for such services, MIT pays MSDW Services a fee, calculated weekly and payable monthly, by applying the following annual rates to the fund's weekly net assets: 0.20% to the portion of the fund's weekly net assets not exceeding $250 million; 0.15% to the portion of the fund's weekly net assets exceeding $250 million but not exceeding $500 million; 0.12% to the portion of the fund's weekly net assets exceeding $500 million but not exceeding $750 million; and 0.10% to the portion of the fund's weekly net assets exceeding $750 million. The services provided to MIT under both the Investment Advisory Agreement and the Administration Agreement are comparable to those provided by MSDW Advisors to Tax-Exempt under its Investment

Management Agreement with MSDW Advisors. Pursuant to that agreement, Tax-Exempt pays MSDW Advisors, monthly compensation calculated daily by applying the following annual rates to the average daily net assets of the fund: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% of the portion of the daily net assets exceeding $1.25 billion. Each class of shares of Tax-Exempt is subject to the same management fee rates.

     MIT is a closed-end investment company and therefore does not have a distribution plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan"). Tax-Exempt has adopted a 12b-1 Plan for the distribution of its shares, however, there are no 12b-1 fees applicable to Tax-Exempt's Class D shares. For information relating to the 12b-1 fees applicable to Tax-Exempt's Class A, B and C shares, see the section entitled "Share Class Arrangements" in Tax-Exempt's Prospectus, attached hereto.

     OTHER SIGNIFICANT FEES. Both MIT and Tax-Exempt pay additional fees in connection with their operations, including legal, auditing, transfer agent, trustees fees and custodial fees and, in the case of MIT, listing fees for the listing of its shares on the NYSE. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

     PURCHASES, EXCHANGES AND REDEMPTIONS. Class D shares of Tax-Exempt are currently offered at net asset value and such shares may be redeemed for cash without redemption or other charge at the net asset value per share next determined. Normally, Class D shares of Tax-Exempt are offered only to a limited group of investors. Subsequent to the Reorganization, all MIT shares will be designated Class D shares of Tax-Exempt. However, additional investments (except for reinvestment of distributions received on shares acquired as a result of the Reorganization) in Class D shares of Tax-Exempt (or in Class D shares of any other Morgan Stanley Dean Witter Fund) by Shareholders holding such shares may only be made if those Shareholders are otherwise eligible to purchase Class D shares. Class D shares acquired in the Reorganization may, however, be exchanged for Class D shares of another Morgan Stanley Dean Witter Fund pursuant to Class D's exchange privileges discussed below.

     Tax-Exempt offers four classes of shares (Class A, Class B, Class C and Class D) which differ principally in terms of sales charges, distribution and service fees, and ongoing expenses. For further information relating to each of the classes of Tax-Exempt's shares, see the section entitled "Share Class Arrangements" in Tax-Exempt's Prospectus attached hereto.

     Class D shares of Tax-Exempt that are held with a broker-dealer that has entered into a selected dealer agreement with Tax-Exempt's distributor (or shares held directly with Tax-Exempt's transfer agent) may be exchanged for Class D shares of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class, or any of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee.

     Tax-Exempt shareholders may redeem their Tax-Exempt shares on any business day at the net asset value of such shares. Tax-Exempt provides telephone exchange privileges to its shareholders. For greater details relating to exchange privileges applicable to Tax-Exempt, see the section entitled "How to Exchange Shares" in Tax-Exempt's Prospectus.

     Tax-Exempt may redeem involuntarily, at net asset value, most accounts valued at less than $100. However, Tax-Exempt offers a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within thirty-five days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased.

     Unlike Tax-Exempt, MIT is a closed-end investment company and does not redeem its shares or engage in the continuous offering of new shares in the same manner as an open-end investment company and does not offer to exchange its shares for shares of other investment companies. Shares of MIT are only purchased and sold on the NYSE.

     DIVIDENDS. Tax-Exempt declares income dividends daily and pays dividends from net investment income monthly; MIT declares and pays dividends from net investment income monthly. Tax-Exempt usually distributes net capital gains, if any, in June and December and MIT distributes all of its net realized short-term and long-term capital gains at least once per year. Each, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to Tax-Exempt, dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash. All persons who become registered holders of MIT are automatically included in MIT's automatic dividend reinvestment plan unless they elect to receive distributions in cash. Under that plan, Shareholders' dividends are automatically reinvested in shares of MIT at the then-current market price of such shares. For more information on MIT's dividend reinvestment plan, see Exhibit C to this Proxy Statement and Prospectus. As discussed above, Tax-Exempt's and MIT's income dividend distributions to shareholders are generally exempt from federal income taxes.


                            PRINCIPAL RISK FACTORS

     The share price or net asset value of Tax-Exempt and the market price per share of MIT on the NYSE as well as MIT's net asset value will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including changes in prevailing interest rates, which cannot be predicted. The principal risks of an investment in either Tax-Exempt or MIT are the risks associated with their respective fixed-income securities which primarily consist of municipal obligations. Fixed income securities are subject to two types of risks: credit risk and interest rate risk.

     Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of certain municipal obligations known as revenue bonds, the credit risk refers to the possibility that the user fees from a project or specified revenue source are insufficient to meet interest and/or principal payment obligations or the credit impairment of the user. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

     MIT may invest up to 35% of its assets in municipal obligations rated below investment grade (i.e., junk bonds), and it may invest without limitation in municipal obligations rated in the lowest investment grade category. Tax-Exempt may invest in such lower rated obligations to a significantly limited extent (e.g., the fund may only invest up to 5% of its assets in junk bonds). Lower rated obligations are generally subject to increased credit and interest rate risk and thus have speculative characteristics. As a result, these securities are generally more volatile and less liquid than higher rated securities.

     Both Tax-Exempt and MIT may invest a portion of their respective assets in inverse floating rate municipal obligations which are obligations that are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rates on inverse floating rate municipal obligations generally move in the reverse direction of market interest rates. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed-income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating but they also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

     Certain of the municipal obligations that Tax-Exempt and MIT may invest in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.

     Both Tax-Exempt and MIT may invest in municipal lease obligations which are obligations issued by state and local agencies or authorities to finance equipment and facilities. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed, in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative appropriations do not occur, holders of such municipal lease obligations may experience difficulty exercising their rights, including disposition of the property.

     Both Tax-Exempt and MIT may also invest in futures obligations which are considered speculative in nature and involve certain risks.

     The foregoing discussion is a summary of the principal risk factors of MIT and Tax-Exempt. For a more complete discussion of the risks of Tax-Exempt, see "Principal Risks" and "Additional Risk Information" in Tax-Exempt's Prospectus attached hereto and incorporated herein by reference.


                              THE REORGANIZATION


THE PROPOSAL

     The Board of Trustees of MIT, including the Independent Trustees, having reviewed the financial position of MIT, the ability of Shareholders of MIT to realize the net asset value of their shares and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of MIT and its Shareholders and that the interests of MIT's Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of MIT.


THE BOARD'S CONSIDERATION

     At a meeting held on August 24, 2000, the Board, including all of the Independent Trustees, unanimously approved the Reorganization Agreement and determined to recommend that MIT Shareholders approve the

Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the elimination of the current market discount of MIT shares, the effect on Shareholders of "open-ending" MIT including, for example, the potential impact of redemptions on portfolio management, and the comparative expense ratios of MIT and the Class D shares of Tax-Exempt. The Board also considered other factors, including, but not limited to: comparable investment objectives, policies, restrictions and portfolios of MIT and Tax-Exempt; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by MIT and Tax-Exempt in connection with the Reorganization.

     In recommending the Reorganization to Shareholders, the Board of MIT considered that the Reorganization would have the following benefits to
Shareholders:

     1. MIT, since January of 1994, has generally traded at a discount to its net asset value and is, as of the date of this Proxy Statement and Prospectus, trading at a discount. The Reorganization at net asset value would benefit the Shareholders of MIT by immediately eliminating any such discount. See "Additional Matters Regarding MIT -- History of Public Trading of MIT's Shares" below.

     2. Once the Reorganization is consummated, the expenses which would be borne by Class D shareholders of the "combined fund" are expected to be significantly lower on a percentage basis than the expenses per share of MIT. This is partially attributable to the fact that Tax-Exempt's investment management fee rate (0.44% of its net assets) was appreciably lower for its last fiscal year than MIT's combined advisory/administration fee rate (0.54%) paid for its last fiscal year. (As noted earlier, MIT pays separate advisory and administration fees under two agreements for services comparable to those provided under Tax-Exempt's single Investment Management Agreement.) Furthermore, the rate of other expenses paid by Class D of the surviving Tax-Exempt (0.07% of average daily net assets) for its last fiscal year was lower than the rate of other expenses paid by MIT (0.11% of average daily net assets) for its last fiscal year. In addition, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The Board noted that the expense ratio for MIT (0.65% for its fiscal year ended August 31, 2000) was materially higher than the expense ratio for Class D shares of Tax-Exempt (0.51% for its fiscal year ended December 31, 1999).

     3. Shareholders of MIT would have a continued participation in a portfolio of municipal obligations normally exempt from federal income tax.

     4. Shareholders would have the ability to exchange their Class D shares of Tax-Exempt acquired as a result of the Reorganization into Class D shares of any Morgan Stanley Dean Witter Multi-Class Fund without the imposition of any sales charge or additional fees. The Board noted, however, that exchange privileges will not be available to Shareholders who hold Tax-Exempt shares with broker-dealers that have not entered into a selected dealer agreement with Tax-Exempt's distributor. MIT, being a closed-end fund, does not offer any exchange privileges.

     5. The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by MIT or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

     The Board of Trustees of Tax-Exempt, including a majority of the Independent Trustees of Tax-Exempt, also have determined that the Reorganization is in the best interests of Tax-Exempt and its shareholders and that the interests of existing shareholders of Tax-Exempt will not be diluted as a result thereof. The transaction will enable Tax-Exempt to acquire investment securities which are consistent with Tax-Exempt's investment objective, without the costs attendant to the purchase of such securities in the market. Also, the addition of MIT's assets to Tax-Exempt's portfolio may result in a further reduction in Tax-Exempt's investment management fee resulting from the addition of more assets at a lower breakpoint rate in the management fee schedule and may result also in the economies of scale described above. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to the Fund are sufficiently minor to warrant taking the opportunity to realize those benefits.

THE REORGANIZATION AGREEMENT

     The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

     The Reorganization Agreement provides that (i) MIT will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by MIT as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to Tax-Exempt on the Closing Date in exchange for the assumption by Tax-Exempt of stated liabilities of MIT, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of MIT prepared by the Treasurer of MIT, as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Tax-Exempt Shares; (ii) such Tax-Exempt Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) MIT would be de-registered as an investment company under the 1940 Act; (iv) MIT would be dissolved as a Massachusetts business trust; and (v) the outstanding shares of MIT would be canceled.

     The number of Tax-Exempt Shares to be delivered to MIT will be determined by dividing the aggregate net asset value of the shares of MIT acquired by Tax-Exempt by the net asset value per share of the Class D shares of Tax-Exempt; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as MIT and Tax-Exempt may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, the shares of MIT had an aggregate net asset value (not including any Cash Reserve of MIT) of $100,000. If the net asset value per Class D share of Tax-Exempt were $10 per share at the close of business on the Valuation Date, the number of Class D shares of Tax-Exempt to be issued would be 10,000 ($100,000 (divided by) $10). These 10,000 Class D shares of of Tax-Exempt would be distributed to the former shareholders of MIT. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

     On the Closing Date or as soon as practicable thereafter, MIT will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the Tax-Exempt Shares it receives. Each Shareholder will receive Class D shares of Tax-Exempt that corresponds to the shares of MIT currently held by that Shareholder. Tax-Exempt will cause its transfer agent to credit and confirm an appropriate number of Tax-Exempt Shares to each Shareholder. Certificates for Tax-Exempt Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Tax-Exempt. Shareholders who wish to receive certificates representing their Tax-Exempt Shares must, after receipt of their confirmations, make a written request to Tax-Exempt's transfer agent Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders of MIT holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Tax-Exempt; however, such Shareholders will not be able to redeem, transfer or exchange the Tax-Exempt Shares received until the old certificates have been surrendered.

     The Closing Date will be the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by MIT or Tax-Exempt. The Reorganization Agreement may be amended in any mutually agreeable manner. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne, as set forth in this Proxy Statement and Prospectus under "Expenses of Solicitation," by MIT, which expenses are expected to approximate $137,500. MIT and Tax-Exempt will bear all of their respective other expenses associated with the Reorganization.

     The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of MIT, and Tax-Exempt. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by May 31, 2001, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

     Under the Reorganization Agreement, within one year after the Closing Date, MIT shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former Shareholders of MIT that received Tax-Exempt Shares. MIT shall be de-registered as an investment company under the 1940 Act, dissolved under Massachusetts law promptly following the distributions of shares of Tax-Exempt to Shareholders of record of MIT.

     The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of MIT (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in Tax-Exempt Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if MIT recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

     Prior to the NYSE's suspension of trading of MIT's shares, which is currently expected to occur the next business day after the Meeting (assuming Shareholders of MIT approve the Reorganization Agreement at the Meeting) Shareholders will continue to be able to sell their shares of MIT on the NYSE at the market price of the shares on the NYSE when the sell order is placed. Following the suspension of trading, Shareholders will no longer be able to sell their MIT shares on the NYSE. On or after the Closing Date, however, Shareholders will be able to redeem their newly-issued shares of Tax-Exempt.


TAX ASPECTS OF THE REORGANIZATION

     At least one but not more than 20 business days prior to the Valuation Date, MIT will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of MIT's investment company taxable income for all periods since the inception of MIT through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of MIT's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

     The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code").

     As a condition to the Reorganization, MIT and Tax-Exempt will receive an opinion of Mayer, Brown & Platt to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by MIT and Tax-Exempt (including a representation to the effect that Tax-Exempt has no plan or intention to sell or otherwise dispose of more than fifty percent of the assets of MIT acquired in the Reorganization except for dispositions made in the ordinary course of business):

     1. The transfer of MIT's assets in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of certain stated liabilities of MIT followed by the distribution by MIT of the Tax-Exempt Shares to Shareholders in exchange for their MIT shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and MIT and Tax-Exempt will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     2. No gain or loss will be recognized by Tax-Exempt upon the receipt of the assets of MIT solely in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities of MIT;

     3. No gain or loss will be recognized by MIT upon the transfer of the assets of MIT to Tax-Exempt in exchange for the Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities or upon the distribution of Tax-Exempt Shares to Shareholders in exchange for their MIT shares;

     4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of MIT for the Tax-Exempt Shares;

     5. The aggregate tax basis for the Tax-Exempt Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in MIT held by each such Shareholder immediately prior to the Reorganization;

     6. The holding period of the Tax-Exempt Shares to be received by each Shareholder will include the period during which the shares of MIT surrendered in exchange therefor were held (provided such shares in MIT were held as capital assets on the date of the Reorganization);

     7. The tax basis of the assets of MIT acquired by Tax-Exempt will be the same as the tax basis of such assets of MIT immediately prior to the Reorganization; and

     8. The holding period of the assets of MIT in the hands of Tax-Exempt will include the period during which those assets were held by MIT.

     The advice of Counsel is not binding on the Internal Revenue Service or the courts and neither MIT nor Tax-Exempt has sought or will seek a ruling with respect to the tax treatment of the Reorganization.

     SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES OF TAX-EXEMPT AND MIT AND THE ORGANIZATION OF THE TWO
FUNDS

     Class D shares of Tax-Exempt to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by Tax-Exempt and transferable without restrictions and will have no preemptive rights. As stated above, Class D shares of Tax-Exempt are not subject to any sales charge on purchase or redemption or any 12b-1 fee.

     Shares of MIT (the only existing class of which is common) are entitled to one vote for each share held and to vote for the election of Trustees and on other matters submitted to meetings of shareholders. Shares of MIT have no pre-emptive or conversion rights and the shares, when issued, are fully paid and non-assessable.

     The shareholders of Tax-Exempt are entitled to a full vote for each full share of beneficial interest held. Tax-Exempt is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of Tax-Exempt are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     Tax-Exempt's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in Tax-Exempt's Prospectus.

     Tax-Exempt is not required to hold annual meetings of shareholders and in ordinary circumstances Tax-Exempt does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and Tax-Exempt is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. MIT, whose shares are listed on the NYSE, does hold annual meetings as required by the rules of the NYSE.

     Both Tax-Exempt and MIT are entities of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of Tax-Exempt or MIT. However, the Declaration of Trust of both funds contains an express disclaimer of shareholder liability for acts or obligations of Tax-Exempt or MIT, requires that notice of such Tax-Exempt or MIT obligations include such disclaimer, and provides for indemnification out of the Tax-Exempt's or MIT's property for any shareholder held personally liable for the obligations of Tax-Exempt or MIT. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Tax-Exempt or MIT themselves would be unable to meet their obligations. Given the above limitations on shareholder personal liability, and the nature of Tax-Exempt's and MIT's assets and operations, the possibility of Tax-Exempt or MIT being unable to meet their obligations is remote and thus, in the opinion of Massachusetts counsel to Tax-Exempt and MIT, the risk to Tax-Exempt and MIT shareholders of personal liability is remote.

     MIT presently has certain anti-takeover provisions in its Declaration of Trust which could have the effect of limiting the ability of other entities or persons to acquire control of MIT, to cause it to engage in certain transactions or to modify its structure. The Board of Trustees is divided into three classes, each having a term of three years. Each year the term of one class expires. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. In addition, the affirmative vote or consent of the holders of 80% of the shares of MIT (a greater vote than that required by the 1940 Act and greater than the required vote applicable to business corporations under state law) is required to authorize the conversion of MIT from a closed-end to an open-end investment company, or generally to authorize any of the following transactions:

      (i) merger or consolidation of MIT with or into any other corporation;

     (ii) issuance of any securities of MIT to any person or entity for cash;

     (iii) sale, lease or exchange of all or any substantial part of the assets of MIT, to any entity or person (except assets having an aggregate fair market value of less than $1,000,000);


     (iv) sale, lease or exchange to MIT, in exchange for securities of MIT, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000)


if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of 5% or more of the outstanding shares of MIT. However, such 80% vote or consent will not be required with respect to the foregoing transactions where the Board of Trustees under certain conditions approves the transaction (as the Board has done with respect to the Reorganization), in which case, with respect to (i) and (iii) above, a majority shareholder vote or consent will be required, and, with respect to (ii) and
(iv) above, no shareholder vote or consent would be required. Furthermore, any amendment to the provisions in the Declaration of Trust requiring an 80% shareholder vote or consent for the foregoing transactions similarly requires an 80% shareholder vote or consent.


CAPITALIZATION TABLE (UNAUDITED)


     The following table sets forth the capitalization of Tax-Exempt and MIT as of August 31, 2000 and on a pro forma combined basis as if the Reorganization had occurred on that date:




                                                                                     NET ASSET
                                                                        SHARES         VALUE
                                                    NET ASSETS       OUTSTANDING     PER SHARE
                                                -----------------   -------------   ----------
MIT                                              $  268,845,067      27,577,097     $  9.75
Tax-Exempt
 (Class A)                                       $   18,257,997       1,596,984     $ 11.43
 (Class B)                                       $  142,841,544      12,442,278     $ 11.48
 (Class C)                                       $   11,157,397         973,960     $ 11.46
 (Class D)                                       $  856,258,319      74,945,142     $ 11.43
Total Tax-Exempt (Class A-D)                     $1,028,515,257              --         --
Combined Fund (pro forma)
 (Class A)                                       $   18,257,997       1,596,984     $ 11.43
 (Class B)                                       $  142,841,544      12,442,278     $ 11.48
 (Class C)                                       $   11,157,397         973,960     $ 11.46
 (Class D)                                       $1,125,103,386      98,466,145     $ 11.43
Total Combined Fund (pro forma) (Class A-D)      $1,297,360,324              --        --

APPRAISAL RIGHTS


     Shareholders will have no appraisal rights in connection with the Reorganization.

        COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS


INVESTMENT OBJECTIVES AND POLICIES

     MIT and Tax-Exempt have similar investment objectives. MIT seeks to provide current income exempt from federal income tax; Tax-Exempt seeks to provide a high level of current income exempt from federal income tax consistent with preservation of capital.

     Tax-Exempt invests at least 80% of its total assets in securities that pay interest exempt from federal income taxes, in accordance with its investment objectives set forth above. Tax-Exempt invests at least 75% of its net assets in (i) municipal bonds rated within the three highest grades by either Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch"); (ii) municipal notes rated within the two highest grades by Moody's, S&P or Fitch, or, if not rated, have outstanding bonds within the three highest grades by Moody's, S&P or Fitch; and (iii) municipal commercial paper rated within the highest grade by such rating organizations. Tax-Exempt may invest up to 25% of its assets in municipal obligations that are rated below the limits stated above or are not rated by those rating agencies. However, Tax-Exempt may only invest up to 5% of its assets in municipal obligations rated below investment grade (Ba or BB or lower by Moody's or S&P), commonly known as "junk bonds." Unrated securities may be purchased by Tax-Exempt if such securities are judged by the Investment Manager to be of comparable quality to the rated securities described above. Other than its investment objectives, the foregoing investment policies of Tax-Exempt may be changed without shareholder approval.

     MIT invests at least 80% of its net assets in municipal obligations and certain municipal obligations in which MIT may invest without limit may be subject to the alternative minimum tax. MIT invests at least 65% of its total assets in: (a) Municipal Bonds which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's or S&P; (b) Municipal Notes which at the time of purchase are rated in the two highest grades by Moody's or in the three highest grades by S&P, or, if not rated, whose issuers have outstanding one or more issues of Municipal Bonds rated within the four highest grades by Moody's or S&P; and (c) Municipal Commercial Paper which at the time of purchase is rated within the highest grade by either Moody's or S&P. MIT may invest up to 35% of its assets in junk bonds and unrated obligations. Thus, with respect to this portion of the portfolio, MIT may invest in instruments rated as low as C by Moody's or S&P. Securities rated Ba or BB or lower by Moody's or S&P, respectively, are considered to be speculative investments and are commonly known as junk bonds. A general description of Moody's and S&P ratings of Municipal Bonds, Notes and Commercial Paper is set forth in Tax-Exempt's "Statement of Additional Information."

     MIT may invest any amount of its assets in securities that pay interest subject to the "alternative minimum tax" ("AMT") with the result that some taxpayers may have to pay tax on income distributions from MIT. Tax-Exempt may only invest up to 20% of its assets in securities subject to the AMT unless the fund has adopted a temporary defensive posture as set forth below.

     Both MIT and Tax-Exempt may invest up to 20% of their respective assets in taxable money market instruments.

     Both MIT and Tax-Exempt may take temporary "defensive" positions that are inconsistent with each fund's principal investment strategies in attempting to respond to adverse market conditions and during a temporary defensive period each fund may invest more than 20% of its assets in investments, the income of which may be subject to federal income taxes. In addition, during such a defensive posture, Tax-Exempt may also invest any amount of its assets in tax-exempt securities subject to the AMT.

     The foregoing investment objective and policies of MIT are fundamental and may not be changed without the approval of MIT shareholders.

     MIT may invest up to 10% of the value of its total assets, at the time of purchase, in Municipal Obligations denominated and payable in foreign currency, in an effort to increase the income of the fund. Such Obligations are issued by municipalities in the United States when it is believed that denomination in a foreign currency would be more attractive to potential purchasers.

     Both MIT and Tax-Exempt may invest up to 10% of their respective assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rates on the obligations will increase and if market interest rates increase, the interest rates on the obligations will fall.

     Both MIT and Tax-Exempt may purchase securities on a when-issued or delayed delivery basis or, in the case of Tax-Exempt, may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the funds' assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis (Tax-Exempt) may increase the volatility of their respective net asset value.

     Both MIT and Tax-Exempt may purchase variable rate or floating rate municipal obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right to demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit of purchasing obligations with a demand feature is that liquidity, and the ability to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     Both MIT and Tax-Exempt may enter into repurchase agreements subject to certain procedures designed to minimize risks associated with such investments. Repurchase agreements may be viewed as a type of secured lending and typically involve the acquisition by a fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits. It is the policy of MIT and Tax-Exempt not to invest in repurchase agreements that do not mature within seven days, if any such investments amount to more than 10% of MIT's total assets or amount to 10% of Tax-Exempt's net assets together with any other illiquid assets held by Tax-Exempt.

     Both MIT and Tax-Exempt may lend their portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% for Tax-Exempt and 102% for MIT of the market value, determined daily, of the loaned securities. The advantage of these loans is that the fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. Tax-Exempt may not lend more than 25% of the value of its total assets while MIT may not lend more than 10% of the value of its total assets. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by either fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the fund. Any gain or loss in the market price during the loan period would inure to the fund.

     Both MIT and Tax-Exempt may purchase and sell financial futures contracts and may purchase and write put and call options on such futures contracts for the purpose of hedging its portfolio securities against changes in prevailing interest rates. Both funds may invest in municipal bond index futures. The funds may not purchase and sell futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of each fund's total assets. Both funds may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of their respective portfolios. The funds will only write covered call or put options, or buy call or put options, which are listed on national securities exchanges. The funds may not write covered options in an amount exceeding 20% of the value of their respective total assets. The funds will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the respective fund's total assets.

     Both MIT and Tax-Exempt may invest in illiquid securities. MIT may invest in such securities in an amount up to 25% of its total assets while Tax-Exempt may only invest in such securities in an amount up to 10% of its net assets.

     Both MIT and Tax-Exempt may borrow money. MIT may borrow money from a bank for temporary or emergency purposes or for the repurchase of its shares provided that immediately after such borrowing the amount borrowed does not exceed 331/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Tax-Exempt may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

     Tax-Exempt may purchase securities on a when, as and if issued basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the fund until the Investment Manager determines that issuance of the security is probable. At that time, the fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. The value of the fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the fund, may not exceed 5% of the value of the fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the fund at the time of sale.

     Tax-Exempt may invest in zero coupon securities. Zero coupon securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. A zero coupon security pays no interest to its holder during its life.

     The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the funds. For a more complete discussion of Tax-Exempt's policies, see "Principal Investment Strategies" and "Additional Investment Strategy Information" in Tax-Exempt's Prospectus and "Description of the Fund and Its Investments and Risks" in Tax-Exempt's Statement of Additional Information.

INVESTMENT RESTRICTIONS

     The investment restrictions adopted by MIT and Tax-Exempt as fundamental policies are substantially similar. MIT's investment restrictions and their similarities or differences with Tax-Exempt's investment restrictions are summarized below. A full description of Tax-Exempt's investment restrictions can be found under the caption "Description of the Fund and Its Investments and Risks -- Fund Policies/Investment Restrictions" in Tax-Exempt's Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act.

     MIT may not:

     1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except that this limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. Tax-Exempt has a similar restriction but as to 100% of its total assets.

     2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest, by the United States Government, its agencies or instrumentalities). Tax-Exempt has an identical restriction.

     3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. In addition, the fund reserves the right to invest 25% or more of its assets in any of the following types of Municipal Obligations, provided that the percentage of the Trust's total assets in private activity bonds in any one category does not exceed 25% of the fund's total assets: health facility obligations, housing obligations, single family mortgage revenue bonds, industrial revenue obligations (including pollution control obligations), electric utility obligations, airport facility revenue obligations, water and sewer obligations, university and college revenue obligations, bridge authority and toll road obligations and resource recovery obligations. Tax-Exempt has a similar restriction.

     4. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities. Tax-Exempt has an identical restriction.

     5. Invest in common stock. Tax-Exempt has an identical restriction.

     6. Invest in securities of any issuer if, to the knowledge of the fund, any officer or trustee of the fund or any officer or director of the Investment Adviser or Dean Witter Reynolds owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer. Tax-Exempt has a substantially identical restriction.

     7. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein. Tax-Exempt has an identical restriction.

     8. Purchase or sell commodities except that the fund may purchase or sell financial futures contracts and related options thereon. Tax-Exempt has a substantially similar restriction.

     9. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs. Tax-Exempt has a similar restriction.

     10. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities. Tax-Exempt has an identical restriction.

     11. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets. Tax-Exempt has an identical restriction.

     12. Borrow money, except that the fund may borrow from a bank for temporary or emergency purposes or for repurchase of its shares provided that immediately after such borrowing the amount borrowed does not exceed 331/3% of the value of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities which are outstanding at the time). Tax-Exempt may only borrow for temporary or emergency purposes and only in amounts not exceeding 5% of the value of its total assets (not including the amount borrowed).

     13. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in Restriction 12. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets. Tax-Exempt has an identical restriction.

     14. Issue senior securities as defined in the Act, except insofar as the fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities. Tax-Exempt has an identical restriction.

     15. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; and (c) by lending its portfolio securities. Tax-Exempt has a substantially similar restriction.

     16. Make short sales of securities. Tax-Exempt has an identical restriction.

     17. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities. Tax-Exempt has an identical restriction.

     18. Engage in the underwriting of securities, except insofar as the fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. Tax-Exempt has an identical restriction.

     19. Invest for the purpose of exercising control or management of any other issuer. Tax-Exempt has an identical restriction.


                        ADDITIONAL MATTERS REGARDING MIT

     This section sets forth additional information about MIT which is not contained elsewhere in this Proxy Statement and Prospectus.

HISTORY OF PUBLIC TRADING OF MIT'S SHARES

     Shares of MIT trade on the New York Stock Exchange under the symbol "TFA". The following table shows the history of public trading of the shares of beneficial interest of the Fund by quarter for the last two fiscal years. The table sets forth the per share high market price and the per share low market price on the NYSE for each completed fiscal quarter and the corresponding net asset value for that market price as well as the discount (expressed as a percentage of net asset value) represented by the difference between the market price and the corresponding net asset value:




                           MARKET     NET ASSET   PERCENTAGE    MARKET    NET ASSET   PERCENTAGE
    QUARTER ENDED        PRICE-HIGH     VALUE      DISCOUNT   PRICE-LOW     VALUE      DISCOUNT
-----------------       ------------ ----------- ----------- ----------- ----------- ------------
    August 31, 2000       $ 9.4375    $  9.75        3.21%    $ 8.0625    $  9.36        13.86%
    May 31, 2000          $ 8.3750    $  9.52       12.03%    $ 7.7500    $  9.32        16.85%
    February 29, 2000     $ 8.1250    $  9.28       12.45%    $ 7.6875    $  9.30        17.34%
    November 30, 1999     $ 8.2500    $  9.44       12.61%    $ 7.6875    $  9.37        17.96%
    August 31, 1999       $ 8.5625    $  9.77       12.36%    $ 7.7500    $  9.65        19.69%
    May 31, 1999          $ 8.8750    $ 10.14       12.48%    $ 8.3750    $  9.98        16.08%
    February 28, 1999     $ 9.2500    $ 10.18        9.14%    $ 8.8125    $ 10.20        13.60%
    November 30, 1998     $ 9.5625    $ 10.17        5.97%    $ 8.8125    $ 10.20        13.60%

     The MIT shares generally have traded at a discount from net asset value
since January 28, 1994. On      , 2000, the shares traded at a market price of
$      with a net asset value of $     .

INVESTMENT ADVISOR

     MIT's investment adviser, MSDW Advisors, maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998. MSDW Advisors together with Morgan Stanley Dean Witter Services Company Inc.,
its wholly-owned subsidiary, had approximately $     billion in assets under
managements as of      , 2000. MSDW Advisors is a wholly-owned subsidiary of
MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services. MSDW has its offices at 1585 Broadway, New York, New York 10036.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald E. Robison, Executive Vice President and Chief Administrative Officer and Barry Fink, Executive Vice President, Secretary and General Counsel. Messrs. Merin, Robison and Fink also serve as officers of MIT.

     MSDW Advisors and its wholly-owned subsidiary, MSDW Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

     There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

PORTFOLIO MANAGEMENT

     Since March 1993, James F. Willison has been the primary portfolio manager of MIT and has been the person primarily responsible for the day-to-day portfolio management of MIT's portfolio. Mr. Willison has been a portfolio manager with MIT's Investment Advisor for over five years.

EXPENSES BORNE BY MIT

     Under the Advisory Agreement, MIT is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Advisor, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by MIT for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by MIT; brokers' commissions chargeable to MIT in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of MIT; all costs and expenses in connection with registration and maintenance of registration of MIT and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparing, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of MIT's Administrator or Investment Advisor or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of MIT, and independent accountants in connection with any matter relating to MIT (not including compensation or expenses of attorneys employed by the Administrator or Investment Advisor); membership dues of industry associations; interest payable on borrowings; fees and expenses incident to the listing of MIT's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of MIT which inure to its benefit; extraordinary expenses (including, but not limited to legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of MIT's operations unless otherwise explicitly provided in the Advisory Agreement. MIT is not responsible for expenses assumed by the Administrator under the Administration Agreement.


                ADDITIONAL INFORMATION ABOUT MIT AND TAX-EXEMPT


GENERAL

     MIT was organized as a "Massachusetts business trust" under the laws of the Commonwealth of Massachusetts on June 16, 1987 and commenced operations as a closed-end registered investment company on September 29, 1987. For a discussion of the organization and operation of Tax-Exempt, see "Fund Management" and "Investment Objective" in Tax-Exempt's Prospectus.

     The Board of Trustees of each of MIT and Tax-Exempt oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager or Investment Advisor, as the case may be, to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of each Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of each Fund and its shareholders.

FINANCIAL INFORMATION

     For certain financial information about Tax-Exempt, see "Financial Highlights" and "Past Performance" in Tax-Exempt's Prospectus, and for certain financial information about MIT, see MIT's Annual Report for its fiscal year ended August 31, 2000.


MANAGEMENT

     For information about the respective Board of Trustees, Investment Manager, and the Distributor of Tax-Exempt, see "Fund Management" in Tax-Exempt's Prospectus and "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information and, with respect to MIT, see "Additional Matters Regarding MIT" above.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

     For a description of the nature and most significant attributes of shares of MIT and Tax-Exempt, and information regarding shareholder inquiries, see the discussion herein under "The Reorganization -- Description of Shares of Tax-Exempt and MIT" and "Available Information" as well as "Capital Stock and Other Securities" in Tax-Exempt's Statement of Additional Information.

CUSTODIAN AND TRANSFER AGENT AND DIVIDEND PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for each of MIT's and Tax-Exempt's shares and the Dividend Disbursing Agent for payment of dividends and distributions on their respective shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311. The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the assets of both MIT and Tax-Exempt.

DIVIDENDS, DISTRIBUTIONS AND TAXES

     MIT and Tax-Exempt are each qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and each generally distributes sufficient income and gains so that it will not pay corporate income tax on its earnings. Income dividend distributions made by MIT or Tax-Exempt are exempt from federal income taxes, to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local taxes. Additionally, income derived from some municipal securities are subject to the federal "alternative minimum tax" and although interest on these securities is generally exempt from federal income tax, some shareholders who have many deductions or exemptions nevertheless may have to pay tax on the income. Capital gain distributions are normally subject to federal income tax when they are paid. Any short-term capital gain distributions are taxable to shareholders as ordinary income. Any long-term capital gain distributions are taxable to shareholders as long-term capital gains, no matter how long a shareholder has owned shares in MIT or Tax-Exempt. After the end of each calendar year, MIT and Tax-Exempt shareholders are sent a statement showing the taxable distributions paid to them in the previous year. The statement provides information on their dividends and capital gains for tax purposes.

     For a further discussion of Tax-Exempt's and MIT's policies with respect to dividends, distributions and taxes, see "Distributions" and "Tax Consequences" in Tax-Exempt's Prospectus as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions" with respect to both Tax-Exempt and MIT.

PURCHASES, REPURCHASES AND REDEMPTIONS

     For a discussion of how Tax-Exempt's shares may be purchased, repurchased and redeemed, see "How to Buy Shares," "How to Exchange Shares" and "How to Sell Shares" in Tax-Exempt's Prospectus.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE


     For a discussion of Tax-Exempt's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended December 31, 1999 and its Semi-Annual Report for the six month period ended June 30, 2000, each accompanying this Proxy Statement and Prospectus. For a discussion of the performance of MIT, see MIT's Annual Report for its fiscal year ended August 31, 2000.


                       FINANCIAL STATEMENTS AND EXPERTS


     The financial statements of Tax-Exempt, for the year ended December 31, 1999, have been audited by PricewaterhouseCoopers LLP, independent accountants and the financial statements of MIT, for the year ended August 31, 2000, have been audited by Deloitte & Touche LLP, independent accountants, and are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part. These financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP and Deloitte & Touche LLP, respectively, as experts in accounting and auditing.


                                 LEGAL MATTERS


     Certain legal matters concerning the issuance of shares of Tax-Exempt will be passed upon by Mayer, Brown & Platt, New York, New York. Such firm will rely on Massachusetts counsel as to matters of Massachusetts law.


                             AVAILABLE INFORMATION


     Additional information about MIT and Tax-Exempt is available, as applicable, in the following documents which are incorporated herein by reference: (i) Tax-Exempt's Prospectus dated February 24, 2000, attached to this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 23 to Tax-Exempt's Registration Statement on Form N-1A (File Nos. 2-66268; 811-2979); (ii) Tax-Exempt's Annual Report for its fiscal year ended December 31, 1999, and its succeeding Semi-Annual Report for the six months ended June 30, 2000, accompanying this Proxy Statement and Prospectus; and (iii) MIT's Annual Report for its fiscal year ended August 31, 2000. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).


     MIT and Tax-Exempt are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about MIT and Tax-Exempt which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.


     The shares of beneficial interest of MIT are listed on the NYSE and, in accordance with the requirements of the NYSE, MIT files proxy materials, reports and other information with the NYSE. These materials can be inspected at the New York Stock Exchange located at 11 Wall Street, New York, NY 10005 or by telephoning the NYSE at (212) 656-3000.

                                OTHER BUSINESS

     Management of MIT knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.



                                      By Order of the Board of Trustees


                                      Barry Fink, Secretary


October   , 2000

                                                                      EXHIBIT A


                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 24th day of August, 2000, by and between MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST, a Massachusetts business trust ("Tax-Exempt") and MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST, a Massachusetts business trust ("MIT").

     This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to Tax-Exempt of substantially all of the assets of MIT in exchange for the assumption by Tax-Exempt of all stated liabilities of MIT and the issuance by Tax-Exempt of Class D shares of beneficial interest, par value $0.01 per share (the "Tax-Exempt Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of MIT in liquidation of MIT as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE REORGANIZATION AND LIQUIDATION OF MIT

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, MIT agrees to assign, deliver and otherwise transfer the MIT Assets (as defined in paragraph 1.2) to Tax-Exempt and Tax-Exempt agrees in exchange therefor to assume all of MIT stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to MIT the number of Tax-Exempt Shares, including fractional Tax-Exempt Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 ("Closing").

     1.2 (a) The "MIT Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by MIT, and any deferred or prepaid expenses shown as an asset on MIT's books on the Valuation Date.

     (b) On or prior to the Valuation Date, MIT will provide Tax-Exempt with a list of all of MIT assets to be assigned, delivered and otherwise transferred to Tax-Exempt and of the stated liabilities to be assumed by Tax-Exempt pursuant to this Agreement. MIT reserves the right to sell any of the securities on such list but will not, without the prior approval of Tax-Exempt, acquire any additional securities other than securities of the type in which Tax-Exempt is permitted to invest and in amounts agreed to in writing by Tax-Exempt. Tax-Exempt will, within a reasonable time prior to the Valuation Date, furnish MIT with a statement of Tax-Exempt's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Tax-Exempt's investment objective, policies and restrictions. In the event that MIT holds any investments that Tax-Exempt is not permitted to hold, MIT will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of MIT and Tax-Exempt, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Tax-Exempt with respect to such investments, MIT if requested by Tax-Exempt will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

     1.3 (a) MIT will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Tax-Exempt will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of MIT prepared by the Treasurer of MIT, as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

     (b) On the Valuation Date, MIT may establish a cash reserve, which shall not exceed 5% of MIT's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by MIT and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of dissolution.

     1.4 In order for MIT to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, MIT will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

     1.5 On the Closing Date or as soon as practicable thereafter, MIT will distribute Tax-Exempt Shares received by MIT pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("MIT Shareholders"). Each MIT Shareholder will receive Class D shares of Tax-Exempt. Such distribution will be accomplished by an instruction, signed by the Secretary of MIT, to transfer Tax-Exempt Shares then credited to MIT's account on the books of Tax-Exempt to open accounts on the books of Tax-Exempt in the names of the MIT Shareholders and representing the respective pro rata number of Tax-Exempt Shares due such MIT Shareholders. All issued and outstanding shares of MIT simultaneously will be canceled on MIT's books; however, share certificates representing interests in MIT will represent a number of Tax-Exempt Shares after the Closing Date as determined in accordance with paragraph 2.3. Tax-Exempt will issue certificates representing Tax-Exempt Shares in connection with such exchange only upon the written request of a MIT Shareholder.

     1.6 Ownership of Tax-Exempt Shares will be shown on the books of Tax-Exempt's transfer agent. Tax-Exempt Shares will be issued in the manner described in Tax-Exempt's current Prospectus and Statement of Additional Information.

     1.7 Any transfer taxes payable upon issuance of Tax-Exempt Shares in a name other than the registered holder of Tax-Exempt Shares on MIT's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Tax-Exempt Shares are to be issued and transferred.

     1.8 Any reporting responsibility of MIT is and shall remain the responsibility of MIT up to and including the date on which MIT is dissolved pursuant to paragraph 1.9.

     1.9 Within one year after the Closing Date, MIT shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of MIT as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of MIT, such entity shall either
(i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of MIT for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. MIT shall be dissolved under Massachusetts law, promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing
Date).

     1.10 Copies of all books and records maintained on behalf of MIT in connection with its obligations under the Investment Company Act of 1940, as amended (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Tax-Exempt or their designee and Tax-Exempt or its designee shall comply with applicable record retention requirements to which MIT is subject under the 1940 Act.


2. VALUATION

     2.1 The value of the MIT Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of MIT of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in MIT's initial registration statement on Form N-2 dated September 22, 1987 which procedures are similar to the valuation procedures in Tax-Exempt's then current Prospectus and Statement of Additional Information.

     2.2 The net asset value of a Tax-Exempt Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Tax-Exempt's then current Prospectus and Statement of Additional Information.

     2.3 The number of Tax-Exempt Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of MIT shares (determined in accordance with paragraph 2.1) by the net asset value per share of Class D shares of Tax-Exempt (determined in accordance with paragraph 2.2). For purposes of this paragraph, the aggregate net asset value of the shares of MIT shall not include the amount of the Cash Reserve.

     2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") in accordance with its regular practice in pricing Tax-Exempt. Tax-Exempt shall cause MSDW Services to deliver a copy of its valuation report at the Closing.


3. CLOSING AND CLOSING DATE

     3.1 The Closing shall take place on the next business day following the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time on January 29, 2001, or at such other time as the parties may agree. The Closing shall be held at Two World Trade Center, New York, New York, at the principal offices of MIT and Tax-Exempt. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

     3.2 Portfolio securities held by MIT and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the "Custodian"), as custodian for Tax-Exempt, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by MIT to the Custodian for the account of Tax-Exempt on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary Federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Bank of New York, Custodian for Morgan Stanley Dean Witter Tax-Exempt Securities Trust."

     3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Tax-Exempt and MIT, accurate appraisal of the value of the net assets of Tax-Exempt or the MIT Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 If requested, MIT shall deliver to Tax-Exempt or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the MIT Shareholders and the number and percentage ownership of outstanding MIT shares owned by each such MIT Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the MIT Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Tax-Exempt shall issue and deliver to such Secretary a confirmation evidencing delivery of Tax-Exempt Shares to be credited on the Closing Date to Massachusetts Series or provide evidence satisfactory to MIT that such Tax-Exempt Shares have been credited to MIT's account on the books of Tax-Exempt. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. COVENANTS OF TAX-EXEMPT AND MIT

     4.1 Except as otherwise expressly provided herein with respect to MIT, Tax-Exempt and MIT each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 Tax-Exempt will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to Tax-Exempt Shares ("Registration Statement"). MIT will provide Tax-Exempt with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. MIT will further provide Tax-Exempt with such other information and documents relating to MIT as are reasonably necessary for the preparation of the Registration Statement.

     4.3 MIT will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. MIT will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that Tax-Exempt will furnish MIT with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Tax-Exempt as is reasonably necessary for the preparation of the Proxy Materials.

     4.4 MIT will assist Tax-Exempt in obtaining such information as Tax-Exempt reasonably requests concerning the beneficial ownership of MIT shares.

     4.5 Subject to the provisions of this Agreement, Tax-Exempt and MIT will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 MIT shall furnish or cause to be furnished to Tax-Exempt within 30 days after the Closing Date a statement of MIT's assets and liabilities as of the Closing Date, which statement shall be certified by MIT's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, MIT shall furnish Tax-Exempt, in such form as is reasonably satisfactory to Tax-Exempt, a statement certified by MIT's Treasurer of earnings and profits of MIT for Federal income tax purposes that will be carried over to Tax-Exempt pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, MIT (a) shall prepare and file all Federal and other tax returns and reports of MIT required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all Federal and other taxes shown as due thereon and/or all Federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

     4.8 Tax-Exempt agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.


5. REPRESENTATIONS AND WARRANTIES

   5.1 Tax-Exempt represents and warrants to MIT as follows:

     (a) Tax-Exempt is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

     (b) Tax-Exempt is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

     (c) All of the issued and outstanding shares of Tax-Exempt have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Tax-Exempt are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Tax-Exempt is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

     (d) The current Prospectus and Statement of Additional Information of Tax-Exempt conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (e) Tax-Exempt is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Tax-Exempt's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Tax-Exempt is a party or by which it is bound;

     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Tax-Exempt or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Tax-Exempt knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;

     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the year ended December 31, 1999, of Tax-Exempt audited by PricewaterhouseCoopers LLP (copies of which have been furnished to MIT), fairly present, in all material respects, Tax-Exempt's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there were no known liabilities of Tax-Exempt (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

     (h) All issued and outstanding Tax-Exempt Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to the Registration Statement. Tax-Exempt does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

     (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Tax-Exempt, and this Agreement constitutes a valid and binding obligation of Tax-Exempt enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Tax-Exempt's performance of this Agreement;

     (j) Tax-Exempt Shares to be issued and delivered to MIT, for the account of the MIT Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Tax-Exempt Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to the Registration Statement;

     (k) All material Federal and other tax returns and reports of Tax-Exempt required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Tax-Exempt's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, Tax-Exempt has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Tax-Exempt to continue to meet the requirements of Subchapter M of the Code;

     (m) Since December 31, 1999 there has been no change by Tax-Exempt in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

     (n) The information furnished or to be furnished by Tax-Exempt for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

     (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Tax-Exempt) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.


   5.2 MIT represents and warrants to Tax-Exempt as follows:


     (a) MIT is a series of a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;


     (b) MIT is a duly registered, closed-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;


     (c) All of the issued and outstanding shares of beneficial interest of MIT have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of MIT are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and MIT is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;


     (d) The Registration Statement of MIT on Form N-2 conformed in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;


     (e) MIT is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of MIT's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MIT is a party or by which it is bound;


     (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against MIT or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and MIT knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely effect, its business or its ability to consummate the transactions herein contemplated;



     (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of MIT for the year ended August 31, 2000, audited by Deloitte & Touche LLP (copies of which have been or will be furnished to Tax-Exempt) fairly present, in all material respects, MIT's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of MIT (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;


     (h) MIT has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

     (i) All issued and outstanding shares of MIT are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "The Reorganization -- Description of Shares of Tax-Exempt and MIT and the Organization of the Two Funds" in this Proxy Statement and Prospectus. MIT does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Tax-Exempt pursuant to paragraph 3.4;

     (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of MIT, and subject to the approval of MIT's shareholders, this Agreement constitutes a valid and binding obligation of MIT, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with MIT's performance of this Agreement;

     (k) All material Federal and other tax returns and reports of MIT required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of MIT's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

     (l) For each taxable year since its inception, MIT, has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of MIT to continue to meet the requirements of Subchapter M of the Code;

     (m) At the Closing Date, MIT will have good and valid title to the MIT Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by MIT which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Tax-Exempt will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

     (n) On the effective date of the Registration Statement, at the time of the meeting of MIT's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Tax-Exempt Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by MIT for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and regulations thereunder;

     (o) MIT will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

     (p) MIT has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and


     (q) MIT is not acquiring Tax-Exempt Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


6. CONDITIONS PRECEDENT TO OBLIGATIONS OF MIT


     The obligations of MIT to consummate the transactions provided for herein shall be subject, at its election, to the performance by Tax-Exempt of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:


     6.1 All representations and warranties of Tax-Exempt contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;


     6.2 Tax-Exempt shall have delivered to MIT, a certificate of its President and Treasurer, in a form reasonably satisfactory to MIT and dated as of the Closing Date, to the effect that the representations and warranties of Tax-Exempt made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as MIT shall reasonably request;


     6.3 MIT shall have received a favorable opinion from Mayer, Brown & Platt, counsel to Tax-Exempt, dated as of the Closing Date, to the effect that:


         (a) Tax-Exempt is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Tax-Exempt is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Tax-Exempt and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by MIT, is a valid and binding obligation of Tax-Exempt enforceable against Tax-Exempt in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) Tax-Exempt Shares to be issued to MIT Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption "Capital Stock and Other Securities" in Tax-Exempt's Statement of Additional Information), and no shareholder of Tax-Exempt has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion);
         (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Tax-Exempt's Declaration of Trust or By-Laws (Massachusetts counsel may be relied upon in delivering such opinion); and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Tax-Exempt of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees from those described in Tax-Exempt's Prospectus dated February 24, 2000 and Statement of Additional Information dated February 24, 2000.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-EXEMPT

     The obligations of Tax-Exempt to complete the transactions provided for herein shall be subject, at its election, to the performance by MIT of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of MIT contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 MIT shall have delivered to Tax-Exempt at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Tax-Exempt and dated as of the Closing Date, to the effect that the representations and warranties of MIT made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Tax-Exempt shall reasonably request;

     7.3 MIT shall have delivered to Tax-Exempt a statement of the MIT Assets and its liabilities, together with a list of MIT's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of MIT;

     7.4 MIT shall have delivered to Tax-Exempt within three business days after the Closing a letter from PricewaterhouseCoopers LLP with respect to taxable years ended August 31, 1998 and 1999, and a letter from Deloitte & Touche LLP for taxable year ended August 31, 2000, each dated as of the Closing Date stating that (a) such respective firm has performed a limited review of the Federal and state income tax returns of MIT for each of the respective taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the Federal and state income tax liabilities of MIT for the periods covered thereby, (b) for the period from August 31, 2000 to and including the Closing Date, Deloitte & Touche LLP has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable Federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all Federal, state and local tax liabilities for the period from August 31, 2000 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that MIT would not qualify as a regulated investment company for Federal income tax purposes for any such year or period;

     7.5 Tax-Exempt shall have received at the Closing a favorable opinion from Mayer, Brown & Platt, counsel to MIT, dated as of the Closing Date to the effect that:

            (a) MIT is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) MIT is a duly registered, closed-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by MIT and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Tax-Exempt, is a valid and binding obligation of MIT enforceable against MIT in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate MIT's Declaration of Trust or By-Laws (Massachusetts counsel may be relied upon in delivering such opinion); and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by MIT of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

     7.6 On the Closing Date, the MIT Assets shall include no assets that Tax-Exempt, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF TAX-EXEMPT AND MIT

     The obligations of MIT and Tax-Exempt hereunder are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of MIT in accordance with the provisions of MIT's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Tax-Exempt;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such Federal and state authorities) deemed necessary by Tax-Exempt or MIT to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Tax-Exempt or MIT;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 MIT shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the MIT Shareholders all of MIT's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

     8.6 The parties shall have received the opinion of the law firm of Mayer, Brown & Platt (based on such representations as such law firm shall reasonably request), addressed to Tax-Exempt and MIT, which opinion may be relied upon by the shareholders of MIT, substantially to the effect that, for Federal income tax purposes:

         (a) The transfer of MIT's assets in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of certain stated liabilities of MIT followed by the distribution by MIT of Tax-Exempt Shares to the MIT Shareholders in exchange for their MIT shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and MIT and Tax-Exempt will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

     (b) No gain or loss will be recognized by Tax-Exempt upon the receipt of the assets of MIT solely in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities of MIT;

     (c) No gain or loss will be recognized by MIT upon the transfer of the assets of MIT to Tax-Exempt in exchange for Tax-Exempt Shares and the assumption by Tax-Exempt of the stated liabilities or upon the distribution of Tax-Exempt Shares to the MIT Shareholders in exchange for their MIT shares;

     (d) No gain or loss will be recognized by the MIT Shareholders upon the exchange of the MIT shares for Tax-Exempt Shares;

     (e) The aggregate tax basis for Tax-Exempt Shares received by each MIT Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the MIT Shares held by each such MIT Shareholder immediately prior to the Reorganization;

     (f) The holding period of Tax-Exempt Shares to be received by each MIT Shareholder will include the period during which the MIT Shares surrendered in exchange therefor were held (provided such MIT Shares were held as capital assets on the date of the Reorganization);

     (g) The tax basis of the assets of MIT acquired by Tax-Exempt will be the same as the tax basis of such assets to MIT immediately prior to the Reorganization; and

     (h) The holding period of the assets of MIT in the hands of Tax-Exempt will include the period during which those assets were held by MIT.

     Notwithstanding anything herein to the contrary, neither Tax-Exempt nor MIT may waive the conditions set forth in this paragraph 8.6.


9. FEES AND EXPENSES

     9.1 (a) Tax-Exempt shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. MIT shall bear, as set forth in the Proxy Statement and Prospectus contained in the Registration Statement, its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses incurred in connection with the consummation of the transactions contemplated herein. MIT shall bear any other expenses in connection with the provisions of this Agreement including certain other legal and accounting fees and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

     (b) In the event the transactions contemplated herein are not consummated by reason of MIT being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to MIT's obligations specified in this Agreement), MIT's only obligation hereunder shall be to reimburse Tax-Exempt for all reasonable out-of-pocket fees and expenses incurred by Tax-Exempt in connection with those transactions.

     (c) In the event the transactions contemplated herein are not consummated by reason of Tax-Exempt being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Tax-Exempt's obligations specified in this Agreement), Tax-Exempt's only obligation hereunder shall be to reimburse MIT for all reasonable out-of-pocket fees and expenses incurred by MIT in connection with those transactions.


10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES


     10.1 This Agreement constitutes the entire agreement between the parties.


     10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of MIT hereunder shall not survive the dissolution and complete liquidation of MIT in accordance with Section 1.9.


11. TERMINATION


     11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:


       (a) by the mutual written consent of MIT and Tax-Exempt;


       (b) by either Tax-Exempt or MIT by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before May 31, 2001; or


       (c) by either Tax-Exempt or MIT in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the MIT shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.


     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Tax-Exempt or MIT, or the trustees or officers of Tax-Exempt or MIT, to any other party or its trustees or officers.


     (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Tax-Exempt or MIT, or the trustees or officers of Tax-Exempt or MIT, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.


12. AMENDMENTS


     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13. MISCELLANEOUS

     13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     13.5 The obligations and liabilities of Tax-Exempt hereunder are solely those of Tax-Exempt. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Tax-Exempt shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Tax-Exempt and signed by authorized officers of Tax-Exempt acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     13.6 The obligations and liabilities of MIT hereunder are solely those of MIT. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of MIT shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of MIT and signed by authorized officers of MIT acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.



            MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST



                              By:  /s/ CHARLES A. FIUMEFREDDO
                                 ----------------------------------------------

                                 Name:  Charles A. Fiumefreddo

                                 Title:    Chairman



            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST



                              By:  /s/ BARRY FINK
                                 ----------------------------------------------

                                 Name: Barry Fink

                                 Title:   Vice President

                                                                       EXHIBIT B

                                                  PROSPECTUS - FEBRUARY 24, 2000

Morgan Stanley Dean Witter

--------------------------------------------------------------------------------
                                                     TAX-EXEMPT SECURITIES TRUST


[GRAPHIC OMITTED]


A MUTUAL FUND THAT SEEKS TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH THE PRESERVATION OF CAPITAL




  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

The Fund                    Investment Objective ..........................    1
                            Principal Investment Strategies ...............    1
                            Principal Risks ...............................    2
                            Past Performance ..............................    4
                            Fees and Expenses .............................    6
                            Additional Investment Strategy Information ....    7
                            Additional Risk Information ...................    8
                            Fund Management ...............................    9

Shareholder Information     Pricing Fund Shares ...........................   10
                            How to Buy Shares .............................   10
                            How to Exchange Shares ........................   12
                            How to Sell Shares ............................   14
                            Distributions .................................   16
                            Tax Consequences ..............................   16
                            Share Class Arrangements ......................   18

Financial Highlights        ...............................................   25

Our Family of Funds         .................................. Inside Back Cover


         This Prospectus contains important information about the Fund.
           Please read it carefully and keep it for future reference.

THE FUND


[GRAPHIC OMITTED]


INVESTMENT OBJECTIVE
--------------------

Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund") seeks to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.


[GRAPHIC OMITTED]

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

(sidebar)
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
(end sidebar)

The Fund will normally invest at least 80% of its total assets in securities that pay interest exempt from federal income taxes. The Fund's "Investment Manager," Morgan Stanley Dean Witter Advisors Inc., generally invests the Fund's assets in municipal obligations. Municipal obligations are bonds, notes or short-term commercial paper issued by state governments, local governments, and their respective agencies. At least 75% of these municipal obligations will have the following ratings at the time of purchase:


o  municipal bonds --                 within the three highest grades by
                                      Moody's Investors Service Inc.
                                      ("Moody's"), Standard & Poor's
                                      Corporation ("S&P"), or Fitch IBCA,
                                      Inc. ("Fitch");

o  municipal notes --                 within the two highest grades or, if
                                      not rated, have outstanding bonds
                                      within the three highest grades by
                                      Moody's, S&P or Fitch; and

o  municipal commercial paper --      within the highest grade by
                                      Moody's, S&P or Fitch.


The Fund may invest up to 25% of its assets in municipal obligations that are rated below the limits stated above or are not rated by those rating agencies. However, the Fund may only invest up to 5% of its assets in municipal obligations rated below investment grade or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").


The Fund may invest up to 10% of its assets in inverse floating rate municipal obligations. The interest rates on these obligations generally move in the reverse direction of market interest rates. If market interest rates fall, the interest rate on the obligations will increase and if market interest rates increase, the interest rate on the obligations will fall.


The Fund may invest up to 20% of its assets in taxable money market instruments or securities that pay interest income subject to the "alternative minimum tax," and some taxpayers may have to pay tax on a Fund distribution of this income. The Fund therefore may not be a suitable investment for these investors. See the "Tax Consequences" section for more details.


Municipal bonds, notes and commercial paper are commonly classified as either "general obligation" or "revenue." General obligation bonds, notes, and commercial paper are secured by the issuer's faith and credit including its taxing power, for payment of principal and interest. Revenue bonds, notes and commercial paper, however, are generally payable from a specific source of income. They are issued to fund a wide variety of public and private projects in sectors such as transportation, education and industrial development. Included within the revenue category are participations in lease obligations. The Fund's municipal obligation investments may include zero coupon securities, which are purchased at a discount and accrue interest, but make no interest payments until maturity.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted investment strategies while not using others.


[GRAPHIC OMITTED]

PRINCIPAL RISKS
---------------

There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

Credit and Interest Rate Risks. Municipal obligations, like other debt securities, are subject to two types of risks: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. The issuers of private activity bonds, used to finance projects in sectors such as industrial development and pollution control, also may be negatively impacted by the general credit of the user of the project.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest. As a general illustration of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


                      HOW INTEREST RATES AFFECT BOND PRICES

                                        PRICE PER $1,000 OF A MUNICIPAL BOND
                                                 IF INTEREST RATES:
                                           INCREASE*          DECREASE**
YEARS TO
MATURITY   BOND MATURITY    COUPON            1%      2%         1%        2%
  1             2000         3.95%           $990    $981      $1,010    $1,020
  5             2004         4.70%           $957    $916      $1,045    $1,093
  10            2009         5.05%           $926    $858      $1,082    $1,171
  20            2019         5.80%           $892    $799      $1,128    $1,278
  30            2029         5.95%           $875    $773      $1,155    $1,350

Source: Municipal Market Data (a division of Thomson Financial Municipal Group); "Aaa" yield curve as of 12/31/99. The table is not representative of price changes for inverse floating rate municipal obligations which typically respond to changes in interest rates to a greater extent than comparable obligations. In addition, the table is an illustration and does not represent expected yields or share price changes of any Morgan Stanley Dean Witter mutual fund.

* Assumes no effect from market discount calculation.

**Assumes bonds are non-callable.

The Fund is not limited as to the maturities of the municipal obligations in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.


Inverse Floating Rate Municipal Obligations. The inverse floating rate municipal obligations in which the Fund may invest are typically created through a division of a fixed rate municipal obligation into two separate instruments, a short-term obligation and a long-term obligation. The interest rate on the short-term obligation is set at periodic auctions. The interest rate on the long-term obligation is the rate the issuer would have paid on the fixed income obligation: (i) plus the difference between such fixed rate and the rate on the short-term obligation, if the short-term rate is lower than the fixed rate; or
(ii) minus such difference if the interest rate on the short-term obligation is higher than the fixed rate. Inverse floating rate municipal obligations offer the potential for higher income than is available from fixed rate obligations of comparable maturity and credit rating. They also carry greater risks. In particular, the prices of inverse floating rate municipal obligations are more volatile, i.e., they increase and decrease in response to changes in interest rates to a greater extent than comparable fixed rate obligations.

Other Risks. The performance of the Fund also will depend on whether the Investment Manager is successful in pursuing the Fund's investment strategy. The Fund is also subject to other risks from its permissible investments including the risks associated with its lease obligations investments. For more information about these risks, see the "Additional Risk Information" section.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[GRAPHIC OMITTED]

PAST PERFORMANCE
----------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class D shares has varied from year to year over the past 10 calendar years.
(end sidebar)

[GRAPHIC OMITTED]

                      ANNUAL TOTAL RETURNS--CALENDAR YEARS

                           YEAR           PERCENTAGE
                           1990              5.86%
                           1991             12.71%
                           1992              9.09%
                           1993             11.23%
                           1994             -5.55%
                           1995             17.37%
                           1996              3.61%
                           1997              8.73%
                           1998              6.11%
                           1999             -2.71%

The bar chart reflects the performance of Class D shares. All shares held prior to the Fund adopting its Multi-Class Structure on July 28, 1997 were designated Class D Shares. Prior to that date, shares were subject to a front-end sales charge, which is not reflected in the bar chart. The performance of the other Classes will differ because the Classes have different ongoing fees.


(sidebar)
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period.
(end sidebar)


During the periods shown in the bar chart, the highest return for a calendar quarter was 6.89% (quarter ended March 31, 1995) and the lowest return for a calendar quarter was -5.50% (quarter ended March 31, 1994).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 1999)
                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
Class A(1)                                 -6.95%        5.27%          5.73%
Class B(2)                                 -7.86%         --             --
Class C(2)                                 -4.29%         --             --
Class D(3)                                 -2.71%        6.42%          6.44%
Lehman Brothers Municipal Bond Index(4)    -2.06%        6.91%          6.89%

1 Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 4.00% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.
2   Classes B and C commenced operations on July 28, 1997.
3 Because all shares of the Fund held prior to July 28, 1997 were designated Class D shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.
4 The Lehman Brothers Municipal Bond Index tracks the performance of Municipal bonds with maturities of 2 years or more and a minimum credit rating of Baa or BBB, as measured by Moody's Investor Service, Inc. or Standard & Poor's Corp. The Index does not include any expenses, fees, or changes. The Index is unmanaged and should not be considered an investment.

[GRAPHIC OMITTED]


FEES AND EXPENSES
-----------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features. The Fund does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

(sidebar)
SHAREHOLDER FEES
These fees are paid directly from your investment.
(end sidebar)

                                                    CLASS A     CLASS B     CLASS C     CLASS D
  SHAREHOLDER FEES
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)        4.25%1      None        None        None
Maximum deferred sales charge (load) (as a
percentage based on the lesser of the offering
price or net asset value at redemption)              None2       5.00%3      1.00%4      None

(sidebar)
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 1999.
(end sidebar)

ANNUAL FUND OPERATING EXPENSES
Management fee                                       0.44%       0.44%       0.44%       0.44%
Distribution and service (12b-1) fees                0.13%       0.60%       0.70%       None
Other expenses                                       0.07%       0.07%       0.07%       0.07%
Total annual Fund operating expenses                 0.64%       1.11%       1.21%       0.51%

1  Reduced for purchases of $25,000 and over.
2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
4  Only applicable if you sell your shares within one year after purchase.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.


The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell (redeem) your shares at the end of each period.

                   IF YOU SOLD YOUR SHARES:                IF YOU HELD YOUR SHARES:
            1 YEAR   3 YEARS   5 YEARS   10 YEARS    1 YEAR   3 YEARS   5 YEARS   10 YEARS
  CLASS A    $488      $621      $767     $1,189      $488     $621      $767      $1,189
  CLASS B    $613      $653      $812     $1,352      $113     $353      $612      $1,352
  CLASS C    $223      $384      $665     $1,466      $123     $384      $665      $1,466
  CLASS D    $52       $164      $285     $640        $52      $164      $285      $640

Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.




[GRAPHIC OMITTED]


ADDITIONAL INVESTMENT STRATEGY INFORMATION
------------------------------------------

This section provides additional information relating to the Fund's principal strategies.

Lease Obligations. Included within the revenue bonds category are participations in lease obligations or installment purchase contracts of municipalities. Generally, state and local agencies or authorities issue lease obligations to acquire equipment and facilities for public and private purposes.


Defensive Investing. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in taxable securities, or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the Fund's ability to provide tax-exempt income. When the Fund takes a defensive position, it may not achieve its investment objective.


The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment and refer to the Fund's net assets, unless otherwise noted. Subsequent percentage changes that result from market fluctuations will not require the Fund to sell any portfolio security. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.




[GRAPHIC OMITTED]


ADDITIONAL RISK INFORMATION
---------------------------

This section provides additional information relating to the principal risks of investing in the Fund.


Bond Insurance Risk. Many of the municipal obligations the Fund invests in will be covered by insurance at the time of issuance or at a later date. Such insurance covers the remaining term of the security. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded.


Lease Obligations. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed, in part, as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

[GRAPHIC OMITTED]


FUND MANAGEMENT
----------------

(sidebar)
MORGAN STANLEY DEAN WITTER ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Dean Witter Services Company Inc., its wholly-owned subsidiary, had approximately $145 billion in assets under management as of January 31, 2000.
(end sidebar)

The Fund has retained the Investment Manager -- Morgan Stanley Dean Witter Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its main business office is located at Two World Trade Center, New York, NY 10048.


The Fund's portfolio is managed within the Investment Manager's Tax-Exempt Group. James F. Willison, Senior Vice President and Director of the Tax-Exempt Fixed-Income Group of the Investment Manager has been a primary portfolio manager of the Fund since its inception. Joseph R. Arcieri, Senior Vice President of the Investment Manager, has been a primary portfolio manager of the Fund since February 1997. Mr. Willison and Mr. Arcieri have been portfolio managers with the Investment Manager for over five years.


The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 1999, the Fund accrued total compensation to the Investment Manager amounting to 0.44% of the Fund's average daily net assets.

SHAREHOLDER INFORMATION

[GRAPHIC OMITTED]

PRICING FUND SHARES
-------------------

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The Fund's portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund's Board of Trustees believes that timely and reliable market quotations are generally not readily available to the Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities.

An exception to the Fund's general pricing policy concerns its short-term debt securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.


[GRAPHIC OMITTED]

HOW TO BUY SHARES
-----------------

(sidebar)
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Dean Witter Family of Funds and would like to contact a Financial Advisor, call (877) 937-MSDW (toll-free) for the telephone number of the Morgan Stanley Dean Witter office nearest you. You may also access our office locator on our Internet site at:
www.msdw.com/individual/funds
(end sidebar)

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor. Your Financial Advisor or other authorized financial representative will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. We reserve the right to reject any order for the purchase of Fund shares.

(sidebar)
EASYINVEST(SM)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS
                                        MINIMUM INVESTMENT
INVESTMENT OPTIONS                   INITIAL      ADDITIONAL
Regular Accounts                     $1,000         $100
EasyInvest(SM)
(Automatically from your
checking or savings account
or Money Market Fund)                $100*          $100*

*  Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through: (1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, or (3) employer-sponsored employee benefit plan accounts.


Investment Options for Certain Institutional and Other Investors/Class D Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Dean Witter Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o Make out a check for the total amount payable to: Morgan Stanley Dean Witter Tax-Exempt Securities Trust.

o Mail the letter and check to Morgan Stanley Dean Witter Trust FSB at P.O. Box 1040, Jersey City, NJ 07303.

[GRAPHIC OMITTED]

HOW TO EXCHANGE SHARES
----------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. See the inside back cover of this prospectus for each Morgan Stanley Dean Witter Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. If a Morgan Stanley Dean Witter Fund is not listed, consult the inside back cover of that Fund's prospectus for its designation. For purposes of exchanges, shares of FSC Funds (subject to a front-end sales charge) are treated as Class A shares of a Multi-Class Fund.


Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Dean Witter Funds, exchanges are not available into any new Morgan Stanley Dean Witter Fund during its initial offering period, or when shares of a particular Morgan Stanley Dean Witter Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Dean Witter Trust FSB -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Dean Witter Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the Funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Dean Witter Trust FSB, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.


Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Dean Witter Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other Fund is considered a purchase. As a result, you may realize a capital gain or loss.


You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of exchanges may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges. The Fund will notify you in advance of limiting your exchange privileges.



CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this Prospectus for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Dean Witter Fund that are exchanged for shares of another.


For further information regarding exchange privileges, you should contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS.

[GRAPHIC OMITTED]

HOW TO SELL SHARES
------------------

You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS                PROCEDURES
Contact Your           To sell your shares, simply call your Morgan Stanley
Financial Advisor      Dean Witter Financial Advisor or other authorized
                       financial representative.

[GRAPHIC OMITTED]      Payment will be sent to the address to which the account
                       is registered or deposited in your brokerage account.

By Letter              You can also sell your shares by writing a
                       "letter of instruction" that includes:
                       o your account number;
                       o the dollar amount or the number
                         of shares you wish to sell;
                       o the Class of shares you wish to sell; and
[GRAPHIC OMITTED]      o the signature of each owner as it appears on the
                         account.

                       If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Dean Witter Trust FSB. (You should contact Morgan Stanley Dean Witter Trust FSB at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                       Mail the letter to Morgan Stanley Dean Witter Trust FSB at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                       A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

Systematic             If your investment in all of the Morgan Stanley Dean
Withdrawal Plan        Witter Family of Funds has a total Withdrawal Plan
[GRAPHIC OMITTED]      market value of at least $10,000, you may elect to
                       withdraw amounts of $25 or more, or in any whole percentage of a Fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any Fund with a balance of at least
                       $1,000. Each time you add a Fund to the plan, you must meet the plan requirements.

                       Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements" section of this Prospectus.

                       To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Dean Witter Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
                       --------------------------------------------------------

Payment for Sold Shares. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.


Payment may be postponed or the right to sell your shares suspended, under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.


Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.


Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest(SM), if after 12 months the shareholder has invested less than $1,000 in the account.


However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[GRAPHIC OMITTED]

DISTRIBUTIONS
-------------

(sidebar)
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Dean Witter Fund that you own. Contact your Morgan Stanley Dean Witter Financial Advisor for further information about this service.
(end sidebar)

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."


The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly. Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Dean Witter Trust FSB, at least five business days prior to the record date of the distributions.


[GRAPHIC OMITTED]

TAX CONSEQUENCES
----------------

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.


You need to be aware of the possible tax consequences when:

o The Fund makes distributions; and

o You sell Fund shares, including an exchange to another Morgan Stanley Dean Witter Fund.

Taxes on Distributions. Your income dividend distributions are normally exempt from federal income taxes -- to the extent they are derived from municipal obligations. Income derived from other portfolio securities may be subject to federal, state and/or local income taxes.


Income derived from some municipal securities is subject to the federal "alternative minimum tax." Certain tax-exempt securities whose proceeds are used to finance private, for-profit organizations are subject to this special tax system that ensures that individuals pay at least some federal taxes. Although interest on these securities is generally exempt from federal income tax, some taxpayers who have many tax deductions or exemptions nevertheless may have to pay tax on the income.


If you borrow money to purchase shares of the Fund, the interest on the borrowed money is generally not deductible for personal income tax purposes.


If the Fund makes any capital gain distributions, those distributions will normally be subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund shares. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund.


The Fund may derive gains in part from municipal obligations the Fund purchased below their principal or face values. All, or a portion, of these gains may be taxable to you as ordinary income rather than capital gains.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Dean Witter Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax of 31% on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.

[GRAPHIC OMITTED]

SHARE CLASS ARRANGEMENTS
------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge. Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.


The chart below compares the sales charge and maximum annual 12b-1 fee applicable to each Class:

                                                                   MAXIMUM
CLASS     SALES CHARGE                                         ANNUAL 12B-1 FEE
  A       Maximum 4.25% initial sales charge reduced for
          purchases of $25,000 or more; shares sold
          without an initial sales charge are generally
          subject to a 1.0% CDSC during the first year               0.25%
  B       Maximum 5.0% CDSC during the first year
          decreasing to 0% after six years                           0.60%
  C       1.0% CDSC during the first year                            0.70%
  D       None                                                       None


CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


(sidebar)
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
(end sidebar)

                                                   FRONT-END SALES CHARGE
AMOUNT OF                                 PERCENTAGE OF       APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                      PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
  Less than $25,000                            4.25%                   4.44%
  $25,000 but less than $50,000                4.00%                   4.17%
  $50,000 but less than $100,000               3.50%                   3.63%
  $100,000 but less than $250,000              2.75%                   2.83%
  $250,000 but less than $1 million            1.75%                   1.78%
  $1 million and over                            0                       0

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

o A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to husband, wife and children under the age of 21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o Tax-exempt organizations.

o Groups organized for a purpose other than to buy mutual fund shares.


Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.


Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Funds you currently own which were previously purchased at a price including a front-end sales charge (including shares acquired through reinvestment of distributions), amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any Fund subject to the Fund's minimum initial investment requirement.

You must notify your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative (or Morgan Stanley Dean Witter Trust FSB if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Dean Witter Reynolds or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.



Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "letter of intent." A letter of intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the letter of intent, and (2) the cost of shares of other Funds you currently own acquired in exchange for shares of Funds purchased during that period at a price including a front-end sales charge. You can obtain a letter of intent by contacting your Morgan Stanley Dean Witter Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


o A trust for which Morgan Stanley Dean Witter Trust FSB provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/ or brokerage services.

o A client of a Morgan Stanley Dean Witter Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and you used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of fund shares, and (2) the sale proceeds were maintained in the interim in cash or a money market fund.

o Current or retired Directors/Trustees of the Morgan Stanley Dean Witter Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.


(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Dean Witter Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

                                             CDSC AS A PERCENTAGE OF
YEAR SINCE PURCHASE PAYMENT MADE                AMOUNT REDEEMED
First                                                5.0%
Second                                               4.0%
Third                                                3.0%
Fourth                                               2.0%
Fifth                                                2.0%
Sixth                                                1.0%
Seventh and thereafter                               None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold. A lower CDSC schedule applies in most cases to shares of the Fund acquired in connection with the reorganization of Dean Witter National Municipal Trust and the Fund on November 7, 1997.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

o Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are:
  (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o Sales in connection with the following retirement plan "distributions:" (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each Fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are also subject to an annual 12b-1 fee of 0.60% of the average daily net assets of Class B.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Dean Witter Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each Fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that Fund up to the amount of any applicable CDSC.


In addition, shares that are exchanged into or from a Morgan Stanley Dean Witter Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a Fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 0.70% of the average daily net assets of that Class. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following investor categories:

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/ or brokerage services.

o Certain unit investment trusts sponsored by Dean Witter Reynolds.


o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


Meeting Class D Eligibility Minimums. To meet the $5 million initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Dean Witter Multi-Class Funds and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Dean Witter Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares. The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 fiscal years of the Fund. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).


This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

                                                                                                    FOR THE PERIOD
                                                          FOR THE                FOR THE            JULY 28, 1997*
                                                        YEAR ENDED             YEAR ENDED               THROUGH
                                                     DECEMBER 31, 1999      DECEMBER 31, 1998      DECEMBER 31, 1997
 CLASS A
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                    $12.02                 $12.09                  $12.00
 Income (loss) from investment operations:
  Net investment income                                    0.58                   0.59                    0.25
  Net realized and unrealized gain (loss)                 (0.91)                  0.10                    0.14
                                                        --------               --------                 -----
 Total income (loss) from investment operations           (0.33)                  0.69                    0.39

 Less dividends and distributions from:
  Net investment income                                   (0.58)                 (0.59)                  (0.25)
  Net realized gain                                       (0.03)                 (0.17)                  (0.05)
                                                        --------               --------                 ------
 Total dividends and distributions                        (0.61)                 (0.76)                  (0.30)
 Net asset value, end of period                          $11.08                 $12.02                  $12.09
 TOTAL RETURN+                                            (2.82)%                 5.86%                   3.31%(1)

 RATIOS TO AVERAGE NET ASSETS:

 Expenses                                                  0.64%(4)(5)            0.74%(4)(5)             0.76%(2)(3)
 Net investment income                                     4.98%(5)               4.88%(5)                4.96%(2)

 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands                $17,198                $15,041                  $3,857
 Portfolio turnover rate                                     13%                    15%                     16%


*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                                    FOR THE PERIOD
                                                          FOR THE                FOR THE            JULY 28, 1997*
                                                        YEAR ENDED             YEAR ENDED               THROUGH
                                                     DECEMBER 31, 1999      DECEMBER 31, 1998      DECEMBER 31, 1997
 CLASS B
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                      $12.07                $12.14                  $12.00
                                                          --------               --------               --------
 Income (loss) from investment operations:
  Net investment income                                      0.53                  0.55                    0.23
  Net realized and unrealized gain (loss)                   (0.91)                 0.10                    0.19
                                                          --------               --------               --------
 Total income (loss) from investment operations             (0.38)                 0.65                    0.42
                                                          --------               --------               --------
 Less dividends and distributions from:
  Net investment income                                     (0.53)                (0.55)                  (0.23)
  Net realized gain                                         (0.03)                (0.17)                  (0.05)
                                                          --------               --------               --------
 Total dividends and distributions                          (0.56)                (0.72)                  (0.28)
                                                          --------               --------               --------
 Net asset value, end of period                            $11.13                $12.07                  $12.14

 TOTAL RETURN+                                              (3.25)%                5.47%                   3.57%(1)

 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                    1.11%(4)(5)           1.10%(4)(5)             1.14%(2)(3)
 Net investment income                                       4.51%(5)              4.52%(5)                4.87%(2)

SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands                  $139,786              $132,303                 $95,573
 Portfolio turnover rate                                       13%                   15%                     16%


*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                                               FOR THE PERIOD
                                                     FOR THE                FOR THE            JULY 28, 1997*
                                                   YEAR ENDED             YEAR ENDED               THROUGH
                                                DECEMBER 31, 1999      DECEMBER 31, 1998      DECEMBER 31, 1997
 CLASS C
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                $12.04                $12.11                 $12.00
 Income (loss) from investment operations:
  Net investment income                                0.51                  0.53                   0.23
  Net realized and unrealized gain (loss)             (0.91)                 0.10                   0.16
                                                   --------              ---------              ---------
 Total income (loss) from investment
 operations                                           (0.40)                 0.63                   0.39
 Less dividends and distributions from:
  Net investment income                               (0.51)                (0.53)                 (0.23)
  Net realized gain                                   (0.03)                (0.17)                 (0.05)
                                                   --------              ---------              ---------
 Total dividends and distributions                    (0.54)                (0.70)                 (0.28)
 Net asset value, end of period                      $11.10                $12.04                 $12.11
 TOTAL RETURN+                                        (3.37)%                5.36%                  3.28%(1)
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                              1.21%(4)(5)           1.20%(4)(5)            1.20%(2)(3)
 Net investment income                                 4.41%(5)              4.34%(5)               4.41%(2)
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands            $10,025                $7,599                 $2,953
 Portfolio turnover rate                                 13%                   15%                    16%

*     The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.


YEARS ENDED DECEMBER 31                                   1999
CLASS D
SELECTED PER-SHARE DATA:
Net asset value, beginning of period                     $12.01
Income (loss) from investment operations:
  Net investment income                                    0.59
  Net realized and unrealized gain (loss)                 (0.91)
                                                         ------
Total income (loss) from investment operations            (0.32)
Less dividends and distributions from:
  Net investment income                                   (0.59)
  Net realized gain                                       (0.03)
                                                         ------
Total dividends and distributions                         (0.62)
Net asset value, end of period                           $11.07
TOTAL RETURN+                                             (2.71)%
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                   0.51%(1)(2)
Net investment income                                      5.11%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands                $853,216
Portfolio turnover rate                                      13%


YEARS ENDED DECEMBER 31                                    1998*                 1997*          1996           1995
 CLASS D
 SELECTED PER-SHARE DATA:
 Net asset value, beginning of period                    $12.08                $11.77         $12.09         $11.01
 Income (loss) from investment operations:
  Net investment income                                    0.62                  0.63           0.65           0.67
  Net realized and unrealized gain (loss)                  0.10                  0.36          (0.24)          1.19
                                                        --------           ----------     ----------     ----------
 Total income (loss) from investment operations            0.72                  0.99           0.41           1.86
 Less dividends and distributions from:
  Net investment income                                   (0.62)                (0.63)         (0.65)         (0.67)
  Net realized gain                                       (0.17)                (0.05)         (0.08)         (0.11)
                                                       -----------           ----------     ----------     ----------
 Total dividends and distributions                        (0.79)                (0.68)         (0.73)         (0.78)
 Net asset value, end of period                          $12.01                $12.08         $11.77      $   12.09
 TOTAL RETURN+                                             6.11%                 8.73%          3.61%         17.37%
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                                                  0.50%(1)(2)           0.49%          0.48%          0.48%
 Net investment income                                     5.12%(2)              5.34%          5.52%          5.76%
 SUPPLEMENTAL DATA:
 Net assets, end of period, in thousands             $1,023,246            $1,096,998     $1,190,034     $1,325,308
 Portfolio turnover rate                                     15%                   16%            18%            21%


* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.
+ Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

MORGAN STANLEY DEAN WITTER
FAMILY OF FUNDS

The Morgan Stanley Dean Witter Family of Funds offers investors a wide range of investment choices. Come on in and meet the family!
--------------------------------------------------------------------------------

 GROWTH FUNDS


GROWTH FUNDS
Aggressive Equity Fund
American Opportunities Fund
Capital Growth Securities
Developing Growth Securities
Growth Fund
Market Leader Trust
Mid-Cap Equity Trust
Next Generation Trust
Small Cap Growth Fund
Special Value Fund
21st Century Trend Fund

THEME FUNDS
Financial Services Trust
Health Sciences Trust
Information Fund
Natural Resource Development Securities


GLOBAL/INTERNATIONAL FUNDS
Competitive Edge Fund -- "Best Ideas" Portfolio
European Growth Fund
Fund of Funds -- International Portfolio
International Fund
International SmallCap Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

--------------------------------------------------------------------------------

 GROWTH & INCOME FUNDS


Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds -- Domestic Portfolio
Income Builder Fund
Mid-Cap Dividend Growth Securities
S&P 500 Index Fund
S&P 500 Select Fund
Strategist Fund

Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series/Equity Portfolio

THEME FUNDS
Real Estate Fund
Utilities Fund

GLOBAL FUNDS
Global Dividend Growth Securities
Global Utilities Fund

--------------------------------------------------------------------------------

 INCOME FUNDS


GOVERNMENT INCOME FUNDS
Federal Securities Trust
Short-Term U.S. Treasury Trust
U.S. Government Securities Trust

DIVERSIFIED INCOME FUNDS
Diversified Income Trust

CORPORATE INCOME FUNDS
High Yield Securities
Intermediate Income Securities
Short-Term Bond Fund(NL)

GLOBAL INCOME FUNDS
North American Government Income Trust
World Wide Income Trust

TAX-FREE INCOME FUNDS
California Tax-Free Income Fund
Hawaii Municipal Trust(FSC)
Limited Term Municipal Trust(NL)
Multi-State Municipal Series Trust(FSC)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

--------------------------------------------------------------------------------

 MONEY MARKET FUNDS


TAXABLE MONEY MARKET FUNDS
Liquid Asset Fund(MM)
U.S. Government Money Market Trust(MM)

TAX-FREE MONEY MARKET FUNDS
California Tax-Free Daily Income Trust(MM)
New York Municipal Money Market Trust(MM)
Tax-Free Daily Income Trust(MM)

There may be funds created after this Prospectus was published. Please consult the inside back cover of a new Fund's Prospectus for its designation, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Dean Witter Fund, except for North American Government Income Trust and Short-Term U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a mutual fund offering multiple Classes of shares. The other types of Funds are: NL -- No-Load (Mutual) Fund; MM -- Money Market Fund; FSC -- A mutual fund sold with a front-end sales charge and a distribution (12b-1) fee.

                                           PROSPECTUS - FEBRUARY 24, 2000

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Dean Witter Financial Advisor or by visiting our Internet site at:

                          WWW.MSDW.COM/INDIVIDUAL/FUNDS

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.


TICKER SYMBOLS:

  Class A:          TAXAX           Class C:          TAXCX
  Class B:          TAXBX           Class D:          TAXDX

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-2979)

Morgan Stanley Dean Witter


TAX-EXEMPT SECURITIES TRUST





[GRAPHIC OMITTED]






A MUTUAL FUND THAT SEEKS TO
PROVIDE A HIGH LEVEL OF CURRENT
INCOME EXEMPT FROM FEDERAL
INCOME TAX, CONSISTENT WITH
THE PRESERVATION OF CAPITAL

                                                                       EXHIBIT C

               MORGAN STANLEY DEAN WITTER MUNICIPAL INCOME TRUST

TERMS & PROVISIONS OF THE
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

(A) Shareholders of the Trust (except brokers, and nominees of banks and financial institutions) may participate in the Dividend Reinvestment Plan ("the Plan") and will be deemed to have appointed Morgan Stanley Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 (the "Transfer Agent") as their Transfer Agent to act on their behalf under the Plan. Under the Plan, dividends and distributions ("distributions") will be reinvested in additional Shares of the Trust. The Plan will continue in effect for each shareholder as to all future distributions until terminated.

(B) The payment date for distributions will generally be approximately two weeks after the record date.

(C) Whenever the Trust declares a dividend or other distribution, it will pay the amount thereof to the Transfer Agent on behalf of shareholders under the Plan in cash which the Transfer Agent will forward to the Plan agent to buy Shares in the open market for the participants' accounts. Market price for the purpose of the Plan will be the market price of the Shares on a national securities exchange or, in the event the Shares are not listed on a securities exchange at the time, market price will be the asked price, or the mean of the asked prices if more than one is available, of the Shares in the over-the-counter market.

(D) The cost of full and fractional Shares acquired for each shareholder's account in connection with a particular distribution shall be determined by the average cost per share of the Shares acquired by the Transfer Agent in connection with that distribution. Shareholders will receive a confirmation showing the average cost of Shares acquired as soon as practicable after the Transfer Agent has received the Shares purchased by the Plan agent. The Transfer Agent may mingle the cash in a shareholder's account with similar funds of other shareholders of the Trust for whom it acts as Transfer Agent under the Plan.

(E) As used herein, the term "market price" means the closing price of the Trust's Shares on a national securities exchange plus expected brokerage commissions.

(F) There is no service charge by the Transfer Agent to shareholders who participate in the Plan. However, the Trust reserves the right to amend the Plan in the future to include a service charge. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

(G) The Transfer Agent will maintain the shareholder's account, hold the additional Shares acquired through the Plan in safekeeping and furnish him or her with written confirmation of all transactions in the account. Upon written request to the Transfer Agent signed by the shareholder, a certificate for all full Shares in a shareholder's account will be sent to the shareholder, but the shareholder will continue to be a participant in the Plan unless he requests termination.

(H) Shareholders may terminate their participation in the Plan at any time and elect to receive distributions in cash by notifying the Transfer Agent in writing. Such notification must be received prior to the record date of any distribution. There will be no charge or other penalty for such termination. Upon termination, the Transfer Agent will send the shareholder a share certificate for the number of full Shares in his or her account and a check for the market value of any fractional Share unless otherwise instructed by the shareholder.

(I) Brokers and nominees of banks and financial institutions are advised to contact the Transfer Agent in the event any beneficial owners of the Shares held in their names desire to participate in the Plan.

(J) Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan, or change the Transfer Agent. Any material change in the Plan will be applied to any distribution paid subsequent to notice thereof sent to participants in the Plan at least thirty days before the record date for such distribution. The Transfer Agent is to be liable only for wilful misconduct or negligence in acting as Transfer Agent under the Plan.

(K) For more information, please contact the Transfer Agent at the address above.

(L) Capital gains and income are realized on distributions reinvested pursuant to the Plan even though cash is not received.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST   Two World Trade Center,
Letter to the Shareholders December 31, 1999            New York, New York 10048


DEAR SHAREHOLDER:

Interest rates rose steadily during 1999, making it the worst year for the fixed-income markets since 1994. The benchmark 30-year Treasury bond began the year yielding 5.1 percent amid fears of a global recession. However, the economic problems in Asia, Europe and Latin America abated as the year progressed. The U.S. economy, led by consumer demand, experienced robust growth. As a result, the fixed-income markets anticipated that the Federal Reserve Board would change monetary policy and remove the liquidity it had provided during the 1998 international economic crises. Between June and November, the Fed raised the federal funds rate a total of 75 basis points from
4.75 percent to 5.50 percent. At year-end, the yield on the 30-year Treasury bond was nearly 6.50 percent. Subsequently, on February 2, 2000, the fed-funds rate was raised an additional 25 basis points.


MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index yield began 1999 near a record low of
5.05 percent. By the end of December, this index yield had increased almost a full percentage point, to 5.97 percent. Because bond prices move inversely to changes in interest rates, higher yields have caused bond prices to decline significantly. The increase in the index yield during 1999 translated into a 13 percent price decline for a generic insured municipal bond with a 30-year maturity.

The municipal market index outperformed U.S. Treasury bonds early last year but later gave ground as interest rates continued to rise. The ratio of the 30-year municipal yield to the Treasury bond yield is a measure of relative performance. The yield ratio declined from 99 percent in January to 91 percent in May 1999 and ended the year at 92 percent. A declining ratio means municipals have outperformed Treasuries and a rising ratio indicates underperformance by municipals. Over the past five years, the ratio has ranged from a high of 99 percent to a low of 82 percent.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Letter to the Shareholders December 31, 1999, continued


Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent. Refunding activity, the most interest-rate-sensitive component of supply, was down more than 50 percent.


                         30-YEAR BOND YIELDS 1994-1999

           AAA                                       AAA
  Date     Ins     Tsy  % Relationship      Date     Ins    Tsy   % Relationship

12/31/93   5.40%  6.34%     85.17%        12/31/96   5.60   6.63     84.46%
01/31/94   5.40   6.24      86.54%        01/31/97   5.70   6.79     83.95%
02/28/94   5.80   6.66      87.09%        02/28/97   5.65   6.80     83.09%
03/31/94   6.40   7.09      90.27%        03/31/97   5.90   7.10     83.10%
04/29/94   6.35   7.32      86.75%        04/30/97   5.75   6.94     82.85%
05/31/94   6.25   7.43      84.12%        05/30/97   5.65   6.91     81.77%
06/30/94   6.50   7.61      85.41%        06/30/97   5.60   6.78     82.60%
07/29/94   6.25   7.39      84.57%        07/30/97   5.30   6.30     84.13%
08/31/94   6.30   7.45      84.56%        08/31/97   5.50   6.61     83.21%
09/30/94   6.55   7.81      83.87%        09/30/97   5.40   6.40     84.38%
10/31/94   6.75   7.96      84.80%        10/31/97   5.35   6.15     86.99%
11/30/94   7.00   8.00      87.50%        11/30/97   5.30   6.05     87.60%
12/30/94   6.75   7.88      85.66%        12/31/97   5.15   5.92     86.99%
01/31/95   6.40   7.70      83.12%        01/31/98   5.15   5.80     88.79%
02/28/95   6.15   7.44      82.66%        02/28/98   5.20   5.92     87.84%
03/31/95   6.15   7.43      82.77%        03/31/98   5.25   5.93     88.53%
04/28/95   6.20   7.34      84.47%        04/30/98   5.35   5.95     89.92%
05/31/95   5.80   6.66      87.09%        05/29/98   5.20   5.80     89.66%
06/30/95   6.10   6.62      92.15%        06/30/98   5.20   5.65     92.04%
07/31/95   6.10   6.86      88.92%        07/31/98   5.18   5.71     90.72%
08/31/95   6.00   6.66      90.09%        08/31/98   5.03   5.27     95.45%
09/29/95   5.95   6.48      91.82%        09/30/98   4.95   5.00     99.00%
10/31/95   5.75   6.33      90.84%        10/31/98   5.05   5.16     97.87%
11/30/95   5.50   6.14      89.58%        11/30/98   5.00   5.06     98.81%
12/29/95   5.35   5.94      90.07%        12/31/98   5.05   5.10     99.02%
01/31/96   5.40   6.03      89.55%        01/31/99   5.00   5.09     98.23%
02/29/96   5.60   6.46      86.69%        02/28/99   5.10   5.58     91.40%
03/29/96   5.85   6.66      87.84%        03/31/99   5.15   5.63     91.47%
04/30/96   5.95   6.89      86.36%        04/30/99   5.20   5.66     91.87%
05/31/96   6.05   6.99      86.55%        05/31/99   5.30   5.83     90.91%
06/28/96   5.90   6.89      85.63%        06/30/99   5.47   5.96     91.78%
07/31/96   5.85   6.97      83.93%        07/31/99   5.55   6.10     90.98%
08/30/96   5.90   7.11      82.98%        08/31/99   5.75   6.06     94.88%
09/30/96   5.70   6.93      82.25%        09/30/99   5.85   6.05     96.69%
10/31/96   5.65   6.64      85.09%        10/31/99   6.03   6.16     97.89%
11/29/96   5.50   6.35      86.61%        11/30/99   6.00   6.29     95.39%
                                          12/31/99   5.97   6.48     92.13%


PERFORMANCE

The performance of Morgan Stanley Dean Witter Tax-Exempt Securities Trust was impacted by the higher interest-rate environment. For the 12-month period ended December 31, 1999, the Fund's Class A and D shares returned -2.82 percent and -2.71 percent, respectively. For the same period, the Fund's Class B and C shares returned -3.25 percent and -3.37 percent, respectively. (The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Letter to the Shareholders December 31, 1999, continued


reinvestment of all distributions and do not reflect the deduction of any applicable sales charges.) During the same period, the Lehman Brothers Municipal Bond Index returned -2.06 percent. The accompanying chart compares the Fund's performance to that of the Lehman index.


PORTFOLIO STRUCTURE

The Fund's net assets of $1.02 billion were diversified among 14 long-term sectors and 106 credits. As interest rates have increased, the Fund's short-term investment position, which had ranged from 1 - 3 percent in 1998, was gradually increased to 7 - 9 percent. Refunded bonds represented 12 percent of net assets. Refunded issues have been refinanced and are generally defensive portfolio holdings. At the end of December, the portfolio's average maturity was 15 years. Average duration, a measure of sensitivity to interest-rate changes, was a relatively short 7.6 years. The accompanying charts provide current information on the portfolio's credit quality, sector distribution and geographic diversification. Optional call provisions by year and their respective cost (book) yields are also charted.


LOOKING AHEAD

The Federal Reserve Board raised the fed-funds rate twice last summer and once more in November. These actions confirmed its previously disclosed bias of becoming less accommodative in the face of continued strong domestic economic growth. It is anticipated that the central bank may raise short-term interest rates further in 2000, again influencing long-term rates. However, we believe municipal bonds continue to offer tax-conscious investors good long-term value relative to Treasuries. We continue to stress credit quality and a conservative portfolio management profile.

We appreciate your ongoing support of Morgan Stanley Dean Witter Tax-Exempt Securities Trust and look forward to continuing to serve your investment needs.



Very truly yours,

[GRAPHIC OMITTED]                           [GRAPHIC OMITTED]
CHARLES A. FIUMEFREDDO                      MITCHELL M. MERIN
Chairman of the Board                       President

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Letter to the Shareholders December 31, 1999, continued


LARGEST SECTORS AS OF DECEMBER 31, 1999
(% OF NET ASSETS)

TRANSPORTATION                     16%
GENERAL OBLIGATION                 15%
ELECTRIC                           14%
REFUNDED                           12%
WATER & SEWER                       9%
MORTGAGE                            9%


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT RATINGS AS OF DECEMBER 31, 1999
(% OF TOTAL LONG-TERM PORTFOLIO)

Aaa or AAA                         65%
 Aa or AA                          19%
  A or A                           13%
Baa or BBB                          2%
    NR                              1%
                                  100%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC.
OR STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


                        GEOGRAPHIC SUMMARY OF INVESTMENTS
                BASED ON MARKET VALUE AS A PERCENT OF NET ASSETS
                                DECEMBER 31, 1999

ALABAMA ................  1.0%   LOUISIANA ..............  0.7%   OHIO ...................   3.2%
ALASKA .................  5.2    MARYLAND ...............  1.2    PENNSYLVANIA ...........   2.9
ARIZONA ................  4.9    MASSACHUSETTS ..........  6.3    PUERTO RICO ............   1.8
CALIFORNIA .............  4.9    MICHIGAN ...............  1.7    SOUTH CAROLINA .........   2.7
COLORADO ...............  1.3    MINNESOTA ..............  1.5    TENNESSEE ..............   2.8
CONNECTICUT ............  0.3    MISSOURI ...............  2.0    TEXAS ..................   9.6
FLORIDA ................  4.2    NEBRASKA ...............  0.3    UTAH ...................   4.7
GEORGIA ................  3.1    NEVADA .................  1.9    VIRGINIA ...............   4.1
HAWAII .................  0.7    NEW HAMPSHIRE ..........  0.1    WASHINGTON .............   3.7
ILLINOIS ...............  1.6    NEW JERSEY .............  4.0    WISCONSIN ..............   1.3
INDIANA ................  1.0    NEW MEXICO .............  0.7                              ----
KANSAS .................  0.2    NEW YORK ...............  6.9    TOTAL ..................  98.7%
KENTUCKY ...............  4.6    NORTH CAROLINA .........  1.6                              ====

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Letter to the Shareholders December 31, 1999, continued


                      CALL AND COST (BOOK) YIELD STRUCTURE
                               DECEMBER 31, 1999


      PERCENT CALLABLE*

  YEARS
  BONDS
 CALLABLE
----------
   2000                    7%
   2001                   10%
   2002                    7%
   2003                    9%
   2004                    6%
   2005                   11%
   2006                    7%
   2007                   10%
   2008                    9%
   2009                    7%
   2010+                  17%

WEIGHTED AVERAGE CALL PROTECTION: 6 YEARS


     COST (BOOK) YIELD**

   2000                  8.0%
   2001                  6.7%
   2002                  6.6%
   2003                  7.5%
   2004                  5.8%
   2005                  6.7%
   2006                  5.8%
   2007                  5.9%
   2008                  5.3%
   2009                  5.7%
   2010+                 6.1%

WEIGHTED AVERAGE BOOK YIELD: 6.4%

---------------

*   % BASED ON LONG-TERM PORTFOLIO.

** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND EARNED A BOOK YIELD OF 6.7% ON 10% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2001.

    PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER TAX EXEMPT SECURITIES TRUST
Fund Performance December 31, 1999


                    GROWTH OF $10,000 - CLASS A AND D SHARES
                                ($ in Thousands)

     Date             TOTAL CLASS A    TOTAL CLASS D      LEHMAN        LIPPER
     ----             -------------    -------------     ---------     --------
December 31, 1989       $ 9,575          $10,000          $10,000      $10,000
December 31, 1990       $10,110          $10,586          $10,729      $10,600
December 31, 1991       $11,367          $11,931          $12,032      $11,876
December 31, 1992       $12,370          $13,016          $13,093      $12,933
December 31, 1993       $13,725          $14,478          $14,700      $14,541
December 31, 1994       $12,931          $13,674          $13,940      $13,663
December 31, 1995       $15,139          $16,049          $16,374      $16,028
December 31, 1996       $15,646          $16,629          $17,100      $16,601
December 31, 1997       $16,971          $18,081          $18,671      $18,160
December 31, 1998       $17,966          $19,185          $19,881      $19,184
December 31, 1999       $17,460(3)       $18,665(3)       $19,472      $18,404

                ---- Fund    ---- Lehman(4)    ---- Lipper(5)

Past performance is not predictive of future returns. Performance for Class B and Class C shares will vary from the performance of Class A and Class D shares shown above due to differences in sales charges and expenses.

                          Average Annual Total Returns
--------------------------------------------------------------------------------
                      Class A Shares*
-------------------------------------------------------------
Period Ended 12/31/99
----------------------
1 year                     (2.82)%(1)         (6.95)%(2)
5 years                     6.19 %(1)          5.27 %(2)
10 years                    6.19 %(1)          5.73 %(2)

                      Class B Shares+
-------------------------------------------------------------
Period Ended 12/31/99
---------------------
1 year                     (3.25)%(1)         (7.86)%(2)
Since Inception (7/28/97)   2.31 %(1)          1.19 %(2)

                      Class C Shares++
-------------------------------------------------------------
Period Ended 12/31/99
---------------------
1 year                     (3.37)%(1)         (4.29)%(2)
Since Inception (7/28/97)   2.09 %(1)          2.09 %(2)

                      Class D Shares#
-------------------------------------------------------------
Period Ended 12/31/99
---------------------
1 year                     (2.71)%(1)
5 years                     6.42 %(1)
10 years                    6.44 %(1)


Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangement for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 4.00% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class.

Because all shares of the fund held prior to July 28, 1997 were designated Class D shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.


---------------
(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
(3)   Closing value assuming a complete redemption on December 31, 1999.
(4) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or more and a minimum credit rating of Baa or BBB, as measured by Moody's Investors Service, Inc. or Standard & Poor's Corp. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.
 *    The maximum front- end sales charge for Class A is 4.25%.
 +    The maximum CDSC for Class B is 5.0%. The CDSC declines to 0% after six years.
++ The maximum CDSC for Class C shares is 1.0% for shares redeemed within one year of purchase.
#     Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Portfolio of Investments December 31, 1999


PRINCIPAL
AMOUNT IN                                                                                    COUPON      MATURITY
THOUSANDS                                                                                     RATE         DATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (90.1%)
            General Obligation (14.5%)
            North Slope Borough, Alaska,
$   5,000    Ser 1992 A Conv (MBIA) ......................................................    5.90 %     06/30/03      $  5,181,450
   15,000    Ser 1994 B (FSA) ............................................................    0.00       06/30/05        11,304,150
   15,000    Ser 1995 A (MBIA) ...........................................................    0.00       06/30/06        10,676,400
   10,000    Ser 1996 B (MBIA) ...........................................................    0.00       06/30/06         7,117,600
   10,000    Ser 1996 B (MBIA) ...........................................................    0.00       06/30/07         6,715,500
    9,500    Ser 1999 A (MBIA) ...........................................................    0.00       06/30/10         5,314,015
    4,000   Connecticut, College Savings 1989 Ser A ......................................    0.00       07/01/08         2,553,640
            Florida Board of Education, Capital Outlay
    5,000    Refg Ser 1999 B (MBIA) ......................................................    4.50       06/01/24         3,927,000
    5,000    Ser 1998 A ..................................................................    4.75       06/01/28         4,008,500
   20,000   Massachusetts, Refg 1996 Ser A (AMBAC) .......................................    6.00       11/01/10        21,195,199
    4,000   Clark County, Nevada, Transportation Ser 1992 A (AMBAC) ......................    6.50       06/01/17         4,295,040
            New York City, New York,
    1,500    1995 Ser D (MBIA) ...........................................................    6.20       02/01/07         1,598,640
    1,925    1990 Ser D ..................................................................    6.00       08/01/07         1,927,522
    1,545    1990 Ser D ..................................................................    6.00       08/01/08         1,547,024
            North Carolina,
   10,000    1997 Ser A ..................................................................    5.20       03/01/16         9,400,100
    8,000    Public School Building, Ser 1999 ............................................    4.60       04/01/17         6,782,960
   10,000   South-Western City School District, Ohio, Ser 1999 (AMBAC) ...................    4.75       12/01/19         8,354,000
   10,000   Pennsylvania, First Ser 1995 (FGIC) ..........................................    5.50       05/01/12        10,032,300
    4,000   Shelby County, Tennessee, Refg 1995 Ser A ....................................    5.625      04/01/14         3,997,680
   20,000   King County, Washington, Ltd Tax 1995 (MBIA) .................................    6.00       01/01/23        19,633,400
    2,000   Washington, Ser 1994 A .......................................................    5.80       09/01/08         2,056,160
---------                                                                                                              ------------
  171,470                                                                                                               147,618,280
---------                                                                                                              ------------
            Educational Facilities Revenue (3.9%)
   10,000   Indiana University, Student Fee Ser K (MBIA) .................................    5.875      08/01/20         9,749,000
    4,000   Maryland State Health & Educational Facilities Authority,
             The Johns Hopkins University Refg Ser 1998 ..................................    5.125      07/01/20         3,582,480
    7,000   Massachusetts Health & Educational Facilities Authority, Boston University
             1991 Ser K & L (MBIA) .......................................................    6.66       10/01/31         7,261,660
    5,000   Missouri Health & Educational Facilities Authority, Washington University
             Ser 1998 A ..................................................................    4.75       11/15/37         3,807,050
    2,000   New Jersey Economic Development Authority, The Seeing Eye Inc 1991 ...........    7.30       04/01/11         2,046,560
    8,000   New Jersey Educational Facilities Authority, Princeton University Ser 1999 A .    4.75       07/01/25         6,576,320
    5,000   New York State Dormitory Authority, State University Ser 1989 B ..............    0.00       05/15/02         4,458,600
    2,000   Ohio State University, General Receipts, Ser 1999 A ..........................    5.80       12/01/29         1,923,120
---------                                                                                                              ------------
   43,000                                                                                                                39,404,790
---------                                                                                                              ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Portfolio of Investments December 31, 1999, continued

PRINCIPAL
AMOUNT IN                                                                                    COUPON      MATURITY
THOUSANDS                                                                                     RATE         DATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
             Electric Revenue (14.0%)
$   25,000   Salt River Project Agricultural Improvement & Power District, Arizona,
              Refg 1993 Ser C (Secondary MBIA) .............................................  5.50 %     01/01/10      $ 25,559,500
    10,000   Sacramento Municipal Utility District, California, Refg 1994 Ser I (MBIA) .....  5.75       01/01/15        10,060,400
    10,000   Municipal Electric Authority of Georgia, Ser Y (Secondary MBIA) ...............  6.50       01/01/17        10,739,000
     5,000   Long Island Power Authority, New York, Ser 1998 A (FSA) .......................  5.125      12/01/22         4,368,800
             Puerto Rico Electric Power Authority,
     1,500    Power Ser X ..................................................................  6.00       07/01/15         1,518,030
    15,000    Power Ser O ..................................................................  0.00       07/01/17         5,267,700
     5,000    Power Ser EE (MBIA) ..........................................................  4.50       07/01/18         4,139,400
    15,000   South Carolina Public Service Authority, 1995 Refg Ser A (AMBAC) ..............  6.25       01/01/22        15,028,050
       710   Austin, Texas, Combined Utilities Refg Ser 1994 (FGIC) ........................  6.25       05/15/16           725,301
    20,000   Lower Colorado River Authority, Texas, Refg Ser 1999 A ........................  5.50       05/15/21        18,531,000
             San Antonio, Texas, Electric & Gas
    13,000    Refg Ser 1994 C ..............................................................  4.70       02/01/06        12,756,900
     5,000    Refg Ser 1998 A ..............................................................  4.50       02/01/21         3,928,100
             Intermountain Power Agency, Utah,
     5,000    Refg Ser 1998 A (MBIA) .......................................................  5.25       07/01/15         4,687,300
    10,000    Refg 1997 Ser B (MBIA) .......................................................  5.75       07/01/19         9,681,400
    15,000   Washington Public Power Supply System, Proj #2 Refg Ser 1994 A
              (Secondary MBIA) .............................................................  6.00       07/01/07        15,794,550
----------                                                                                                             ------------
   155,210                                                                                                              142,785,431
----------                                                                                                             ------------
             Hospital Revenue (3.8%)
             Rochester, Minnesota,
     5,000    Mayo Foundation/Medical Center Ser 1992 I ....................................  5.75       11/15/21         4,860,300
     3,700    Mayo Foundation/Medical Center Ser 1992 F ....................................  6.25       11/15/21         3,733,596
    10,000   Missouri Health & Educational Facilities Authority, Barnes-Jewish Inc/
              Christian Health Services Ser 1993 A .........................................  5.25       05/15/14         9,480,300
     1,300   New Hampshire Higher Educational & Health Facilities Authority,
              St Joseph Hospital Ser 1994 (Connie Lee) .....................................  6.35       01/01/07         1,368,406
     6,000   New York State Medical Care Facilities Finance Agency, Presbyterian
              Hospital - FHA Insured Mtge Ser 1994 A .......................................  5.25       08/15/14         5,738,220
     5,000   North Central Texas Health Facilities Development Corporation, University
              Medical Center Inc Ser 1997 (FSA) ............................................  5.45       04/01/15         4,736,800
    10,000   Fredericksburg Industrial Development Authority, Virginia, Medicorp
              Health Refg Ser 1996 (AMBAC) .................................................  5.25       06/15/16         9,153,800
----------                                                                                                             ------------
    41,000                                                                                                               39,071,422
----------                                                                                                             ------------
             Industrial Development/Pollution Control Revenue (4.1%)
     1,500   Hawaii Department of Budget & Finance, Hawaiian Electric Co
              Ser 1995 A (AMT) (MBIA) ......................................................  6.60       01/01/25         1,549,665
    10,000   Clark County, Nevada, Nevada Power Co Ser 1992 A (AMT) (FGIC) .................  6.70       06/01/22        10,233,600
     5,000   Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMBAC) ...............  6.30       12/01/14         5,156,900
     5,000   Alliance Airport Authority, Texas, AMR Corp Ser 1990 (AMT) ....................  7.50       12/01/29         5,154,600


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Portfolio of Investments December 31, 1999, continued

PRINCIPAL
AMOUNT IN                                                                                    COUPON      MATURITY
THOUSANDS                                                                                     RATE         DATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
$   10,000   Dallas-Fort Worth International Airport Facility Improvement Corporation,
              Texas, American Airlines Inc Ser 1995 .......................................  6.00 %     11/01/14      $  9,477,500
    10,000   Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A ...............  6.90       02/01/13        10,794,900
----------                                                                                                            ------------
    41,500                                                                                                              42,367,165
----------                                                                                                            ------------
             Mortgage Revenue - Multi-Family (2.3%)
       880   Massachusetts Housing Finance Agency, Rental 1994 Ser A (AMT)(AMBAC) .........  6.65       07/01/19           905,177
     5,560   Michigan Housing Development Authority, Rental 1992 Ser A (Bifurcated FSA) ...  6.50       04/01/23         5,796,133
     9,000   New Jersey Housing & Mortgage Finance Agency, 1995 Ser A (AMBAC) .............  6.05       11/01/20         8,894,160
             New York City Housing Development Corporation, New York,
     4,260    Ruppert Proj - FHA Ins Sec 223F .............................................  6.50       11/15/18         4,302,400
     4,114    Stevenson Commons Proj - FHA Ins Sec 223F ...................................  6.50       05/15/18         4,154,020
----------                                                                                                            ------------
    23,814                                                                                                              24,051,890
----------                                                                                                            ------------
             Mortgage Revenue - Single Family (6.6%)
     7,000   Alaska Housing Finance Corporation, Governmental 1995 Ser A (MBIA) ...........  5.875      12/01/24         6,781,740
     2,440   California Housing Finance Agency, Home Cap Apprec 1983 Ser B ................  0.00       08/01/15           496,686
             Colorado Housing & Finance Authority,
     2,000    1998 Ser A-2 (AMT) ..........................................................  6.60       05/01/28         2,024,320
     2,500    1997 Ser C-2 (AMT) ..........................................................  6.875      11/01/28         2,617,225
    12,100   Illinios Housing Development Authority, Residential 1991 Ser C (AMT) .........  6.875      02/01/18        12,468,929
             Missouri Housing Development Commission, Homeownership
     3,020    GNMA/FNMA Collateralized 1996 Ser C (AMT) ...................................  7.45       09/01/27         3,210,411
     3,910    GNMA/FNMA Collateralized 1997 Ser C-1 .......................................  6.55       09/01/28         4,049,274
     2,800   Nebraska Investment Finance Authority, GNMA-Backed 1990 (AMT) ................  7.631      09/10/30         2,884,140
     3,450   Ohio Housing Finance Agency, GNMA-Backed 1991 Ser A 1 & 2 (AMT) ..............  6.903      03/01/31         3,550,844
    10,000   Pennsylvania Housing Finance Agency, Ser 1991-31 C (AMT) .....................  7.00       10/01/23        10,366,800
             Tennessee Housing Development Agency,
     3,955    Mortgage Finance 1993 Ser A .................................................  5.90       07/01/18         3,919,880
     1,000    Mortgage Finance 1994 Ser B (AMT) ...........................................  6.55       07/01/19         1,009,990
    10,785    Mortgage Finance 1993 Ser A .................................................  5.95       07/01/28        10,454,440
       275   Utah Housing Finance Agency, Fed Ins/Guaranteed Loans 1994 Issue E (AMT) .....  6.50       07/01/26           277,852
     2,800   Wisconsin Housing & Economic Development Authority, Home Ownership
              1991 Ser (AMT) ..............................................................  7.097      10/25/22         2,899,568
----------                                                                                                            ------------
    68,035                                                                                                              67,012,099
----------                                                                                                            ------------
             Public Facilities Revenue (1.1%)
     2,000   North City West School Facilities Authority, California, Community Dist #1
              Special Tax Ser 1995 B (FSA) ................................................  6.00       09/01/19         1,997,520
     3,500   Denver, Colorado, Excise Tax Ser 1985 A (Secondary FSA) ......................  5.00       11/01/08         3,468,500
     5,000   Ohio Building Authority, 1985 Ser C ..........................................  9.75       10/01/05         6,102,150
 ---------                                                                                                            ------------
    10,500                                                                                                              11,568,170
 ---------                                                                                                            ------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Portfolio of Investments December 31, 1999, continued


PRINCIPAL
AMOUNT IN                                                                                  COUPON       MATURITY
THOUSANDS                                                                                   RATE          DATE          VALUE
---------------------------------------------------------------------------------------------------------------------------------
             Recreational Facilities Revenue (0.3%)
             Metropolitan Football Stadium District, Colorado,
$    4,000    Sales Tax Ser 1999 A (MBIA) ..............................................    0.00 %      01/01/10   $    2,300,240
     2,000    Sales Tax Ser 1999 A (MBIA) ..............................................    0.00        01/01/12        1,010,600
----------                                                                                                         --------------
     6,000                                                                                                              3,310,840
----------                                                                                                         --------------
             Resource Recovery Revenue (1.7%)
     7,000   Savannah Resource Recovery Development Authority, Georgia, Savannah
              Energy Systems Co Ser 1992 ...............................................    6.30        12/01/06        7,228,970
    10,000   Northeast Maryland Waste Disposal Authority, Montgomery County
              Ser 1993 A (AMT) .........................................................    6.30        07/01/16       10,116,400
----------                                                                                                         --------------
    17,000                                                                                                             17,345,370
----------                                                                                                         --------------
             Transportation Facilities Revenue (16.0%)
     5,000   San Francisco Bay Area Rapid Transit District, California, Sales Tax
              Ser 1998 (AMBAC) .........................................................    4.75        07/01/23        4,130,550
    13,000   San Joaquin Hills Transportation Corridor Agency, California, Toll Road
              Refg Ser 1997 A (MBIA) ...................................................    0.00        01/15/26        2,611,440
     5,000   E-470 Public Highway Authority, Colorado, Ser 1997 B (MBIA) ...............    0.00        09/01/16        1,824,850
     1,000   Lee County, Florida, Ser 1995 (MBIA) ......................................    5.75        10/01/22          976,350
             Mid-Bay Bridge Authority, Florida,
     8,965    Ser 1993 A (AMBAC) .......................................................    5.85        10/01/13        9,107,095
     3,000    Ser 1997 A (AMBAC) .......................................................    0.00        10/01/21          770,250
    10,000   Atlanta, Georgia, Airport Ser 1990 (AMT) ..................................    6.25        01/01/21        9,816,700
     5,000   Hawaii, Airports Second Ser 1991 (AMT) ....................................    7.00        07/01/18        5,211,650
     4,000   Regional Transportation Authority, Illinois, Refg Ser 1999 (FSA) ..........    5.75        06/01/21        3,875,400
     2,000   Kansas, Highway Refg Ser 1998 .............................................    5.50        09/01/12        2,029,020
             Kentucky Turnpike Authority,
     9,000    Economic Development Road Refg Ser 1995 (AMBAC) ..........................    6.50        07/01/08        9,847,350
    30,000    Resource Recovery Road 1987 Ser A ........................................    5.00        07/01/08       29,430,599
    13,385   Massachusetts Turnpike Authority, Western 1997 Ser A (MBIA) ...............    5.55        01/01/17       13,312,186
     7,700   Minneapolis - St Paul Metropolitan Airports Commission, Minnesota,
              Ser 1998 A (AMBAC) .......................................................    5.00        01/01/30        6,421,107
             New Jersey Highway Authority,
     7,000    Sr Parkway 1999 Ser ......................................................    5.625       01/01/30        6,608,980
    11,000    Sr Parkway Refg 1992 Ser .................................................    6.25        01/01/14       11,396,220
     5,000   New Jersey Transportation Trust Fund Authority, 1999 Ser A ................    5.75        06/15/16        5,021,000
     6,595   Albuquerque, New Mexico, Airport Refg Ser 1997 (AMT) (AMBAC) ..............    6.375       07/01/15        6,801,028
     5,000   Ohio Turnpike Commission, Ser 1998 B (FGIC) ...............................    4.50        02/15/24        3,906,550
             Pennsylvania Turnpike Commission,
     5,000    Ser L of 1991 (MBIA) .....................................................    6.00        06/01/15        5,093,750
     5,000    Ser A 1998 (AMBAC) .......................................................    4.75        12/01/27        3,987,300
     8,000   Puerto Rico Highway & Transportation Authority, Refg Ser X ................    5.50        07/01/15        7,748,800
    10,000   South Carolina Transportation Infrastructure Bank, Ser 1999 A (AMBAC) .....    5.50        10/01/16        9,669,900
     3,000   Virginia Transportation Board, US Route 58 Corridor Ser 1993 B ............    5.625       05/15/13        3,003,210
----------                                                                                                         --------------
   182,645                                                                                                            162,601,285
----------                                                                                                         --------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Portfolio of Investments December 31, 1999, continued


PRINCIPAL
AMOUNT IN                                                                                    COUPON      MATURITY
THOUSANDS                                                                                     RATE         DATE            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
              Water & Sewer Revenue (9.0%)
 $   10,000   Phoenix Civic Improvement Corporation, Arizona, Jr Lien Water Ser 1994 .....   5.45 %      07/01/19    $    9,366,200
     10,000   California Department of Water Resources, Central Valley Ser L .............   5.50        12/01/23         9,332,800
     10,000   Los Angeles, California, Wastewater Ser 1994-A (MBIA) ......................   5.875       06/01/24         9,878,100
      5,000   Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC) ...................   4.75        01/01/28         4,000,300
     10,000   Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
               Ser 1998 A (FGIC) .........................................................   4.75        05/15/28         7,973,400
      9,500   Massachusetts Water Resources Authority, Refg 1992 Ser B ...................   5.50        11/01/15         9,111,640
              Detroit, Michigan,
      3,320    Sewage Refg Ser 1993 A (FGIC) .............................................   5.70        07/01/13         3,334,276
     10,000    Water Supply 1997 Ser A (MBIA) ............................................   5.00        07/01/21         8,606,500
     10,000   Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA) ...................   5.00        01/01/23         8,594,300
      5,000   Spartanburg, South Carolina, Jr Lien Water System Ser 1998 (FGIC) ..........   5.25        06/01/28         4,362,750
     11,000   Metropolitan Government of Nashville & Davidson County, Tennessee,
               Refg Ser 1998 A (FGIC) ....................................................   4.75        01/01/22         9,053,110
     10,000   Dallas, Texas, Waterworks & Sewer Refg Ser 1998 (FSA) ......................   5.00        10/01/29         8,331,300
 ----------                                                                                                          --------------
    103,820                                                                                                              91,944,676
 ----------                                                                                                          --------------
              Other Revenue (0.8%)
      5,000   New York Local Government Assistance Corporation, Ser 1993 C ...............   5.50        04/01/17         4,837,350
      3,000   Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995 (FSA) ............   5.50        07/01/11         3,000,000
 ----------                                                                                                          --------------
      8,000                                                                                                               7,837,350
 ----------                                                                                                          --------------
              Refunded (12.0%)
     10,000   Birmingham Water Works & Sewer Board, Alabama, Ser 1994 ....................   5.50        01/01/04+       10,417,500
      9,000   Los Angeles Convention and Exhibition Center Authority, California,
               Ser 1985 COPs .............................................................   9.00        12/01/05+       10,978,200
      2,500   Mid-Bay Bridge Authority, Florida, Ser 1991 A (ETM) ........................   6.875       10/01/22         2,777,700
      2,500   Massachusetts Health & Educational Facilities Authority,
               Malden Hospital - FHA Ins Mtge Ser A (ETM) ................................   5.00        08/01/16         2,318,800
     10,000   Massachusetts Water Resources Authority, 1996 Ser A (FGIC) .................   5.50        11/01/06+       10,387,600
     14,000   New York State Dormitory Authority, Suffolk County Judicial Ser 1986 (ETM)..   7.375       07/01/16        16,367,400
      7,000   San Antonio, Texas, Electric & Gas Refg Ser 1994 C (ETM) ...................   4.70        02/01/06         6,819,120
     25,000   Intermountain Power Agency, Utah, Refg 1985 Ser H (GAINS) ..................   0.00 #      07/01/03+       28,104,000
      5,000   Salt Lake City, Utah, IHC Hospital Inc Ser 1983 (ETM) ......................   5.00        06/01/15         4,691,150
     28,000   Fairfax County Industrial Development Authority, Virginia, Fairfax
               Hospital/Inova Health Ser 1991 ............................................   6.801       08/15/01+       29,404,760
 ----------                                                                                                          --------------
    113,000                                                                                                             122,266,230
 ----------                                                                                                          --------------
    984,994  TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $902,914,260) .............                              919,184,998
 ----------                                                                                                          --------------

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Portfolio of Investments December 31, 1999, continued


PRINCIPAL
AMOUNT IN                                                                                     COUPON      MATURITY
THOUSANDS                                                                                      RATE         DATE            VALUE
------------------------------------------------------------------------------------------------------------------------------------
             SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (8.6%)
$   15,000   Maricopa County, Arizona Public Service Co Ser 1994 C (Demand 01/03/00).........  4.80*%     05/01/29    $  15,000,000
    21,000   Collier County Health Facilities Authority, Florida, Cleveland Clinic Health
              Ser 1999 (Demand 01/03/00) ....................................................  4.70*      01/01/33        21,000,000
     7,000   Louisiana Public Facilities Authority, Kenner Hotel Ser 1985 (Demand 01/03/00)..  5.00*      12/01/15         7,000,000
    20,000   New York State Dormitory Authority, State University Ser 1990 B ................  7.00       05/15/00+       20,607,000
    24,000   Harris County Health Facilities Development Corporation, Texas,
              Methodist Hospital Ser 1994 (Demand 01/03/00) .................................  4.80*      12/01/25        24,000,000
----------                                                                                                            --------------
    87,000   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost $87,607,000) .........................    87,607,000
----------                                                                                                            --------------
$1,071,994   TOTAL INVESTMENTS (Identified Cost $990,521,260) (a) .........................................  98.7%     1,006,791,998
==========
             CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...............................................   1.3         13,433,289
                                                                                                            -----     --------------
             NET ASSETS ................................................................................... 100.0%    $1,020,225,287
                                                                                                            =====     ==============

---------------
   AMT       Alternative Minimum Tax.
   COPs      Certificates of Participation.
   ETM       Escrowed to maturity.
  GAINS      Growth and Income Security.
    +        Prerefunded to call date shown.
    #        Currently a zero coupon bond; will convert to 10.00% coupon on
             July 1, 2000.
    *        Current coupon of variable rate demand obligation.
   (a)       The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $38,326,839 and the aggregate gross unrealized depreciation is $22,056,101, resulting in net unrealized appreciation of $16,270,738.

Bond Insurance:
---------------
   AMBAC     AMBAC Assurance Corporation.
Connie Lee   Connie Lee Insurance Company - A wholly owned subsidiary of AMBAC
             Assurance Corporation.
   FGIC      Financial Guaranty Insurance Company.
   FSA       Financial Security Assurance Inc.
   MBIA      Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999


ASSETS:
Investments in securities, at value
  (identified cost $990,521,260) ..................................    $1,006,791,998
Cash ..............................................................         1,692,345
Receivable for:
    Interest ......................................................        15,344,365
    Shares of beneficial interest sold ............................           190,362
    Investments sold ..............................................            35,000
Prepaid expenses and other assets .................................            63,621
                                                                       --------------
    TOTAL ASSETS ..................................................     1,024,117,691
                                                                       --------------
LIABILITIES:
Payable for:
    Dividends to shareholders .....................................         2,408,252
    Shares of beneficial interest repurchased .....................           869,861
    Investment management fee .....................................           393,153
    Plan of distribution fee ......................................            83,114
Accrued expenses ..................................................           138,024
                                                                       --------------
    TOTAL LIABILITIES .............................................         3,892,404
                                                                       --------------
    NET ASSETS ....................................................    $1,020,225,287
                                                                       ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................    $1,008,602,876
Net unrealized appreciation .......................................        16,270,738
Accumulated undistributed net investment income ...................            20,278
Accumulated net realized loss .....................................        (4,668,605)
                                                                       --------------
    NET ASSETS ....................................................    $1,020,225,287
                                                                       ==============
CLASS A SHARES:
Net Assets ........................................................       $17,198,331
Shares Outstanding (unlimited authorized, $.01 par value) .........         1,552,372
    NET ASSET VALUE PER SHARE .....................................            $11.08
                                                                               ======
    MAXIMUM OFFERING PRICE PER SHARE,
      (net asset value plus 4.44% of net asset value) .............            $11.57
                                                                               ======
CLASS B SHARES:
Net Assets ........................................................      $139,786,097
Shares Outstanding (unlimited authorized, $.01 par value) .........        12,564,649
    NET ASSET VALUE PER SHARE .....................................            $11.13
                                                                               ======
CLASS C SHARES:
Net Assets ........................................................       $10,024,734
Shares Outstanding (unlimited authorized, $.01 par value) .........           902,958
    NET ASSET VALUE PER SHARE .....................................            $11.10
                                                                               ======
CLASS D SHARES:
Net Assets ........................................................      $853,216,125
Shares Outstanding (unlimited authorized, $.01 par value) .........        77,068,274
    NET ASSET VALUE PER SHARE .....................................            $11.07
                                                                               ======

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Financial Statements, continued

STATEMENT OF OPERATIONS
For the year ended December 31, 1999


NET INVESTMENT INCOME:
INTEREST INCOME ...................................    $  62,752,799
                                                       -------------
EXPENSES
Investment management fee .........................        4,908,427
Plan of distribution fee (Class A shares) .........           23,738
Plan of distribution fee (Class B shares) .........          855,483
Plan of distribution fee (Class C shares) .........           67,457
Transfer agent fees and expenses ..................          391,939
Registration fees .................................           97,797
Shareholder reports and notices ...................           88,271
Professional fees .................................           84,185
Custodian fees ....................................           45,589
Trustees' fees and expenses .......................           18,226
Other .............................................           38,492
                                                       -------------
   TOTAL EXPENSES .................................        6,619,604

Less: expense offset ..............................          (45,456)
                                                       -------------
   NET EXPENSES ...................................        6,574,148
                                                       -------------
   NET INVESTMENT INCOME ..........................       56,178,651
                                                       -------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .................................       (4,668,605)
Net change in unrealized appreciation .............      (82,789,197)
                                                       -------------
   NET LOSS .......................................      (87,457,802)
                                                       -------------
NET DECREASE ......................................    $ (31,279,151)
                                                       =============


                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS


                                                             FOR THE YEAR         FOR THE YEAR
                                                                ENDED                 ENDED
                                                          DECEMBER 31, 1999     DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................     $   56,178,651       $   59,803,857
Net realized gain (loss) .............................         (4,668,605)          15,111,631
Net change in unrealized appreciation ................        (82,789,197)          (5,416,357)
                                                           --------------       --------------
   NET INCREASE (DECREASE) ...........................        (31,279,151)          69,499,131
                                                           --------------       --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares ....................................           (929,080)            (460,545)
   Class B shares ....................................         (6,430,720)          (5,022,084)
   Class C shares ....................................           (422,770)            (218,789)
   Class D shares ....................................        (48,394,252)         (54,102,439)
Net realized gain
   Class A shares ....................................            (52,982)            (187,529)
   Class B shares ....................................           (400,237)          (1,743,115)
   Class C shares ....................................            (27,144)             (93,965)
   Class D shares ....................................         (2,638,565)         (14,360,329)
                                                           --------------       --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .................        (59,295,750)         (76,188,795)
                                                           --------------       --------------
Net decrease from transactions in shares of beneficial
  interest ...........................................        (67,388,661)         (14,502,186)
                                                           --------------       --------------
   NET DECREASE ......................................       (157,963,562)         (21,191,850)

NET ASSETS:
Beginning of period ..................................      1,178,188,849        1,199,380,699
                                                           --------------       --------------
   END OF PERIOD
   (Including undistributed net investment income of
   $20,278 and $18,572, respectively) ................     $1,020,225,287       $1,178,188,849
                                                           ==============       ==============

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Notes to Financial Statements December 31, 1999


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Notes to Financial Statements December 31, 1999, continued


C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% to the portion of daily net assets exceeding $1.25 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Notes to Financial Statements December 31, 1999, continued


3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.60% of the average daily net assets of Class B; and (iii) Class C - up to 0.70% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $4,717,309 at December 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Notes to Financial Statements December 31, 1999, continued


broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.13% and 0.70%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $274,899 and $10,671, respectively and received $107,818 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.


4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1999 aggregated $137,618,438 and $245,779,835, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $13,800.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,892. At December 31, 1999, the Fund had an accrued pension liability of $52,664 which is included in accrued expenses in the Statement of Assets and Liabilities.


5. FEDERAL INCOME TAX STATUS

At December 31, 1999, the Fund had a net capital loss carryover of approximately $4,670,000 which will be available through December 31, 2007 to offset future capital gains to the extent provided by regulations.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Notes to Financial Statements December 31, 1999, continued


6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:


                                                        FOR THE YEAR                     FOR THE YEAR
                                                           ENDED                            ENDED
                                                     DECEMBER 31, 1999                DECEMBER 31, 1998
                                              -------------------------------- --------------------------------
                                                   SHARES          AMOUNT            SHARES          AMOUNT
                                              --------------- ----------------  --------------- ----------------
CLASS A SHARES
Sold ........................................     1,023,382    $   11,894,433       1,188,860    $   14,401,331
Reinvestment of dividends and distributions .        35,276           407,295          23,219           279,925
Redeemed ....................................      (757,512)       (8,588,318)       (279,886)       (3,403,298)
                                                  ---------    --------------       ---------    --------------
Net increase - Class A ......................       301,146         3,713,410         932,193        11,277,958
                                                  ---------    --------------       ---------    --------------
CLASS B SHARES
Sold ........................................     5,634,037        65,447,290       4,978,407        60,561,390
Reinvestment of dividends and distributions .       304,367         3,532,880         307,110         3,717,941
Redeemed ....................................    (4,333,128)      (49,694,515)     (2,198,759)      (26,762,285)
                                                 ----------    --------------      ----------    --------------
Net increase - Class B ......................     1,605,276        19,285,655       3,086,758        37,517,046
                                                 ----------    --------------      ----------    --------------
CLASS C SHARES
Sold ........................................       843,726         9,755,515         505,118         6,127,960
Reinvestment of dividends and distributions .        26,647           307,538          18,393           222,199
Redeemed ....................................      (598,459)       (6,828,777)       (136,298)       (1,653,180)
                                                 ----------    --------------      ----------    --------------
Net increase - Class C ......................       271,914         3,234,276         387,213         4,696,979
                                                 ----------    --------------      ----------    --------------
CLASS D SHARES
Sold ........................................     1,880,172        21,134,542         264,495         3,195,718
Reinvestment of dividends and distributions .     2,424,240        28,046,032       3,213,005        38,720,154
Redeemed ....................................   (12,402,477)     (142,802,576)     (9,095,698)     (109,910,041)
                                                -----------    --------------      ----------    --------------
Net decrease - Class D ......................    (8,098,065)      (93,622,002)     (5,618,198)      (67,994,169)
                                                -----------    --------------      ----------    --------------
Net decrease in Fund ........................    (5,919,729)   $  (67,388,661)     (1,212,034)   $  (14,502,186)
                                                ===========    ==============      ==========    ==============


7. SUBSEQUENT EVENT

On January 26, 2000, the Board of Trustees of the Fund and of Morgan Stanley Dean Witter Multi-State Municipal Series Trust - Massachusetts Series ("Massachusetts"), Michigan Series ("Michigan"), Minnesota Series ("Minnesota") and Ohio Series ("Ohio") each approved four reorganization plans ("the Plans") whereby Massachusetts, Michigan, Minnesota and Ohio would be merged into the Fund. The Plans are subject to the consent of Massachusetts', Michigan's, Minnesota's and Ohio's shareholders. If the Plans are approved (each Plan is independent of the other and therefore, the effectiveness of each Plan is not

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Notes to Financial Statements December 31, 1999, continued


dependent upon the approval of the other Plans), the assets of Massachusetts, Michigan, Minnesota and Ohio would be combined with the assets of the Fund and shareholders of Massachusetts, Michigan, Minnesota and Ohio would become Class D shareholders of the Fund, receiving Class D shares of the Fund equal to the value of their holdings in Massachusetts, Michigan, Minnesota and Ohio, respectively.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Financial Highlights


Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                         FOR THE PERIOD
                                                             FOR THE YEAR          FOR THE YEAR          JULY 28, 1997*
                                                                ENDED                 ENDED                  THROUGH
                                                          DECEMBER 31, 1999     DECEMBER 31, 1998       DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................        $12.02               $12.09                  $12.00
                                                                ------               ------                  ------
Income (loss) from investment operations:
  Net investment income ................................          0.58                 0.59                    0.25
  Net realized and unrealized gain (loss) ..............         (0.91)                0.10                    0.14
                                                                ------               ------                  ------
Total income (loss) from investment operations .........         (0.33)                0.69                    0.39
                                                                ------               ------                  ------
Less dividends and distributions from:
  Net investment income ................................         (0.58)               (0.59)                  (0.25)
  Net realized gain ....................................         (0.03)               (0.17)                  (0.05)
                                                                ------               ------                  ------
Total dividends and distributions ......................         (0.61)               (0.76)                  (0.30)
                                                                ------               ------                  ------
Net asset value, end of period .........................        $11.08               $12.02                  $12.09
                                                                ======               =======                 ======
TOTAL RETURN+ ..........................................         (2.82)%               5.86%                   3.31%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................          0.64 %(4)(5)         0.74%(4)(5)             0.76%(2)(3)
Net investment income ..................................          4.98 %(5)            4.88%(5)                4.96%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................       $17,198              $15,041                  $3,857
Portfolio turnover rate ................................            13 %                 15%                     16%

-------------
 *    The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Financial Highlights, continued


                                                                                                        FOR THE PERIOD
                                                              FOR THE YEAR        FOR THE YEAR         JULY 28, 1997*
                                                                 ENDED                ENDED                THROUGH
                                                           DECEMBER 31, 1999    DECEMBER 31, 1998     DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................        $12.07               $12.14                $12.00
                                                                ------               ------                ------
Income (loss) from investment operations:
  Net investment income ................................          0.53                 0.55                  0.23
  Net realized and unrealized gain (loss) ..............         (0.91)                0.10                  0.19
                                                                ------               ------                ------
Total income (loss) from investment operations .........         (0.38)                0.65                  0.42
                                                                ------               ------                ------
Less dividends and distributions from:
  Net investment income ................................         (0.53)               (0.55)                (0.23)
  Net realized gain ....................................         (0.03)               (0.17)                (0.05)
                                                                ------               ------                ------
Total dividends and distributions ......................         (0.56)               (0.72)                (0.28)
                                                                ------               ------                ------
Net asset value, end of period .........................        $11.13               $12.07                $12.14
                                                                ======               ======                ======
TOTAL RETURN+ ..........................................         (3.25)%               5.47%                 3.57%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................          1.11 %(4)(5)         1.10%(4)(5)           1.14%(2)(3)
Net investment income ..................................          4.51 %(5)            4.52%(5)              4.87%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................      $139,786             $132,303               $95,573
Portfolio turnover rate ................................            13 %                 15%                   16%

--------------
 *    The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Financial Highlights, continued


                                                                                                    FOR THE PERIOD
                                                           FOR THE YEAR        FOR THE YEAR         JULY 28, 1997*
                                                              ENDED                ENDED                THROUGH
                                                        DECEMBER 31, 1999    DECEMBER 31, 1998     DECEMBER 31, 1997
----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................     $12.04                $12.11               $12.00
                                                             ------                ------               ------
Income (loss) from investment operations:
 Net investment income .................................       0.51                  0.53                 0.23
 Net realized and unrealized gain (loss) ...............      (0.91)                 0.10                 0.16
                                                             ------                ------               ------
Total income (loss) from investment operations .........      (0.40)                 0.63                 0.39
                                                             ------                ------               ------
Less dividends and distributions from:
 Net investment income .................................      (0.51)                (0.53)               (0.23)
 Net realized gain .....................................      (0.03)                (0.17)               (0.05)
                                                             ------                ------               ------
Total dividends and distributions ......................      (0.54)                (0.70)               (0.28)
                                                             ------                ------               ------
Net asset value, end of period .........................     $11.10                $12.04               $12.11
                                                             ======                ======               ======
TOTAL RETURN+ ..........................................      (3.37)%                5.36%                3.28%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................       1.21 %(4)(5)          1.20%(4)(5)          1.20%(2)(3)
Net investment income ..................................       4.41 %(5)             4.34%(5)             4.41%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................    $10,025                $7,599               $2,953
Portfolio turnover rate ................................        130 %                  15%                  16%

--------------
 *    The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)   Not annualized.
(2)   Annualized.
(3)   Does not reflect the effect of expense offset of 0.02%.
(4)   Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Financial Highlights, continued


                                                                                FOR THE YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------------
                                                       1999                1998             1997*            1996           1995
-----------------------------------------------------------------------------------------------------------------------------------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period .............    $12.01              $12.08             $11.77          $12.09         $11.01
                                                      ------              ------             ------          ------         ------
Income (loss) from investment operations:
 Net investment income ...........................      0.59                0.62               0.63            0.65           0.67
 Net realized and unrealized gain (loss) .........     (0.91)               0.10               0.36           (0.24)          1.19
                                                      ------              ------             ------          ------         ------
Total income (loss) from investment operations ...     (0.32)               0.72               0.99            0.41           1.86
                                                      ------              ------             ------          ------         ------
Less dividends and distributions from:
 Net investment income ...........................     (0.59)              (0.62)             (0.63)          (0.65)         (0.67)
 Net realized gain ...............................     (0.03)              (0.17)             (0.05)          (0.08)         (0.11)
                                                      ------              ------             ------          ------         ------
Total dividends and distributions ................     (0.62)              (0.79)             (0.68)          (0.73)         (0.78)
                                                      ------              ------             ------          ------         ------
Net asset value, end of period ...................    $11.07              $12.01             $12.08          $11.77         $12.09
                                                      ======              ======             ======          ======         ======
TOTAL RETURN+ ....................................     (2.71)%              6.11%              8.73%           3.61%         17.37%

RATIOS TO AVERAGE NET ASSETS:
Expenses .........................................      0.51 %(1)(2)        0.50%(1)(2)        0.49%           0.48%          0.48%
Net investment income ............................      5.11 %(2)           5.12%(2)           5.34%           5.52%          5.76%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..........  $853,216          $1,023,246         $1,096,998      $1,190,034     $1,325,308
Portfolio turnover rate ..........................        13 %                15%                16%             18%            21%

--------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.
 + Calculated based on the net asset value as of the last business day of the period.
(1)   Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
Report of Independent Accountants


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 2000


                      1999 FEDERAL TAX NOTICE (unaudited)

     During the year ended December 31, 1999, the Fund paid the following per share amounts from tax-exempt income: $0.58 to Class A shareholders, $0.53 to Class B shareholders, $0.51 to Class C shareholders and $0.59 to Class D shareholders.

     For the year ended December 31, 1999, the Fund paid long-term capital gains of $0.03 per share to Class A, B, C and D shareholders.

                 (This page has been left blank intentionally.)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn                                          MORGAN STANLEY
Wayne E. Hedien                                        DEAN WITTER
Dr. Manuel H. Johnson                                  TAX-EXEMPT
Michael E. Nugent                                      SECURITIES TRUST
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Thomas F. Caloia
Treasurer
                                                      [GRAPHIC OMITTED]
TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048




This report is submitted for the general
information of shareholders of the Fund.
For more detailed information about the
Fund, its officers and trustees, fees,
expenses and other pertinent information,
please see the prospectus of the Fund.
                                                       ANNUAL REPORT
This report is not authorized for distribution         DECEMBER 31, 1999
to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST    Two World Trade Center
LETTER TO THE SHAREHOLDERS June 30, 2000                New York, New York 10048

DEAR SHAREHOLDER:

The U.S. economic expansion continued during the six-month period ended June 30, 2000. Real personal consumption accelerated and unemployment reached a 30-year low. At the same time, a surge in oil prices heightened the risk of inflation. The Federal Reserve Board responded by further tightening monetary policy. Three increases in the federal funds rate, totaling 100 basis points, have occurred since February. The rate now stands at a nine-year high of 6.50 percent.

Strong economic growth and a less accommodative monetary policy caused long-term interest rates to increase throughout 1999. This January, however, the U.S. Treasury announced plans to use the federal budget surplus to reduce its debt. This announcement initially precipitated a 50 to 75 basis point drop in yields of longer maturity Treasuries. Municipal bond yields also declined but lagged the trend of Treasury yields. Long-term interest rates rose in April, but began to decline in May and June as signs of an economic slowdown developed.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index began the year at 5.97 percent. This index reached a high of 6.19 percent in mid January and ended June at 5.84 percent. Because bond prices move inversely to changes in interest rates, higher yields caused bond prices to decline significantly last year and improve marginally in the first six months of this year.

The ratio of municipal yields as a percentage of Treasury yields has historically been used as a measure of relative value. The increase in the ratio from 92 percent at the end of 1999 to 99 percent at the end of June may be attributed to the magnitude of the rally in long-term Treasuries. A rising yield ratio indicates weaker relative performance by municipals. Over the past five years, the ratio has ranged between an average annual high of 93 percent and an average annual low of 85 percent.

During the first six months of this year, new-issue volume was 22 percent lower than the same period last year. Refunding activity, the most

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
LETTER TO THE SHAREHOLDERS June 30, 2000, continued


interest-rate-sensitive component of supply, dropped more than 70 percent and represented less than 10 percent of total volume. Approximately 40 percent of the underwritings were enhanced with bond insurance.

                          [30-YEAR BOND YIELDS CHART]

                        30-YEAR BOND YIELDS 1994 - 2000

           Insured                       U.S.                    Insured Municipal Yields as a
       Municipal Yields            Treasury Yields             Percentage of U.S. Treasury Yields
1994        5.4%                         6.34%                              85.17%
            5.4                          6.24                               86.54
            5.8                          6.66                               87.09
            6.4                          7.09                               90.27
            6.35                         7.32                               86.75
            6.25                         7.43                               84.12
            6.5                          7.61                               85.41
            6.25                         7.39                               84.57
            6.3                          7.45                               84.56
            6.55                         7.81                               83.87
            6.75                         7.96                               84.8
            7                            8.00                               87.5
            6.75                         7.88                               85.66
1995        6.4                          7.70                               83.12
            6.15                         7.44                               82.66
            6.15                         7.43                               82.77
            6.2                          7.34                               84.47
            5.8                          6.66                               87.09
            6.1                          6.62                               92.15
            6.1                          6.86                               88.92
            6                            6.66                               90.09
            5.95                         6.48                               91.82
            5.75                         6.33                               90.84
            5.5                          6.14                               89.58
            5.35                         5.94                               90.07
1996        5.4                          6.03                               89.55
            5.6                          6.46                               86.69
            5.85                         6.66                               87.84
            5.95                         6.89                               86.36
            6.05                         6.99                               86.55
            5.9                          6.89                               85.63
            5.85                         6.97                               83.93
            5.9                          7.11                               82.98
            5.7                          6.93                               82.25
            5.65                         6.64                               85.09
            5.5                          6.35                               86.61
            5.6                          6.63                               84.46
1997        5.7                          6.79                               83.95
            5.65                         6.80                               83.09
            5.9                          7.10                               83.1
            5.75                         6.94                               82.85
            5.65                         6.91                               81.77
            5.6                          6.78                               82.6
            5.3                          6.30                               84.13
            5.5                          6.61                               83.21
            5.4                          6.40                               84.38
            5.35                         6.15                               86.99
            5.3                          6.05                               87.6
            5.15                         5.92                               86.99
1998        5.15                         5.80                               88.79
            5.2                          5.92                               87.84
            5.25                         5.93                               88.53
            5.35                         5.95                               89.92
            5.2                          5.80                               89.66
            5.2                          5.65                               92.04
            5.18                         5.71                               90.72
            5.03                         5.27                               95.45
            4.95                         5.00                               99.00
            5.05                         5.16                               97.87
            5.00                         5.06                               98.81
            5.05                         5.10                               99.02
1999        5.00                         5.09                               98.23
            5.10                         5.58                               91.40
            5.15                         5.63                               91.47
            5.20                         5.66                               91.87
            5.30                         5.83                               90.91
            5.47                         5.96                               91.78
            5.55                         6.10                               90.98
            5.75                         6.06                               94.88
            5.85                         6.05                               96.69
            6.03                         6.16                               97.89
            6.00                         6.29                               95.39
            5.97                         6.48                               92.13
2000        6.18                         6.49                               95.22
            6.04                         6.14                               98.37
            5.82                         5.83                               99.83
            5.91                         5.96                               99.16
            5.91                         6.01                               98.34
            5.84                         5.90                               98.98

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

PERFORMANCE

For the six-month period ended June 30, 2000, Morgan Stanley Dean Witter Tax-Exempt Securities Trust's Class A and D shares returned 4.09 percent and
4.18 percent, respectively. During the same period, the Lehman Brothers Municipal Bond Index returned 4.48 percent.(1) For the same period, the Fund's Class B and C shares returned 3.87 percent and 3.82 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. Total return figures assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges.

---------------------

(1)The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of two years or greater and a minimum credit rating of Baa or BBB, as rated by Moody's Investors Service, Inc., or Standard & Poor's Corporation, respectively. The index does not include any expenses, fees or charges. The index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
LETTER TO THE SHAREHOLDERS June 30, 2000, continued


PORTFOLIO STRUCTURE

The Fund's net assets of approximately $981 million were diversified among 14 long-term sectors and 103 credits. During the past six months the cash and short-term investment position ranged between 7 and 9 percent of net assets. Issues in the refunded bond category comprised 10 percent of net assets. Refunded bonds have been refinanced and will be redeemed on the dates shown in the portfolio. At the end of June, the portfolio's average maturity was 15 years. Average duration, a measure of sensitivity to interest-rate changes, was 7 years. The accompanying charts provide current information on the portfolio's credit quality, maturity distribution and sector concentrations. Optional call provisions and their respective cost (book) yields are also charted by year.

LOOKING AHEAD

The Federal Reserve Board has expressed concern about consumer wealth and rising prices. We anticipate that the central bank will continue to focus on inflation and may increase short-term rates if it feels that the economic momentum is not slowing sufficiently. We believe municipal bonds continue to offer tax-conscious investors good long-term value.

As explained in footnote 7 of the Notes to Financial Statements, the Fund acquired Morgan Stanley Dean Witter Multi-State Municipal Series
Trust -- Massachusetts, Michigan, Minnesota and Ohio Series on July 24, 2000.

We appreciate your ongoing support of Morgan Stanley Dean Witter Tax-Exempt Securities Trust and look forward to continuing to serve your investment needs.


Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
LETTER TO THE SHAREHOLDERS June 30, 2000, continued


[LARGEST SECTORS BAR CHART]

LARGEST SECTORS AS OF JUNE 30, 2000
(% OF NET ASSETS)


GENERAL OBLIGATION                                    16%
TRANSPORTATION                                        15%
ELECTRIC                                              13%
MORTGAGE                                              10%
REFUNDED                                              10%
WATER & SEWER                                         10%


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT RATINGS PIE CHART]

CREDIT RATINGS AS OF JUNE 30, 2000
(% OF TOTAL LONG-TERM PORTFOLIO)


 Aaa or AAA       Aa or AA        A or A         Baa or BBB          NR
 ----------       --------        ------         ----------          --

    63%              25%            9%               2%              1%


AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR
STANDARD & POOR'S CORP.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[DISTRIBUTION BY MATURITY BAR CHART]

                           DISTRIBUTION BY MATURITY
                               (% OF NET ASSETS)


UNDER 1 YEAR                                                   8.0%
1-5 YEARS                                                      6.4%
5-10 YEARS                                                    18.5%
10-20 YEARS                                                   35.9%
20-30 YEARS                                                   27.8%
30+ YEARS                                                      2.0%


PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
LETTER TO THE SHAREHOLDERS June 30, 2000, continued

                     CALL AND COST (BOOK) YIELD STRUCTURE
                                 JUNE 30, 2000

                                  [BAR CHART]

                                                           WEIGHTED AVERAGE
                                                       CALL PROTECTION: 6 YEARS

YEARS BONDS CALLABLE                                          PERCENT CALLABLE*
--------------------                                          -----------------
2000                                                                  2%
2001                                                                 12%
2002                                                                  7%
2003                                                                  9%
2004                                                                  5%
2005                                                                 11%
2006                                                                  7%
2007                                                                 10%
2008                                                                 10%
2009                                                                  6%
2010+                                                                21%

                              COST (BOOK) YIELD**

                                  [BAR CHART]

                                                               WEIGHTED AVERAGE
                                                               BOOK YIELD: 6.2%

                                                              COST (BOOK) YIELD**
                                                              -------------------
2000                                                                 8.2%
2001                                                                 6.5%
2002                                                                 6.6%
2003                                                                 7.5%
2004                                                                 5.9%
2005                                                                 6.7%
2006                                                                 5.8%
2007                                                                 5.9%
2008                                                                 5.3%
2009                                                                 5.6%
2010+                                                                6.0%

 * % BASED ON LONG-TERM PORTFOLIO.

** COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT
   BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE FUND OPERATING EXPENSES. FOR EXAMPLE, THE FUND EARNED A BOOK YIELD OF 6.5% ON THE 12% OF THE BONDS IN THE LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2001.

   PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FUND PERFORMANCE June 30, 2000


                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

               CLASS A SHARES*
----------------------------------------------
PERIOD ENDED 6/30/00
-------------------------
1 Year                       2.39%(1)   -1.96%(2)
5 Years                      5.22%(1)    4.31%(2)
10 Years                     6.42%(1)    5.96%(2)

               CLASS B SHARES**
----------------------------------------------
PERIOD ENDED 6/30/00
-------------------------
1 Year                       1.93%(1)   -2.93%(2)
Since Inception (7/28/97)    3.24%(1)    2.33%(2)

               CLASS C SHARES+
----------------------------------------------
PERIOD ENDED 6/30/00
-------------------------
1 Year                       1.82%(1)    0.85%(2)
Since Inception (7/28/97)    3.05%(1)    3.05%(2)

               CLASS D SHARES++
----------------------------------------------
PERIOD ENDED 6/30/00
-------------------------
1 Year                       2.53%(1)
5 Years                      5.44%(1)
10 Years                     6.67%(1)

Prior to July 28, 1997 the Fund offered only one class of shares. Because the distribution arrangements for Class A most closely resembled the distribution arrangement applicable prior to the implementation of multiple classes (i.e., Class A is sold with a front-end sales charge), historical performance information has been restated to reflect the actual maximum sales charge applicable to Class A (i.e., 4.25%) as compared to the 4.00% sales charge in effect prior to July 28, 1997. In addition, Class A shares are now subject to an ongoing 12b-1 fee which is reflected in the restated performance for that class. Because all shares of the Fund held prior to July 28, 1997 were designated Class D shares, the Fund's historical performance has been restated to reflect the absence of any sales charge.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
---------------------

(1)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(2)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See
     the Fund's current prospectus for complete details on fees and sales charges.
*    The maximum front-end sales charge for Class A is 4.25%.
**   The maximum contingent deferred sales charge (CDSC) for
     Class B is 5.0%. The CDSC declines to 0% after six years.
+    The maximum CDSC for Class C shares is 1% for shares
     redeemed within one year of purchase.
++   Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS June 30, 2000 (unaudited)

PRINCIPAL
AMOUNT IN                                                                  COUPON   MATURITY
THOUSANDS                                                                   RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
             TAX-EXEMPT MUNICIPAL BONDS (90.6%)
             General Obligation (16.0%)
             North Slope Borough, Alaska,
$    3,000    Ser 1992 A Conv (MBIA).....................................   5.90 %  06/30/03   $  3,091,200
    15,000    Ser 1994 B (FSA)...........................................   0.00    06/30/05     11,587,350
    15,000    Ser 1995 A (MBIA)..........................................   0.00    06/30/06     10,972,200
    10,000    Ser 1996 B (MBIA)..........................................   0.00    06/30/06      7,314,800
    10,000    Ser 1996 B (MBIA)..........................................   0.00    06/30/07      6,919,700
     9,500    Ser 1999 A (MBIA)..........................................   0.00    06/30/10      5,521,875
     4,000   Connecticut, College Savings 1989 Ser A.....................   0.00    07/01/08      2,640,040
             Florida Board of Education,
     5,000    Capital Outlay Refg Ser 1999 B (MBIA)......................   4.50    06/01/24      4,108,600
     5,000    Capital Outlay Ser 1998 A..................................   4.75    06/01/28      4,221,000
             Massachusetts,
    20,000    Refg 1996 Ser A (AMBAC)....................................   6.00    11/01/10     21,547,199
    10,000    2000 Ser B.................................................   6.00    06/01/16     10,432,200
     3,000   Clark County, Nevada, Transportation Ser 1992 A (AMBAC).....   6.50    06/01/17      3,330,990
             New York City, New York,
     1,500    1995 Ser D (MBIA)..........................................   6.20    02/01/07      1,605,945
     1,925    1990 Ser D.................................................   6.00    08/01/07      1,927,118
     1,545    1990 Ser D.................................................   6.00    08/01/08      1,546,699
             North Carolina,
    10,000    1997 Ser A.................................................   5.20    03/01/16      9,728,800
     8,000    Public School Building Ser 1999............................   4.60    04/01/17      7,037,120
    10,000   South-Western City School District, Ohio, Ser 1999
              (AMBAC)....................................................   4.75    12/01/19      8,722,400
    10,000   Pennsylvania, First Ser 1995 (FGIC).........................   5.50    05/01/12     10,171,000
     4,000   Shelby County, Tennessee, Refg 1995 Ser A...................   5.625   04/01/14      4,043,640
    18,000   King County, Washington, Ltd Tax 1995 (MBIA)................   6.00    01/01/23     18,135,000
     2,000   Washington, Ser 1994 A......................................   5.80    09/01/08      2,059,240
----------                                                                                      -----------
   176,470                                                                                      156,664,116
----------                                                                                      -----------

             Educational Facilities Revenue (4.0%)
    10,000   Indiana University, Student Fee Ser K (MBIA)................   5.875   08/01/20     10,025,200
     3,000   Maryland State Health & Educational Facilities Authority,
              The Johns Hopkins University Refg Ser 1998.................   5.125   07/01/20      2,813,370
     7,000   Massachusetts Health & Educational Facilities Authority,
              Boston University 1991 Ser K & L (MBIA)....................   6.66    10/01/31      7,261,590
     5,000   Missouri Health & Educational Facilities Authority,
              Washington University Ser 1998 A...........................   4.75    11/15/37      4,029,300
     2,000   New Jersey Economic Development Authority, The Seeing Eye
              Inc 1991...................................................   7.30    04/01/11      2,034,720
     8,000   New Jersey Educational Facilities Authority, Princeton
              University Ser 1999 A......................................   4.75    07/01/25      6,907,920
     5,000   New York State Dormitory Authority, State University Ser
              1989 B.....................................................   0.00    05/15/02      4,561,150
     2,000   Ohio State University, General Receipts Ser 1999 A..........   5.80    12/01/29      1,994,840
----------                                                                                      -----------
    42,000                                                                                       39,628,090
----------                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS June 30, 2000 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                  COUPON   MATURITY
THOUSANDS                                                                   RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
             Electric Revenue (12.9%)
$   25,000   Salt River Project Agricultural Improvement & Power
              District, Arizona, Refg 1993 Ser C (Secondary MBIA)........   5.50 %  01/01/10   $ 25,898,000
    10,000   Sacramento Municipal Utility District, California, Refg 1994
              Ser I (MBIA)...............................................   5.75    01/01/15     10,236,300
    10,000   Municipal Electric Authority of Georgia, Ser Y (Secondary
              MBIA)......................................................   6.50    01/01/17     11,098,600
             Long Island Power Authority, New York,
    15,000    Ser 2000 A (FSA)...........................................   0.00    06/01/17      5,776,800
     5,000    Ser 1998 A (FSA)...........................................   5.125   12/01/22      4,544,400
             Puerto Rico Electric Power Authority,
     1,500    Power Ser X................................................   6.00    07/01/15      1,558,095
    15,000    Power Ser O................................................   0.00    07/01/17      5,636,700
     5,000    Power Ser EE (MBIA)........................................   4.50    07/01/18      4,309,800
    15,000   South Carolina Public Service Authority, 1995 Refg Ser A
              (AMBAC)....................................................   6.25    01/01/22     15,516,450
       710   Austin, Texas, Combined Utilities Refg Ser 1994 (FGIC)......   6.25    05/15/16        748,113
             San Antonio, Texas,
    13,000    Electric & Gas Refg Ser 1994 C.............................   4.70    02/01/06     12,873,770
     5,000    Electric & Gas Refg Ser 1998 A.............................   4.50    02/01/21      4,156,100
    10,000   Intermountain Power Agency, Utah, Refg 1997 Ser B (MBIA)....   5.75    07/01/19     10,000,000
    13,500   Washington Public Supply Power System, Proj #2 Refg Ser 1994
              A (Secondary MBIA).........................................   6.00    07/01/07     14,256,810
----------                                                                                      -----------
   143,710                                                                                      126,609,938
----------                                                                                      -----------

             Hospital Revenue (4.4%)
             Rochester, Minnesota,
     5,000    Mayo Foundation/Medical Center Ser 1992 I..................   5.75    11/15/21      4,963,150
     6,200    Mayo Foundation/Medical Center Ser 1992 F..................   6.25    11/15/21      6,298,766
    10,000   Missouri Health & Educational Facilities Authority,
              Barnes-Jewish Inc/Christian Health Services Ser 1993 A.....   5.25    05/15/14      9,774,100
     1,300   New Hampshire Higher Educational & Health Facilities
              Authority, St Joseph Hospital Ser 1994 (Connie Lee)........   6.35    01/01/07      1,375,543
     6,000   New York State Medical Care Facilities Finance Agency,
              Presbyterian Hospital - FHA Insured Mtge Ser 1994 A........   5.25    08/15/14      5,795,580
     5,000   North Central Texas Health Facilities Development
              Corporation, University Medical Center Inc Ser 1997
              (FSA)......................................................   5.45    04/01/15      4,905,250
    10,000   Fredericksburg Industrial Development Authority, Virginia,
              Medicorp Health Refg Ser 1996 (AMBAC)......................   5.25    06/15/16      9,492,100
----------                                                                                      -----------
    43,500                                                                                       42,604,489
----------                                                                                      -----------

             Industrial Development/Pollution Control Revenue (4.4%)
     1,500   Hawaii Department of Budget & Finance, Hawaiian Electric Co
              Ser 1995 A (AMT) (MBIA)....................................   6.60    01/01/25      1,582,905
    10,000   Clark County, Nevada, Nevada Power Co Ser 1992 A (AMT)
              (FGIC).....................................................   6.70    06/01/22     10,466,300
     5,000   Washoe County, Nevada, Sierra Pacific Power Co Ser 1987
              (AMBAC)....................................................   6.30    12/01/14      5,184,900
     5,000   Alliance Airport Authority, Texas, AMR Corp Ser 1990
              (AMT)......................................................   7.50    12/01/29      5,056,550

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS June 30, 2000 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                  COUPON   MATURITY
THOUSANDS                                                                   RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
$   10,000   Dallas-Fort Worth International Airport Facility Improvement
              Corporation, Texas, American Airlines Inc Ser 1995.........   6.00 %  11/01/14    $ 9,546,100
    10,000   Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993
              A..........................................................   6.90    02/01/13     10,725,500
----------                                                                                      -----------
    41,500                                                                                       42,562,255
----------                                                                                      -----------

             Mortgage Revenue - Multi-Family (2.5%)
       880   Massachusetts Housing Finance Agency, Rental 1994 Ser A
              (AMT) (AMBAC)..............................................   6.65    07/01/19        903,584
     5,560   Michigan Housing Development Authority, Rental 1992 Ser A
              (Bifurcated FSA)...........................................   6.50    04/01/23      5,733,750
     9,000   New Jersey Housing & Mortgage Finance Agency, 1995 Ser A
              (AMBAC)....................................................   6.05    11/01/20      9,069,120
             New York City Housing Development Corporation, New York,
     4,212    Ruppert Proj - FHA Ins Sec 223F............................   6.50    11/15/18      4,252,818
     4,065    Stevenson Commons Proj - FHA Ins Sec 223F..................   6.50    05/15/18      4,103,625
----------                                                                                      -----------
    23,717                                                                                       24,062,897
----------                                                                                      -----------

             Mortgage Revenue - Single Family (7.8%)
     7,000   Alaska Housing Finance Corporation, Governmental 1995 Ser A
              (MBIA).....................................................   5.875   12/01/24      6,905,850
     2,440   California Housing Finance Agency, Home 1983 Ser B..........   0.00    08/01/15        522,575
             Colorado Housing & Finance Authority,
     2,000    1998 Ser A-2 (AMT).........................................   6.60    05/01/28      2,075,040
     2,500    1997 Ser C-2 (AMT).........................................   6.875   11/01/28      2,614,675
    11,700   Illinois Housing Development Authority, Residential 1991 Ser
              C (AMT)....................................................   6.875   02/01/18     11,998,584
             Missouri Housing Development Commission, Homeownership
     2,820    GNMA/FNMA Collateralized 1996 Ser C (AMT)..................   7.45    09/01/27      2,995,799
     3,910    GNMA/FNMA Collateralized 1997 Ser C-1......................   6.55    09/01/28      4,097,563
     2,000    Loan Program, Ser 2000 B-1 (AMT)...........................   7.45    09/01/31      2,203,680
     2,500   Nebraska Investment Finance Authority, GNMA-Backed 1990
              (AMT)......................................................   7.631   09/10/30      2,557,000
     5,000   New Hampshire Housing Finance Authority, Mortgage
              Acquisition 2000 Ser B (AMT)...............................   6.70    07/01/29      5,233,700
     3,350   Ohio Housing Finance Agency, GNMA-Backed 1991 Ser A 1 & 2
              (AMT)......................................................   6.903   03/01/31      3,430,903
     4,000   Oregon Housing & Community Service Department, Ser 2000 F
              (AMT)......................................................   6.25    07/01/28      4,034,160
    10,000   Pennsylvania Housing Finance Agency, Ser 1991-31 C (AMT)....   7.00    10/01/23     10,320,600
             Tennessee Housing Development Agency,
     3,955    Mortgage Finance 1993 Ser A................................   5.90    07/01/18      3,956,345
     1,000    Mortgage Finance 1994 Ser B (AMT)..........................   6.55    07/01/19      1,009,360
     9,785    Mortgage Finance 1993 Ser A................................   5.95    07/01/28      9,674,527
       240   Utah Housing Finance Agency, Fed Ins/Gtd Loans 1994 Issue E
              (AMT)......................................................   6.50    07/01/26        241,049
     2,800   Wisconsin Housing & Economic Development Authority, Home
              Ownership 1991 Ser (AMT)...................................   7.097   10/25/22      2,883,356
----------                                                                                      -----------
    77,000                                                                                       76,754,766
----------                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS June 30, 2000 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                  COUPON   MATURITY
THOUSANDS                                                                   RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
             Public Facilities Revenue (0.8%)
$    2,000   North City West School Facilities Authority, California,
              Community Dist #1 Special Tax Ser 1995 B (FSA).............   6.00 %  09/01/19    $ 2,067,580
     5,000   Ohio Building Authority, 1985 Ser C.........................   9.75    10/01/05      6,010,800
----------                                                                                      -----------
     7,000                                                                                        8,078,380
----------                                                                                      -----------

             Recreational Facilities Revenue (1.0%)
     3,500   Denver, Colorado, Excise Tax Ser 1985 A (Secondary FSA).....   5.00    11/01/08      3,499,650
             Metropolitan Football Stadium District, Colorado,
     4,000    Sales Tax Ser 1999 A (MBIA)................................   0.00    01/01/10      2,397,440
     2,000    Sales Tax Ser 1999 A (MBIA)................................   0.00    01/01/12      1,059,560
     3,000   Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995
              (FSA)......................................................   5.50    07/01/11      3,035,100
----------                                                                                      -----------
    12,500                                                                                        9,991,750
----------                                                                                      -----------

             Resource Recovery Revenue (1.8%)
     7,000   Savannah Resource Recovery Development Authority, Georgia,
              Savannah Energy Systems Co Ser 1992........................   6.30    12/01/06      7,189,560
    10,000   Northeast Maryland Waste Disposal Authority, Montgomery
              County Ser 1993 A (AMT)....................................   6.30    07/01/16     10,175,400
----------                                                                                      -----------
    17,000                                                                                       17,364,960
----------                                                                                      -----------

             Transportation Facilities Revenue (14.9%)
     5,000   San Francisco Bay Area Rapid Transit District, California,
              Sales Tax Ser 1998 (AMBAC).................................   4.75    07/01/23      4,354,950
    13,000   San Joaquin Hills Transportation Corridor Agency,
              California, Toll Road Refg Ser 1997 A (MBIA)...............   0.00    01/15/26      2,886,260
     3,000   Colorado Department of Transportation, Ser 2000 (AMBAC).....   6.00    06/15/15      3,155,430
     5,000   E-470 Public Highway Authority, Colorado, Ser 1997 B
              (MBIA).....................................................   0.00    09/01/16      1,958,900
             Mid-Bay Bridge Authority, Florida,
     8,965    Ser 1993 A (AMBAC).........................................   5.85    10/01/13      9,250,087
     3,000    Ser 1997 A (AMBAC).........................................   0.00    10/01/21        826,290
     5,000   Atlanta, Georgia, Airport Ser 2000 (FGIC)...................   5.875   01/01/17      5,136,800
     5,000   Hawaii, Airports Second Ser 1991 (AMT)......................   7.00    07/01/18      5,174,850
             Kentucky Turnpike Authority,
     9,000    Economic Development Road Refg Ser 1995 (AMBAC)............   6.50    07/01/08      9,887,670
    30,000    Resource Recovery Road 1987 Ser A..........................   5.00    07/01/08     29,688,600
     8,700   Massachusetts Turnpike Authority, Western 1997 Ser A
              (MBIA).....................................................   5.55    01/01/17      8,700,000
     7,700   Minneapolis - St Paul Metropolitan Airports Commission,
              Minnesota, Ser 1998 A (AMBAC)..............................   5.00    01/01/30      6,785,317
             New Jersey Highway Authority,
     9,560    Sr Parkway Refg 1992 Ser...................................   6.25    01/01/14      9,928,251
     7,000    Sr Parkway 1999 Ser........................................   5.625   01/01/30      6,895,910
     6,595   Albuquerque, New Mexico, Airport Refg Ser 1997 (AMT)
              (AMBAC)....................................................   6.375   07/01/15      6,962,078
     5,000   Ohio Turnpike Commission, Ser 1998 B (FGIC).................   4.50    02/15/24      4,097,100

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS June 30, 2000 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                  COUPON   MATURITY
THOUSANDS                                                                   RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
             Pennsylvania Turnpike Commission,
$    5,000    Ser L of 1991 (MBIA).......................................   6.00 %  06/01/15   $  5,079,750
     5,000    Ser A 1998 (AMBAC).........................................   4.75    12/01/27      4,214,750
     8,000   Puerto Rico Highway & Transportation Authority, Refg Ser
              X..........................................................   5.50    07/01/15      8,122,720
    10,000   South Carolina Transportation Infrastructure Bank, Ser 1999
              A (AMBAC)..................................................   5.50    10/01/16      9,988,400
     3,000   Virginia Transportation Board, US Route 58 Corridor Ser 1993
              B..........................................................   5.625   05/15/13      3,037,350
----------                                                                                      -----------
   162,520                                                                                      146,131,463
----------                                                                                      -----------

             Water & Sewer Revenue (9.6%)
    10,000   Phoenix Civic Improvement Corporation, Arizona, Jr Lien
              Water Ser 1994.............................................   5.45    07/01/19      9,768,800
    10,000   California Department of Water Resources, Central Valley Ser
              L..........................................................   5.50    12/01/23      9,767,900
    10,000   Los Angeles, California, Wastewater Ser 1994-A (MBIA).......   5.875   06/01/24     10,091,300
     5,000   Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC)....   4.75    01/01/28      4,234,300
     2,700   Kansas Development Finance Authority, Public Water Supply
              Ser 2000-2 (AMBAC).........................................   5.75    04/01/17      2,741,526
    10,000   Louisville & Jefferson County Metropolitan Sewer District,
              Kentucky, Ser 1998 A (FGIC)................................   4.75    05/15/28      8,434,400
     5,000   Massachusetts Water Resources Authority, Refg 1992 Ser B....   5.50    11/01/15      4,984,200
             Detroit, Michigan,
     3,320    Sewage Refg Ser 1993 A (FGIC)..............................   5.70    07/01/13      3,372,157
    10,000    Water Supply 1997 Ser A (MBIA).............................   5.00    07/01/21      9,013,300
    10,000   Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA)....   5.00    01/01/23      8,955,500
     5,000   Spartanburg, South Carolina, Jr Lien Water Ser 1998
              (FGIC).....................................................   5.25    06/01/28      4,601,650
    11,000   Metropolitan Government of Nashville & Davidson County,
              Tennessee,
              Refg Ser 1998 A (FGIC).....................................   4.75    01/01/22      9,470,010
    10,000   Dallas, Texas, Waterworks & Sewer Refg Ser 1998 (FSA).......   5.00    10/01/29      8,764,600
----------                                                                                      -----------
   102,020                                                                                       94,199,643
----------                                                                                      -----------

             Other Revenue (0.5%)
     5,000   New York Local Government Assistance Corporation, Ser 1993
----------    C..........................................................   5.50    04/01/17      5,015,850
                                                                                                -----------

             Refunded (10.0%)
     9,000   Los Angeles Convention & Exhibition Center Authority,
              California,
              Ser 1985 COPs..............................................   9.00    12/01/05+    10,981,260
     2,500   Mid-Bay Bridge Authority, Florida, Ser 1991 A (ETM).........   6.875   10/01/22      2,858,225
     2,500   Massachusetts Health & Educational Facilities Authority,
              Malden Hospital - FHA Ins Mtge Ser A (ETM).................   5.00    08/01/16      2,393,275
    10,000   Massachusetts Water Resources Authority, 1996 Ser A
              (FGIC).....................................................   5.50    11/01/06+    10,429,600
    13,750   New York State Dormitory Authority, Suffolk County Judicial
              Ser 1986 (ETM).............................................   7.375   07/01/16     15,984,100
     7,000   San Antonio, Texas, Electric & Gas Refg Ser 1994 C (ETM)....   4.70    02/01/06      6,858,390
    25,000   Intermountain Power Agency, Utah, Refg 1985 Ser H (GAINS)...   0.00#   07/01/03+    28,767,500
     5,000   Salt Lake City, Utah, IHC Hospital Inc Ser 1983 (ETM).......   5.00    06/01/15      4,805,600

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS June 30, 2000 (unaudited) continued

PRINCIPAL
AMOUNT IN                                                                  COUPON   MATURITY
THOUSANDS                                                                   RATE      DATE         VALUE
------------------------------------------------------------------------------------------------------------
$   14,000   Fairfax County Industrial Development Authority, Virginia,
              Fairfax Hospital/Inova Health Ser 1991.....................   8.927%++ 08/29/01+ $ 15,190,000
----------                                                                                      -----------
    88,750                                                                                       98,267,950
----------                                                                                      -----------
   942,687   TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $860,412,943).................   887,936,547
----------                                                                                      -----------

             SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (8.0%)
    12,500   Maricopa County, Arizona Public Service Co Ser 1994 C
              (Demand 07/03/00)..........................................   4.50*   05/01/29     12,500,000
    18,500   Collier County Health Facilities Authority, Florida,
              Cleveland Clinic Health Ser 1999 (Demand 07/03/00).........   4.50*   01/01/33     18,500,000
    10,000   Atlanta, Georgia, Airport Ser 1990 (AMT)....................   6.25    01/01/01+    10,289,700
    17,000   Philadelphia Hospital & Higher Education Facilities
              Authority, Children's Hospital of Philadelphia Ser 1992
              (Demand 07/03/00)..........................................   4.50*   03/01/27     17,000,000
    20,500   Harris County Health Facilities Development Corporation,
              Texas, Methodist Hospital Ser 1994 (Demand 07/03/00).......   4.55*   12/01/25     20,500,000
----------                                                                                      -----------

    78,500   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
----------    (Identified Cost $77,317,702)......................................                78,789,700
                                                                                                -----------

$1,021,187   TOTAL INVESTMENTS (Identified Cost $937,730,645) (a)................       98.6%   966,726,247
==========

             OTHER ASSETS IN EXCESS OF LIABILITIES .................................     1.4     13,795,816
                                                                                       -----    -----------


             NET ASSETS...........................................................     100.0%  $980,522,063
                                                                                       =====    ===========

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
  GAINS     Growth and Income Security.
    +       Prerefunded to call date shown.
    ++      Current coupon rate for residual interest bond. This rate
            resets periodically as the auction rate on the related
            short-term securities fluctuates.
    #       Currently a zero coupon bond; will convert to 10.00% coupon on July 1, 2000.
    *       Current coupon of variable rate demand obligation.
   (a)      The aggregate cost for federal income tax purposes
            approximates identified cost. The aggregate gross unrealized appreciation is $40,729,455 and the aggregate gross
            unrealized depreciation is $11,733,853, resulting in net
            unrealized appreciation of $28,995,602.

Bond Insurance:
---------------
  AMBAC     AMBAC Assurance Corporation.
Connie Lee  Connie Lee Insurance Company.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS June 30, 2000 (unaudited) continued

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alaska......................     5.3%
Arizona.....................     4.9
California..................     5.2
Colorado....................     1.7
Connecticut.................     0.3
Florida.....................     2.2
Georgia.....................     3.9
Hawaii......................     0.7
Illinois....................     1.2
Indiana.....................     1.0
Kansas......................     0.3
Kentucky....................     4.9
Maryland....................     1.3
Massachusetts...............     6.8
Michigan....................     1.8
Minnesota...................     1.8
Missouri....................     2.4
Nebraska....................     0.3
Nevada......................     1.9
New Hampshire...............     0.7
New Jersey..................     3.5
New Mexico..................     0.7
New York....................     5.6
North Carolina..............     1.7
Ohio........................     5.3
Oregon......................     0.4
Pennsylvania................     4.8
Puerto Rico.................     2.0
South Carolina..............     3.1
Tennessee...................     2.9
Texas.......................     7.8
Utah........................     4.5
Virginia....................     2.8
Washington..................     3.5
Wisconsin...................     1.4
                                ----
Total.......................    98.6%
                                ====

---------------------

Portfolio structure is subject to change.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
June 30, 2000 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $937,730,645).............................  $966,726,247
Cash........................................................       365,660
Receivable for:
    Interest................................................    14,280,414
    Investments sold........................................       305,497
    Shares of beneficial interest sold......................       284,992
Prepaid expenses and other assets...........................        68,023
                                                              ------------
    TOTAL ASSETS............................................   982,030,833
                                                              ------------
LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased...............       682,781
    Investment management fee...............................       361,902
    Dividends to shareholders...............................       283,336
    Plan of distribution fee................................        77,157
Accrued expenses............................................       103,594
                                                              ------------
    TOTAL LIABILITIES.......................................     1,508,770
                                                              ------------
    NET ASSETS..............................................  $980,522,063
                                                              ============
COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $954,985,240
Net unrealized appreciation.................................    28,995,602
Accumulated undistributed net investment income.............        20,278
Accumulated net realized loss...............................    (3,479,057)
                                                              ------------
    NET ASSETS..............................................  $980,522,063
                                                              ============
CLASS A SHARES:
Net Assets..................................................   $18,105,378
Shares Outstanding (unlimited authorized, $.01 par value)...     1,610,844
    NET ASSET VALUE PER SHARE...............................        $11.24
                                                                    ======
    MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 4.44% of net asset value)........        $11.74
                                                                    ======
CLASS B SHARES:
Net Assets..................................................  $138,624,776
Shares Outstanding (unlimited authorized, $.01 par value)...    12,283,479
    NET ASSET VALUE PER SHARE...............................        $11.29
                                                                    ======
CLASS C SHARES:
Net Assets..................................................    $9,606,889
Shares Outstanding (unlimited authorized, $.01 par value)...       853,009
    NET ASSET VALUE PER SHARE...............................        $11.26
                                                                    ======
CLASS D SHARES:
Net Assets..................................................  $814,185,020
Shares Outstanding (unlimited authorized, $.01 par value)...    72,495,571
    NET ASSET VALUE PER SHARE...............................        $11.23
                                                                    ======

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF OPERATIONS
For the six months ended June 30, 2000 (unaudited)

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $29,292,803
                                                              -----------

EXPENSES
Investment management fee...................................    2,221,234
Plan of distribution fee (Class A shares)...................       14,965
Plan of distribution fee (Class B shares)...................      410,915
Plan of distribution fee (Class C shares)...................       33,740
Transfer agent fees and expenses............................      160,898
Shareholder reports and notices.............................       47,785
Registration fees...........................................       37,489
Professional fees...........................................       33,081
Custodian fees..............................................       20,335
Trustees' fees and expenses.................................        9,018
Other.......................................................       16,976
                                                              -----------

    TOTAL EXPENSES..........................................    3,006,436

Less: expense offset........................................      (20,303)
                                                              -----------

    NET EXPENSES............................................    2,986,133
                                                              -----------

    NET INVESTMENT INCOME...................................   26,306,670
                                                              -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain...........................................    1,189,548
Net change in unrealized appreciation.......................   12,724,864
                                                              -----------

    NET GAIN................................................   13,914,412
                                                              -----------

NET INCREASE................................................  $40,221,082
                                                              ===========

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS
                                                      FOR THE SIX      FOR THE YEAR
                                                      MONTHS ENDED         ENDED
                                                     JUNE 30, 2000    DECEMBER 31, 1999
---------------------------------------------------------------------------------------
                                                      (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..............................  $   26,306,670    $   56,178,651
Net realized gain (loss)...........................       1,189,548        (4,668,605)
Net change in unrealized appreciation..............      12,724,864       (82,789,197)
                                                     --------------    --------------

    NET INCREASE (DECREASE)........................      40,221,082       (31,279,151)
                                                     --------------    --------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
    Class A shares.................................        (451,266)         (929,080)
    Class B shares.................................      (3,303,490)       (6,430,720)
    Class C shares.................................        (227,757)         (422,770)
    Class D shares.................................     (22,324,157)      (48,394,252)
Net realized gain
    Class A shares.................................              --           (52,982)
    Class B shares.................................              --          (400,237)
    Class C shares.................................              --           (27,144)
    Class D shares.................................              --        (2,638,565)
                                                     --------------    --------------

    TOTAL DIVIDENDS AND DISTRIBUTIONS..............     (26,306,670)      (59,295,750)
                                                     --------------    --------------

Net decrease from transactions in shares of
 beneficial interest...............................     (53,617,636)      (67,388,661)
                                                     --------------    --------------

    NET DECREASE...................................     (39,703,224)     (157,963,562)

NET ASSETS:
Beginning of period................................   1,020,225,287     1,178,188,849
                                                     --------------    --------------
    END OF PERIOD
    (Including undistributed net investment income
    of $20,278 and $20,278, respectively)..........  $  980,522,063    $1,020,225,287
                                                     ==============    ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS June 30, 2000 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS June 30, 2000 (unaudited) continued


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

NOTES TO FINANCIAL STATEMENTS June 30, 2000 (unaudited) continued


portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% to the portion of daily net assets exceeding $1.25 billion.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.60% of the average daily net assets of Class B; and (iii) Class C -- up to 0.70% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $5,318,401 at June 30, 2000.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the six months ended June 30, 2000, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.17% and 0.70%, respectively.

The Distributor has informed the Fund that for the six months ended June 30, 2000, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $159,315 and $959, respectively and received $42,011 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS June 30, 2000 (unaudited) continued


4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                   FOR THE SIX                       FOR THE YEAR
                                                                  MONTHS ENDED                          ENDED
                                                                  JUNE 30, 2000                   DECEMBER 31, 1999
                                                           ---------------------------       ----------------------------
                                                                   (unaudited)
                                                             SHARES         AMOUNT              SHARES         AMOUNT
                                                           -----------   -------------       ------------   -------------
CLASS A SHARES
Sold.....................................................    2,046,856   $  22,764,791          1,023,382   $  11,894,433
Reinvestment of dividends and distributions..............       17,126         190,365             35,276         407,295
Redeemed.................................................   (2,005,510)    (22,300,508)          (757,512)     (8,588,318)
                                                           -----------   -------------       ------------   -------------
Net increase - Class A...................................       58,472         654,648            301,146       3,713,410
                                                           -----------   -------------       ------------   -------------
CLASS B SHARES
Sold.....................................................    4,238,409      47,228,433          5,634,037      65,447,290
Reinvestment of dividends and distributions..............      142,132       1,586,291            304,367       3,532,880
Redeemed.................................................   (4,661,711)    (51,930,451)        (4,333,128)    (49,694,515)
                                                           -----------   -------------       ------------   -------------
Net increase (decrease) - Class B........................     (281,170)     (3,115,727)         1,605,276      19,285,655
                                                           -----------   -------------       ------------   -------------
CLASS C SHARES
Sold.....................................................       54,325         604,568            843,726       9,755,515
Reinvestment of dividends and distributions..............       14,498         161,488             26,647         307,538
Redeemed.................................................     (118,772)     (1,321,670)          (598,459)     (6,828,777)
                                                           -----------   -------------       ------------   -------------
Net increase (decrease) - Class C........................      (49,949)       (555,614)           271,914       3,234,276
                                                           -----------   -------------       ------------   -------------
CLASS D SHARES
Sold.....................................................      314,419       3,498,195          1,880,172      21,134,542
Reinvestment of dividends and distributions..............    1,066,894      11,851,294          2,424,240      28,046,032
Redeemed.................................................   (5,954,016)    (65,950,432)       (12,402,477)   (142,802,576)
                                                           -----------   -------------       ------------   -------------
Net decrease - Class D...................................   (4,572,703)    (50,600,943)        (8,098,065)    (93,622,002)
                                                           -----------   -------------       ------------   -------------
Net decrease in Fund.....................................   (4,845,350)  $ (53,617,636)        (5,919,729)  $ (67,388,661)
                                                           ===========   =============       ============   =============

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2000 aggregated $54,115,718 and $98,721,121, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At June 30, 2000, the Fund had transfer agent fees and expenses payable of approximately $2,500.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS June 30, 2000 (unaudited) continued


The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 2000 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,972. At June 30, 2000, the Fund had an accrued pension liability of $51,912 which is included in accrued expenses in the Statement of Assets and Liabilities.

6. FEDERAL INCOME TAX STATUS

At December 31, 1999, the Fund had a net capital loss carryover of approximately $4,670,000 which will be available through December 31, 2007 to offset future capital gains to the extent provided by regulations.

7. SUBSEQUENT EVENT -- MERGERS

On July 24, 2000, the Fund acquired all the net assets of Morgan Stanley Dean Witter Multi-State Municipal Series Trust -- Massachusetts Series ("Massachusetts Series"), Michigan Series ("Michigan Series"), Minnesota Series ("Minnesota Series") and Ohio Series ("Ohio Series") based on the respective valuations as of the close of business on July 21, 2000, pursuant to four reorganization plans approved by the shareholders of Massachusetts Series, Michigan Series, Minnesota Series and the Ohio Series on June 22, 2000. The acquisition was accomplished by a tax-free exchange of 792,540 Class D shares of the Fund at a net asset value of $11.31 per share for 852,866 shares of Massachusetts Series; 1,059,251 Class D of the Fund at a net asset value of $11.31 per share for 1,182,639 shares of Michigan Series; 453,481 Class D of the Fund at a net asset value of $11.31 per share for 513,915 shares of Minnesota Series; and 1,079,835 Class D of the Fund at a net asset value of $11.31 per share for 1,175,451 shares of the Ohio Series. The net assets of the Fund and Massachusetts Series, Michigan Series, Minnesota Series and the Ohio Series immediately before the acquisition were $982,320,805, $8,984,072, $11,975,503,
$5,126,864 and $12,211,414, respectively, including unrealized appreciation of $282,180, $102,725, $26,335, $39,899 for Massachusetts Series, Michigan Series, Minnesota Series and the Ohio Series, respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $1,020,618,658.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                               FOR THE PERIOD
                                                       FOR THE SIX      FOR THE YEAR        FOR THE YEAR       JULY 28, 1997*
                                                      MONTHS ENDED          ENDED               ENDED              THROUGH
                                                      JUNE 30, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
                                                       (unaudited)
CLASS A SHARES
SELECTED PER SHARE DATA:

Net asset value, beginning of period................      $11.08            $12.02              $12.09             $12.00
                                                          ------            ------              ------             ------

Income (loss) from investment operations:
 Net investment income..............................        0.29              0.58                0.59               0.25
 Net realized and unrealized gain (loss)............        0.16             (0.91)               0.10               0.14
                                                          ------            ------              ------             ------

Total income (loss) from investment operations......        0.45             (0.33)               0.69               0.39
                                                          ------            ------              ------             ------

Less dividends and distributions from:
 Net investment income..............................       (0.29)            (0.58)              (0.59)             (0.25)
 Net realized gain..................................          --             (0.03)              (0.17)             (0.05)
                                                          ------            ------              ------             ------

Total dividends and distributions...................       (0.29)            (0.61)              (0.76)             (0.30)
                                                          ------            ------              ------             ------

Net asset value, end of period......................      $11.24            $11.08              $12.02             $12.09
                                                          ======            ======              ======             ======

TOTAL RETURN+.......................................        4.09%(1)         (2.82)%              5.86%              3.31%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        0.69%(2)(5)       0.64 %(4)(5)        0.74%(4)(5)        0.76%(2)(3)

Net investment income...............................        5.25%(2)(5)       4.98 %(5)           4.88%(5)           4.96%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.............     $18,105           $17,198             $15,041             $3,857

Portfolio turnover rate.............................           6%(1)            13 %                15%                16%

---------------------
 *  The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.02%.
(4) Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS, continued

                                                                                                               FOR THE PERIOD
                                                       FOR THE SIX      FOR THE YEAR        FOR THE YEAR       JULY 28, 1997*
                                                      MONTHS ENDED          ENDED               ENDED              THROUGH
                                                      JUNE 30, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1997
-------------------------------------------------------------------------------------------------------------------------------
                                                       (unaudited)
CLASS B SHARES
SELECTED PER SHARE DATA:

Net asset value, beginning of period................      $11.13            $12.07              $12.14              $12.00
                                                          ------            ------              ------             -------

Income (loss) from investment operations:
 Net investment income..............................        0.27              0.53                0.55                0.23
 Net realized and unrealized gain (loss)............        0.16             (0.91)               0.10                0.19
                                                          ------            ------              ------             -------

Total income (loss) from investment operations......        0.43             (0.38)               0.65                0.42
                                                          ------            ------              ------             -------

Less dividends and distributions from:
 Net investment income..............................       (0.27)            (0.53)              (0.55)              (0.23)
 Net realized gain..................................          --             (0.03)              (0.17)              (0.05)
                                                          ------            ------              ------             -------

Total dividends and distributions...................       (0.27)            (0.56)              (0.72)              (0.28)
                                                          ------            ------              ------             -------

Net asset value, end of period......................      $11.29            $11.13              $12.07              $12.14
                                                          ======            ======              ======             =======

TOTAL RETURN+.......................................        3.87%(1)         (3.25)%              5.47%               3.57%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses............................................        1.12%(2)(4)(5)    1.11 %(4)(5)        1.10%(4)(5)         1.14%(2)(3)

Net investment income...............................        4.82%(2)(5)       4.51 %(5)           4.52%(5)            4.87%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.............    $138,625          $139,786            $132,303             $95,573

Portfolio turnover rate.............................           6%(1)            13 %                15%                 16%

---------------------
 *  The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.02%.
(4) Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS, continued

                                                                                                        FOR THE PERIOD
                                                FOR THE SIX      FOR THE YEAR        FOR THE YEAR       JULY 28, 1997*
                                               MONTHS ENDED          ENDED               ENDED              THROUGH
                                               JUNE 30, 2000   DECEMBER 31, 1999   DECEMBER 31, 1998   DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------
                                                (unaudited)
CLASS C SHARES
SELECTED PER SHARE DATA:

Net asset value, beginning of period.........     $11.10             $12.04             $12.11              $12.00
                                                  ------             ------             ------              ------

Income (loss) from investment operations:
 Net investment income.......................       0.26               0.51               0.53                0.23
 Net realized and unrealized gain (loss).....       0.16              (0.91)              0.10                0.16
                                                  ------             ------             ------              ------

Total income (loss) from investment
 operations..................................       0.42              (0.40)              0.63                0.39
                                                  ------             ------             ------              ------

Less dividends and distributions from:
 Net investment income.......................      (0.26)             (0.51)             (0.53)              (0.23)
 Net realized gain...........................         --              (0.03)             (0.17)              (0.05)
                                                  ------             ------             ------              ------

Total dividends and distributions............      (0.26)             (0.54)             (0.70)              (0.28)
                                                  ------             ------             ------              ------

Net asset value, end of period...............     $11.26             $11.10             $12.04              $12.11
                                                  ======             ======             ======              ======

TOTAL RETURN+................................       3.82%(1)          (3.37)%             5.36%               3.28%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses.....................................       1.22%(2)(5)        1.21 %(4)(5)       1.20%(4)(5)         1.20%(2)(3)

Net investment income........................       4.72%(2)(5)        4.41 %(5)          4.34%(5)            4.41%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands......     $9,607            $10,025             $7,599              $2,953

Portfolio turnover rate......................          6%(1)             13 %               15%                 16%

---------------------
 *  The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.02%.
(4) Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
FINANCIAL HIGHLIGHTS, continued

                                         FOR THE SIX                            FOR THE YEAR ENDED DECEMBER 31,
                                        MONTHS ENDED        ----------------------------------------------------------------------
                                        JUNE 30, 2000         1999           1998           1997*            1996          1995
----------------------------------------------------------------------------------------------------------------------------------
                                         (unaudited)
CLASS D SHARES
SELECTED PER SHARE DATA:

Net asset value, beginning of
 period..............................       $11.07            $12.01          $12.08          $11.77          $12.09        $11.01
                                            ------            ------          ------          ------          ------        ------

Income (loss) from investment
 operations:
 Net investment income...............         0.30              0.59            0.62            0.63            0.65          0.67
 Net realized and unrealized gain
   (loss)............................         0.16             (0.91)           0.10            0.36           (0.24)         1.19
                                            ------            ------          ------          ------          ------        ------

Total income (loss) from investment
 operations..........................         0.46             (0.32)           0.72            0.99            0.41          1.86
                                            ------            ------          ------          ------          ------        ------

Less dividends and distributions
 from:
 Net investment income...............        (0.30)            (0.59)          (0.62)          (0.63)          (0.65)        (0.67)
 Net realized gain...................           --             (0.03)          (0.17)          (0.05)          (0.08)        (0.11)
                                            ------            ------          ------          ------          ------        ------

Total dividends and distributions....        (0.30)            (0.62)          (0.79)          (0.68)          (0.73)        (0.78)
                                            ------            ------          ------          ------          ------        ------

Net asset value, end of period.......       $11.23            $11.07          $12.01          $12.08          $11.77        $12.09
                                            ======            ======          ======          ======          ======        ======

TOTAL RETURN+........................         4.18%(1)         (2.71)%          6.11%           8.73%           3.61%        17.37%

RATIOS TO AVERAGE NET ASSETS:
Expenses.............................         0.52%(2)(4)       0.51%(3)(4)     0.50%(3)(4)     0.49%           0.48%         0.48%

Net investment income................         5.42%(2)(4)       5.11%(4)        5.12%(4)        5.34%           5.52%         5.76%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands...........................     $814,185          $853,216      $1,023,246      $1,096,998      $1,190,034    $1,325,308

Portfolio turnover rate..............            6%(1)            13%             15%             16%             18%           21%

---------------------
 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.
 + Calculated based on the net asset value as of the last business day of the period.
(1) Not annualized.
(2) Annualized.
(3) Does not reflect the effect of expense offset of 0.01%.
(4) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
CHANGE IN INDEPENDENT ACCOUNTANTS

On July 1, 2000 PricewaterhouseCoopers LLP resigned as independent accountants of the Fund.

The reports of PricewaterhouseCoopers LLP on the financial statements of the Fund for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audits for the two most recent fiscal years and through July 1, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

The Fund, with the approval of its Board of Trustees and its Audit Committee, engaged Deloitte & Touche LLP as its new independent accountants as of July 1, 2000.

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

Morgan Stanley Dean Witter Distributors Inc., member NASD.

MORGAN STANLEY
DEAN WITTER
TAX-EXEMPT
SECURITIES TRUST


SEMIANNUAL REPORT
JUNE 30, 2000

                                ANNUAL REPORT OF
                            MUNICIPAL INCOME TRUST,
                             DATED AUGUST 31, 2000
                            TO BE FILED BY AMENDMENT

                           MORGAN STANLEY DEAN WITTER
                           TAX-EXEMPT SECURITIES TRUST
                                     PART B
                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information relates to the shares of Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt") to be issued pursuant to an Agreement and Plan of Reorganization, dated August 24, 2000, between Tax-Exempt and Morgan Stanley Dean Witter Municipal Income Trust ("MIT") in connection with the acquisition by Tax-Exempt of substantially all of the assets, subject to stated liabilities, of MIT. This Statement of Additional Information does not constitute a prospectus. This Statement of Additional Information does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related
Proxy Statement and Prospectus, dated October   , 2000. A copy of the Proxy
Statement and Prospectus may be obtained without charge by mailing a written request to Tax-Exempt at Two World Trade Center, New York, New York 10048 or by calling (800) 869-NEWS (TOLL FREE). Please retain this document for future reference.


   The date of this Statement of Additional Information is October   , 2000.

                               TABLE OF CONTENTS




                                                      PAGE
                                                     -----
INTRODUCTION .....................................     B-3
ADDITIONAL INFORMATION ABOUT TAX-EXEMPT ..........     B-3
FINANCIAL STATEMENTS .............................     B-4

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the
information provided in the Proxy Statement and Prospectus dated October   ,
2000 (the "Proxy Statement and Prospectus"). The Proxy Statement and Prospectus has been sent to MIT shareholders in connection with the solicitation of proxies by the Board of Trustees of MIT to be voted at the Special Meeting of shareholders of MIT to be held on January 23, 2001. This Statement of Additional Information incorporates by reference the Statement of Additional Information of Tax-Exempt dated February 24, 2000.

                    ADDITIONAL INFORMATION ABOUT TAX-EXEMPT

INVESTMENT OBJECTIVES AND POLICIES

     For additional information about Tax-Exempt's investment objectives and policies, see "Description of the Fund and Its Investments and Risks" in Tax-Exempt's Statement of Additional Information.

MANAGEMENT

     For additional information about the Board of Trustees, officers and management personnel of Tax-Exempt, see "Management of the Fund" and "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information.

INVESTMENT ADVISORY AND OTHER SERVICES

     For additional information about Tax-Exempt's investment manager, see "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information. For additional information about Tax-Exempt's independent auditors, see "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information. For additional information about other services provided to Tax-Exempt, see "Investment Management and Other Services" in Tax-Exempt's Statement of Additional Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     For additional information about brokerage allocation practices, see "Brokerage Allocation and Other Practices" in Tax-Exempt's Statement of Additional Information.

DESCRIPTION OF FUND SHARES

     For additional information about the voting rights and other characteristics of the shares of Tax-Exempt, see "Capital Stock and Other Securities" in Tax-Exempt's Statement of Additional Information.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about the purchase and redemption of Tax-Exempt's shares and the determination of net asset value, see "Purchase, Redemption and Pricing of Shares" in Tax-Exempt's Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAX STATUS

     For additional information about Tax-Exempt's policies regarding dividends and distributions and tax matters affecting Tax-Exempt and its shareholders, see "Taxation of the Fund and Shareholders" in Tax-Exempt's Statement of Additional Information.

DISTRIBUTION OF SHARES

     For additional information about Tax-Exempt's distributor and the distribution agreement between Tax-Exempt and its distributor, see "Investment Management and Other Services" and "Underwriters" in Tax-Exempt's Statement of Additional Information.

PERFORMANCE DATA

     For additional information about Tax-Exempt's performance, see "Calculation of Performance Data" in Tax-Exempt's Statement of Additional Information.

                             FINANCIAL STATEMENTS

     Tax-Exempt's most recent audited financial statements are set forth in Tax-Exempt's Annual Report for the fiscal year ended December 31, 1999. Tax-Exempt's updated, unaudited financial statements are set forth in its Semi-Annual Report for the six month period ended June 30, 2000. A copy of the Annual Report and the Semi-Annual Report of Tax-Exempt accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus. MIT's most recent audited financial statements are set forth in MIT's Annual Report for the fiscal year ended August 31, 2000, which are incorporated by reference in the Proxy Statement and Prospectus.

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

            PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                                  (UNAUDITED)

                                                                MORGAN STANLEY DEAN WITTER
                                                               TAX-EXEMPT SECURITIES TRUST
                                                             --------------------------------
                                                                 PRINCIPAL
                                        COUPON     MATURITY       AMOUNT
                                         RATE        DATE     (IN THOUSANDS)       VALUE
                                     ------------ ---------- ---------------- ---------------
TAX-EXEMPT MUNICIPAL
 BONDS (92.6%)
GENERAL OBLIGATION (16.1%)
North Slope Borough, Alaska,
 Ser 1992 A Conv (MBIA) ............ 5.90 %       06/30/03       $   3,000     $   3,091,200
 Ser 1994 B (FSA) .................. 0.00         06/30/05          15,000        11,587,350
 Ser 1995 A (MBIA) ................. 0.00         06/30/06          15,000        10,972,200
 Ser 1996 B (MBIA) ................. 0.00         06/30/06          10,000         7,314,800
 Ser 1996 B (MBIA) ................. 0.00         06/30/07          10,000         6,919,700
 Ser 1999 A (MBIA) ................. 0.00         06/30/10           9,500         5,521,875
Moulton-Niguel Water District,
 California, 1993 Refg (MBIA)....... 5.00         09/01/19              --                --
District of Columbia, Ser 1999 A
 (FSA) ............................. 5.375        06/01/24              --                --
Connecticut, College Savings
 1989 Ser A ........................ 0.00         07/01/08           4,000         2,640,040
Florida Board of Education,
 Capital Outlay Refg
  Ser 1999 B (MBIA) ................ 4.50         06/01/24           5,000         4,108,600
 Capital Outlay Ser 1998 A ......... 4.75         06/01/28           5,000         4,221,000
Hawaii, 1999 Ser CT (FSA) .......... 5.875        09/01/16              --                --
Washington Suburban Sanitary
 District, Maryland,
 Gen Constr Refg 1994 .............. 5.00         06/01/10              --                --
Massachusetts,
 Refg 1996 Ser A (AMBAC) ........... 6.00         11/01/10          20,000        21,547,199
 2000 Ser A ........................ 6.00         02/01/16              --                --
 2000 Ser B ........................ 6.00         06/01/16          10,000        10,432,200
 2000 Ser B ........................ 5.25         06/01/17              --                --
Clark County, Nevada,
 Transportation Ser 1992 A
 (AMBAC) ........................... 6.50         06/01/17           3,000         3,330,990
New York City, New York,
 1995 Ser D (MBIA) ................. 6.20         02/01/07           1,500         1,605,945
 1990 Ser D ........................ 6.00         08/01/07           1,925         1,927,118
 1990 Ser D ........................ 6.00         08/01/08           1,545         1,546,699
New York State, Refg
 Ser 1995 B ........................ 5.625        08/15/09              --                --
North Carolina,
 1997 Ser A ........................ 5.20         03/01/16          10,000         9,728,800
 Public School Building
  Ser 1999 ......................... 4.60         04/01/17           8,000         7,037,120
South-Western City School
 District, Ohio,
 Ser 1999 (AMBAC) .................. 4.75         12/01/19          10,000         8,722,400
Pennsylvania, First Ser 1995
 (FGIC) ............................ 5.50         05/01/12          10,000        10,171,000
Selby County, Tennessee,
 Refg 1995 Ser A ................... 5.625        04/01/11              --                --
 Refg 1995 Ser A ................... 5.625        04/01/14           4,000         4,043,640
King County, Washington, Ltd
 Tax 1995 (MBIA) ................... 6.00         01/01/23          18,000        18,135,000
Washington, Ser 1994 A ............. 5.80         09/01/08           2,000         2,059,240
                                                                 ---------     -------------
                                                                   176,470       156,664,116
                                                                 ---------     -------------
                                       MORGAN STANLEY DEAN WITTER
                                         MUNICIPAL INCOME TRUST                 COMBINED
                                     ------------------------------ --------------------------------
                                         PRINCIPAL                      PRINCIPAL
                                          AMOUNT                         AMOUNT
                                      (IN THOUSANDS)      VALUE      (IN THOUSANDS)       VALUE
                                     ---------------- ------------- ---------------- ---------------
TAX-EXEMPT MUNICIPAL
 BONDS (92.6%)
GENERAL OBLIGATION (16.1%)
North Slope Borough, Alaska,
 Ser 1992 A Conv (MBIA) ............           --               --      $   3,000     $   3,091,200
 Ser 1994 B (FSA) ..................           --               --         15,000        11,587,350
 Ser 1995 A (MBIA) .................           --               --         15,000        10,972,200
 Ser 1996 B (MBIA) .................           --               --         10,000         7,314,800
 Ser 1996 B (MBIA) .................           --               --         10,000         6,919,700
 Ser 1999 A (MBIA) .................           --               --          9,500         5,521,875
Moulton-Niguel Water District,
 California, 1993 Refg (MBIA).......      $ 4,400      $ 4,067,448          4,400         4,067,448
District of Columbia, Ser 1999 A
 (FSA) .............................        2,000        1,868,640          2,000         1,868,640
Connecticut, College Savings
 1989 Ser A ........................           --               --          4,000         2,640,040
Florida Board of Education,
 Capital Outlay Refg
  Ser 1999 B (MBIA) ................           --               --          5,000         4,108,600
 Capital Outlay Ser 1998 A .........           --               --          5,000         4,221,000
Hawaii, 1999 Ser CT (FSA) ..........        5,000        5,137,700          5,000         5,137,700
Washington Suburban Sanitary
 District, Maryland,
 Gen Constr Refg 1994 ..............        5,000        5,002,350          5,000         5,002,350
Massachusetts,
 Refg 1996 Ser A (AMBAC) ...........           --               --         20,000        21,547,199
 2000 Ser A ........................        4,000        4,181,520          4,000         4,181,520
 2000 Ser B ........................           --               --         10,000        10,432,200
 2000 Ser B ........................        5,000        4,815,300          5,000         4,815,300
Clark County, Nevada,
 Transportation Ser 1992 A
 (AMBAC) ...........................           --               --          3,000         3,330,990
New York City, New York,
 1995 Ser D (MBIA) .................        4,000        4,282,520          5,500         5,888,465
 1990 Ser D ........................           --               --          1,925         1,927,118
 1990 Ser D ........................           --               --          1,545         1,546,699
New York State, Refg
 Ser 1995 B ........................        5,000        5,142,800          5,000         5,142,800
North Carolina,
 1997 Ser A ........................           --               --         10,000         9,728,800
 Public School Building
  Ser 1999 .........................        5,000        4,398,200         13,000        11,435,320
South-Western City School
 District, Ohio,
 Ser 1999 (AMBAC) ..................           --               --         10,000         8,722,400
Pennsylvania, First Ser 1995
 (FGIC) ............................           --               --         10,000        10,171,000
Selby County, Tennessee,
 Refg 1995 Ser A ...................        5,125        5,239,287          5,125         5,239,287
 Refg 1995 Ser A ...................           --               --          4,000         4,043,640
King County, Washington, Ltd
 Tax 1995 (MBIA) ...................           --               --         18,000        18,135,000
Washington, Ser 1994 A .............           --               --          2,000         2,059,240
                                          -------      -----------      ---------     -------------
                                           44,525       44,135,765        220,995       200,799,881
                                          -------      -----------      ---------     -------------

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                            MORGAN STANLEY DEAN WITTER
                                                            TAX-EXEMPT SECURITIES TRUST
                                                          -------------------------------
                                                              PRINCIPAL
                                       COUPON   MATURITY       AMOUNT
                                        RATE      DATE     (IN THOUSANDS)       VALUE
                                      -------- ---------- ---------------- --------------
EDUCATIONAL FACILITIES REVENUE (4.7%)
California Public Works Board,
 University of California 1993
 Refg Ser A ......................... 5.50 %   06/01/21             --               --
Indiana University, Student Fee
 Ser K (MBIA) ....................... 5.875    08/01/20        $10,000      $10,025,200
Maryland State Health &
 Educational Facilities
 Authority, The Johns Hopkins
 University Refg Ser 1998 ........... 5.125    07/01/20          3,000        2,813,370
Massachusetts Health &
 Educational Facilities
 Authority, Boston University
 1991 Ser K & L (MBIA) .............. 6.66     10/01/31          7,000        7,261,590
Missouri Health & Educational
 Facilities Authority,
 Washington University
 Ser 1998 A ......................... 4.75     11/15/37          5,000        4,029,300
New Jersey Economic
 Development Authority,
 The Seeing Eye Inc 1991 ............ 7.30     04/01/11          2,000        2,034,720
New Jersey Educational Facilities
 Authority, Princeton University
 Ser 1999 A ......................... 4.75     07/01/25          8,000        6,907,920
New York State Dormitory
 Authority,
 City University Ser 2000 A
  (AMBAC) ........................... 6.125    07/01/13             --               --
 State University Ser 1989 B ........ 0.00     05/15/02          5,000        4,561,150
 State University Ser 1995 A ........ 6.50     05/15/05             --               --
 State University Ser 1995 A ........ 6.50     05/15/06             --               --
 State University Ser 1997 .......... 5.125    05/15/27             --               --
Ohio State University, General
 Receipts Ser 1999 A ................ 5.80     12/01/29          2,000        1,994,840
                                                               -------      -----------
                                                                42,000       39,628,090
                                                               -------      -----------
ELECTRIC REVENUE (11.7%)
Salt River Project Agricultural
 Improvement & Power
 District, Arizona, Refg 1993
 Ser C (Secondary MBIA) ............. 5.50     01/01/10         25,000       25,898,000
Sacramento Municipal Utility
 District, California, Refg 1994
 Ser I (MBIA) ....................... 5.75     01/01/15         10,000       10,236,300
Municipal Electric Authority of
 Georgia, Ser Y (Secondary
 MBIA) .............................. 6.50     01/01/17         10,000       11,098,600
Long Island Power Authority,
 New York,
 Ser 2000 A (FSA) ................... 0.00     06/01/17         15,000        5,776,800
 Ser 1998 A (FSA) ................... 5.125    12/01/22          5,000        4,544,400
Puerto Rico Electric Power
 Authority,
 Power Ser X ........................ 6.00     07/01/15          1,500        1,558,095
 Power Ser O ........................ 0.00     07/01/17         15,000        5,636,700
 Power Ser EE (MBIA) ................ 4.50     07/01/18          5,000        4,309,800
Southern California Public Power
 Authority, Mead-Adelanto
 1994 Ser A (AMBAC) ................. 5.15     07/01/15             --               --

                                        MORGAN STANLEY DEAN WITTER
                                          MUNICIPAL INCOME TRUST                COMBINED
                                      ------------------------------ ------------------------------
                                          PRINCIPAL                      PRINCIPAL
                                           AMOUNT                         AMOUNT
                                       (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                      ---------------- ------------- ---------------- -------------
EDUCATIONAL FACILITIES REVENUE (4.7%)
California Public Works Board,
 University of California 1993
 Refg Ser A .........................      $ 5,000      $ 4,884,400       $ 5,000      $ 4,884,400
Indiana University, Student Fee
 Ser K (MBIA) .......................           --               --        10,000       10,025,200
Maryland State Health &
 Educational Facilities
 Authority, The Johns Hopkins
 University Refg Ser 1998 ...........           --               --         3,000        2,813,370
Massachusetts Health &
 Educational Facilities
 Authority, Boston University
 1991 Ser K & L (MBIA) ..............           --               --         7,000        7,261,590
Missouri Health & Educational
 Facilities Authority,
 Washington University
 Ser 1998 A .........................           --               --         5,000        4,029,300
New Jersey Economic
 Development Authority,
 The Seeing Eye Inc 1991 ............           --               --         2,000        2,034,720
New Jersey Educational Facilities
 Authority, Princeton University
 Ser 1999 A .........................           --               --         8,000        6,907,920
New York State Dormitory
 Authority,
 City University Ser 2000 A
  (AMBAC) ...........................        5,000        5,372,100         5,000        5,372,100
 State University Ser 1989 B ........           --               --         5,000        4,561,150
 State University Ser 1995 A ........        2,500        2,666,950         2,500        2,666,950
 State University Ser 1995 A ........        2,500        2,688,700         2,500        2,688,700
 State University Ser 1997 ..........        4,000        3,553,000         4,000        3,553,000
Ohio State University, General
 Receipts Ser 1999 A ................           --               --         2,000        1,994,840
                                           -------      -----------       -------      -----------
                                            19,000       19,165,150        61,000       58,793,240
                                           -------      -----------       -------      -----------
ELECTRIC REVENUE (11.7%)
Salt River Project Agricultural
 Improvement & Power
 District, Arizona, Refg 1993
 Ser C (Secondary MBIA) .............           --               --        25,000       25,898,000
Sacramento Municipal Utility
 District, California, Refg 1994
 Ser I (MBIA) .......................           --               --        10,000       10,236,300
Municipal Electric Authority of
 Georgia, Ser Y (Secondary
 MBIA) ..............................           --               --        10,000       11,098,600
Long Island Power Authority,
 New York,
 Ser 2000 A (FSA) ...................           --               --        15,000        5,776,800
 Ser 1998 A (FSA) ...................           --               --         5,000        4,544,400
Puerto Rico Electric Power
 Authority,
 Power Ser X ........................           --               --         1,500        1,558,095
 Power Ser O ........................           --               --        15,000        5,636,700
 Power Ser EE (MBIA) ................           --               --         5,000        4,309,800
Southern California Public Power
 Authority, Mead-Adelanto
 1994 Ser A (AMBAC) .................       15,000       14,379,750        15,000       14,379,750

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                            MORGAN STANLEY DEAN WITTER
                                                            TAX-EXEMPT SECURITIES TRUST
                                                          -------------------------------
                                                              PRINCIPAL
                                       COUPON   MATURITY       AMOUNT
                                        RATE      DATE     (IN THOUSANDS)       VALUE
                                      -------- ---------- ---------------- --------------
South Carolina Public Service
 Authority, 1995 Refg
 Ser A (AMBAC) ...................... 6.25%    01/01/22       $ 15,000      $ 15,516,450
Austin, Texas, Combined Utilities
 Refg Ser 1994 (FGIC) ............... 6.25     05/15/16            710           748,113
San Antonio, Texas, Electric &
 Gas
 Refg Ser 1994 C .................... 4.70     02/01/06         13,000        12,873,770
 Refg Ser 1998 A .................... 4.50     02/01/21          5,000         4,156,100
Intermountain Power Agency,
 Utah, Refg 1997 Ser B
  (MBIA) ............................ 5.75     07/01/19         10,000        10,000,000
 Utah, Refg 1996 Ser D
  (Secondary FSA) ................... 5.00     07/01/21             --                --
Washington Public Supply Power
 System,
 Proj #2 Refg Ser 1994 A
  (Secondary MBIA) .................. 6.00     07/01/07         13,500        14,256,810
 Project #1 Refg Ser 1998 A ......... 5.125    07/01/17             --                --
                                                              --------      ------------
                                                               143,710       126,609,938
                                                              --------      ------------
HOSPITAL REVENUE (5.0%)
Birmingham-Carraway Special
 Care Facilities Financing
 Authority, Alabama, Carraway
 Methodist Health Ser 1995 A
 (Connie Lee) ....................... 5.875    08/15/15             --                --
Tampa, Florida, Catholic Health
 Ser 1998 A-2 (AMBAC) ............... 4.875    11/15/28             --                --
Chatham County Hospital
 Authority, Georgia, Memorial
 Medical Center Inc Ser 1996 A
 (AMBAC) ............................ 5.25     01/01/16             --                --
Rochester, Minnesota,
 Mayo Foundation/Medical
  Center Ser 1992 I ................. 5.75     11/15/21          5,000         4,963,150
 Mayo Foundation/Medical
  Center Ser 1992 F ................. 6.25     11/15/21          6,200         6,298,766
Missouri Health & Educational
 Facilities Authority,
 Barnes-Jewish Inc/Christian
 Health Services Ser 1993 A ......... 5.25     05/15/14         10,000         9,774,100
Henderson, Nevada, Catholic
 Health West 1998 Ser A ............. 5.375    07/01/26             --                --
New Hampshire Higher
 Educational & Health Facilities
 Authority, St Joseph Hospital
 Ser 1994 (Connie Lee) .............. 6.35     01/01/07          1,300         1,375,543
New York State Medical Care
 Facilities Finance Agency,
 Presbyterian Hospital -- FHA
 Insured Mtge Ser 1994 A ............ 5.25     08/15/14          6,000         5,795,580
North Carolina Medical Care
 Commission, Presbyterian
 Health Services Corp Refg
 Ser 1993 ........................... 5.50     10/01/20             --                --
Pennsylvania Higher Educational
 Facilities Authority, University
 of Pennsylvania Ser A 1996 ......... 5.75     01/01/22             --                --


                                        MORGAN STANLEY DEAN WITTER
                                          MUNICIPAL INCOME TRUST                COMBINED
                                      ------------------------------ -------------------------------
                                          PRINCIPAL                      PRINCIPAL
                                           AMOUNT                         AMOUNT
                                       (IN THOUSANDS)      VALUE      (IN THOUSANDS)       VALUE
                                      ---------------- ------------- ---------------- --------------
South Carolina Public Service
 Authority, 1995 Refg
 Ser A (AMBAC) ......................           --               --      $ 15,000      $ 15,516,450
Austin, Texas, Combined Utilities
 Refg Ser 1994 (FGIC) ...............           --               --           710           748,113
San Antonio, Texas, Electric &
 Gas
 Refg Ser 1994 C ....................           --               --        13,000        12,873,770
 Refg Ser 1998 A ....................           --               --         5,000         4,156,100
Intermountain Power Agency,
 Utah, Refg 1997 Ser B
  (MBIA) ............................           --               --        10,000        10,000,000
 Utah, Refg 1996 Ser D
  (Secondary FSA) ...................      $ 2,000      $ 1,784,880         2,000         1,784,880
Washington Public Supply Power
 System,
 Proj #2 Refg Ser 1994 A
  (Secondary MBIA) ..................           --               --        13,500        14,256,810
 Project #1 Refg Ser 1998 A .........        2,500        2,303,875         2,500         2,303,875
                                           -------      -----------      --------      ------------
                                            19,500       18,468,505       163,210       145,078,443
                                           -------      -----------      --------      ------------
HOSPITAL REVENUE (5.0%)
Birmingham-Carraway Special
 Care Facilities Financing
 Authority, Alabama, Carraway
 Methodist Health Ser 1995 A
 (Connie Lee) .......................        3,000        3,038,910         3,000         3,038,910
Tampa, Florida, Catholic Health
 Ser 1998 A-2 (AMBAC) ...............        2,500        2,121,975         2,500         2,121,975
Chatham County Hospital
 Authority, Georgia, Memorial
 Medical Center Inc Ser 1996 A
 (AMBAC) ............................        3,000        2,865,210         3,000         2,865,210
Rochester, Minnesota,
 Mayo Foundation/Medical
  Center Ser 1992 I .................           --               --         5,000         4,963,150
 Mayo Foundation/Medical
  Center Ser 1992 F .................           --               --         6,200         6,298,766
Missouri Health & Educational
 Facilities Authority,
 Barnes-Jewish Inc/Christian
 Health Services Ser 1993 A .........           --               --        10,000         9,774,100
Henderson, Nevada, Catholic
 Health West 1998 Ser A .............        3,815        2,977,684         3,815         2,977,684
New Hampshire Higher
 Educational & Health Facilities
 Authority, St Joseph Hospital
 Ser 1994 (Connie Lee) ..............           --               --         1,300         1,375,543
New York State Medical Care
 Facilities Finance Agency,
 Presbyterian Hospital -- FHA
 Insured Mtge Ser 1994 A ............           --               --         6,000         5,795,580
North Carolina Medical Care
 Commission, Presbyterian
 Health Services Corp Refg
 Ser 1993 ...........................        5,000        4,764,950         5,000         4,764,950
Pennsylvania Higher Educational
 Facilities Authority, University
 of Pennsylvania Ser A 1996 .........        5,000        4,232,300         5,000         4,232,300

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                            MORGAN STANLEY DEAN WITTER
                                                           TAX-EXEMPT SECURITIES TRUST
                                                          ------------------------------
                                                              PRINCIPAL
                                      COUPON    MATURITY       AMOUNT
                                       RATE       DATE     (IN THOUSANDS)      VALUE
                                    ---------- ---------- ---------------- -------------
North Central Texas Health
 Facilities Development
 Corporation, University
 Medical Center Inc Ser 1997
 (FSA) ............................  5.45 %    04/01/15        $ 5,000      $ 4,905,250
Fredericksburg Industrial
 Development Authority,
 Virginia, Health Refg Ser 1996
 (AMBAC) ..........................  5.25      06/15/16         10,000        9,492,100
                                                               -------      -----------
                                                                43,500       42,604,489
                                                               -------      -----------
INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL
 REVENUE (4.4%)
Hawaii Department of Budget &
 Finance, Hawaiian Electric Co
 Ser 1995 A (AMT) (MBIA) ..........  6.60      01/01/25          1,500        1,582,905
Lapeer Economic Development
 Corporation, Michigan, Dott
 Manufacturing Co Ser 1989 A
 (AMT) ............................ 10.65      11/15/17             --               --
Clark County, Nevada, Nevada
 Power Co Ser 1992 A
 (AMT) (FGIC) .....................  6.70      06/01/22         10,000       10,466,300
Washoe County, Nevada, Sierra
 Pacific Power Co Ser 1987
 (AMBAC) ..........................  6.30      12/01/14          5,000        5,184,900
Tulsa Municipal Airport Trust,
 Oklahoma, American Airlines
 Inc Ser 1988 (AMT) ...............  7.375     12/01/20             --               --
Alliance Airport Authority,
 Texas, AMR Corp
 Ser 1990 (AMT) ...................  7.50      12/01/29          5,000        5,056,550
Dallas-Fort Worth International
 Airport Facility Improvement
 Corporation, Texas, American
 Airlines Inc Ser 1995 ............  6.00      11/01/14         10,000        9,546,100
Weston, Wisconsin, Wisconsin
 Public Service Co Refg
 Ser 1993 A .......................  6.90      02/01/13         10,000       10,725,500
                                                               -------      -----------
                                                                41,500       42,562,255
                                                               -------      -----------
MORTGAGE REVENUE -- MULTI-FAMILY (2.4%)
Massachusetts Housing Finance
 Agency, Rental 1994 Ser A
 (AMT) (AMBAC) ....................  6.65      07/01/19            880          903,584
Michigan Housing Development
 Authority, Rental 1992 Ser A
 (Bifurcated FSA) .................  6.50      04/01/23          5,560        5,733,750
New Jersey Housing & Mortgage
 Finance Agency,
 1995 Ser A (AMBAC) ...............  6.00      11/01/14             --               --
 1995 Ser A (AMBAC) ...............  6.05      11/01/20          9,000        9,069,120
New York City Housing
 Development Corporation,
 New York,
 Ruppert Proj -- FHA Ins
  Sec 223F ........................  6.50      11/15/18          4,212        4,252,818
 Stevenson Commons Proj --
  FHA Ins Sec 223F ................  6.50      05/15/18          4,065        4,103,625



                                      MORGAN STANLEY DEAN WITTER
                                        MUNICIPAL INCOME TRUST                 COMBINED
                                    ------------------------------- ------------------------------
                                        PRINCIPAL                       PRINCIPAL
                                         AMOUNT                          AMOUNT
                                     (IN THOUSANDS)       VALUE      (IN THOUSANDS)      VALUE
                                    ---------------- -------------- ---------------- -------------
North Central Texas Health
 Facilities Development
 Corporation, University
 Medical Center Inc Ser 1997
 (FSA) ............................           --               --        $ 5,000      $ 4,905,250
Fredericksburg Industrial
 Development Authority,
 Virginia, Health Refg Ser 1996
 (AMBAC) ..........................           --               --         10,000        9,492,100
                                         -------      -----------        -------      -----------
                                         $22,315      $20,001,029         65,815       62,605,518
                                         -------      -----------        -------      -----------
INDUSTRIAL DEVELOPMENT/POLLUTION
CONTROL
 REVENUE (4.4%)
Hawaii Department of Budget &
 Finance, Hawaiian Electric Co
 Ser 1995 A (AMT) (MBIA) ..........           --               --          1,500        1,582,905
Lapeer Economic Development
 Corporation, Michigan, Dott
 Manufacturing Co Ser 1989 A
 (AMT) ............................        2,655        1,895,006          2,655        1,895,006
Clark County, Nevada, Nevada
 Power Co Ser 1992 A
 (AMT) (FGIC) .....................           --               --         10,000       10,466,300
Washoe County, Nevada, Sierra
 Pacific Power Co Ser 1987
 (AMBAC) ..........................           --               --          5,000        5,184,900
Tulsa Municipal Airport Trust,
 Oklahoma, American Airlines
 Inc Ser 1988 (AMT) ...............        5,000        5,082,500          5,000        5,082,500
Alliance Airport Authority,
 Texas, AMR Corp
 Ser 1990 (AMT) ...................           --               --          5,000        5,056,550
Dallas-Fort Worth International
 Airport Facility Improvement
 Corporation, Texas, American
 Airlines Inc Ser 1995 ............        5,000        4,773,050         15,000       14,319,150
Weston, Wisconsin, Wisconsin
 Public Service Co Refg
 Ser 1993 A .......................           --               --         10,000       10,725,500
                                         -------      -----------        -------      -----------
                                          12,655       11,750,556         54,155       54,312,811
                                         -------      -----------        -------      -----------
MORTGAGE REVENUE -- MULTI-FAMILY
(2.4%)
Massachusetts Housing Finance
 Agency, Rental 1994 Ser A
 (AMT) (AMBAC) ....................           --               --            880          903,584
Michigan Housing Development
 Authority, Rental 1992 Ser A
 (Bifurcated FSA) .................           --               --          5,560        5,733,750
New Jersey Housing & Mortgage
 Finance Agency,
 1995 Ser A (AMBAC) ...............        5,000        5,041,300          5,000        5,041,300
 1995 Ser A (AMBAC) ...............           --               --          9,000        9,069,120
New York City Housing
 Development Corporation,
 New York,
 Ruppert Proj -- FHA Ins
  Sec 223F ........................           --               --          4,212        4,252,818
 Stevenson Commons Proj --
  FHA Ins Sec 223F ................           --               --          4,065        4,103,625

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                         MORGAN STANLEY DEAN WITTER
                                                         TAX-EXEMPT SECURITIES TRUST
                                                       -------------------------------
                                                           PRINCIPAL
                                    COUPON   MATURITY       AMOUNT
                                     RATE      DATE     (IN THOUSANDS)       VALUE
                                   -------- ---------- ---------------- --------------
Rhode Island Housing &
 Mortgage Finance Corporation,
 Rental 1989 Ser B (AMT) ......... 7.95 %   10/01/20             --               --
                                                            -------      -----------
                                                            $23,717      $24,062,897
                                                            -------      -----------
MORTGAGE REVENUE -- SINGLE
 FAMILY (8.6%)
Alaska Housing Finance
 Corporation,
 Governmental 1995 Ser A
  (MBIA) ......................... 5.875    12/01/24          7,000        6,905,850
 1997 D Ser A (MBIA) ............. 6.00     06/01/27             --               --
California Housing Finance
 Agency, Home 1983 Ser B ......... 0.00     08/01/15          2,440          522,575
Colorado Housing & Finance
 Authority,
 1997 Ser B-2 (AMT) .............. 7.00     05/01/26             --               --
 1998 Ser A-2 (AMT) .............. 6.60     05/01/28          2,000        2,075,040
 1997 Ser C-2 (AMT) .............. 6.875    11/01/28          2,500        2,614,675
Hawaii Housing Finance &
 Development Corporation,
 FNMA-Collateralized 1997
 Ser A (AMT) ..................... 5.75     07/01/30             --               --
Chicago, Illinois, GNMA-Backed
 Ser 1997-A (AMT) ................ 7.25     09/01/28             --               --
Illinois Housing Development
 Authority, Residential 1991
 Ser C (AMT) ..................... 6.875    02/01/18         11,700       11,998,584
Missouri Housing Development
 Commission, GNMA-Backed
 1997 Ser A-2 (AMT) .............. 7.30     03/01/28             --               --
Missouri Housing Development
 Commission, Homeownership
 GNMA/FNMA Collateralized
  1996 Ser C (AMT) ............... 7.45     09/01/27          2,820        2,995,799
 GNMA/FNMA Collateralized
  1997 Ser C-1 ................... 6.55     09/01/28          3,910        4,097,563
 Loan Program, Ser 2000 B-1
  (AMT) .......................... 7.45     09/01/31          2,000        2,203,680
Nebraska Investment Finance
 Authority, GNMA-Backed
 1990 (AMT) ...................... 7.631    09/10/30          2,500        2,557,000
New Hampshire Housing Finance
 Authority, Mortgage
 Acquisition 2000 Ser B (AMT)      6.70     07/01/29          5,000        5,233,700
North Dakota Housing Finance
 Agency, 1990 Ser B (AMT) ........ 7.75     07/01/24             --               --
Ohio Housing Finance Agency,
 GNMA-Backed 1990 Ser C
  (AMT) .......................... 7.85     09/01/21             --               --
 GNMA-Backed 1991
  Ser A 1 & 2 (AMT) .............. 6.903    03/01/31          3,350        3,430,903
Oregon Housing & Community
 Service Department,
 Ser 2000 F (AMT) ................ 6.25     07/01/28          4,000        4,034,160
Pennsylvania Housing Finance
 Agency, Ser 1991-31 C (AMT)       7.00     10/01/23         10,000       10,320,600
Tennessee Housing Development
 Agency,
 Mortgage Finance 1993 Ser A ..... 5.90     07/01/18          3,955        3,956,345
 Mortgage Finance 1994 Ser B
  (AMT) .......................... 6.55     07/01/19          1,000        1,009,360
 Mortgage Finance 1993 Ser A ..... 5.95     07/01/28          9,785        9,674,527



                                     MORGAN STANLEY DEAN WITTER
                                       MUNICIPAL INCOME TRUST                COMBINED
                                   ------------------------------ -------------------------------
                                       PRINCIPAL                      PRINCIPAL
                                        AMOUNT                         AMOUNT
                                    (IN THOUSANDS)      VALUE      (IN THOUSANDS)       VALUE
                                   ---------------- ------------- ---------------- --------------
Rhode Island Housing &
 Mortgage Finance Corporation,
 Rental 1989 Ser B (AMT) .........     $    940      $   960,793      $    940      $    960,793
                                       --------      -----------      --------      ------------
                                          5,940        6,002,093        29,657        30,064,990
                                       --------      -----------      --------      ------------
MORTGAGE REVENUE -- SINGLE
 FAMILY (8.6%)
Alaska Housing Finance
 Corporation,
 Governmental 1995 Ser A
  (MBIA) .........................           --               --         7,000         6,905,850
 1997 D Ser A (MBIA) .............       10,000        9,803,200        10,000         9,803,200
California Housing Finance
 Agency, Home 1983 Ser B .........           --               --         2,440           522,575
Colorado Housing & Finance
 Authority,
 1997 Ser B-2 (AMT) ..............        1,950        2,057,972         1,950         2,057,972
 1998 Ser A-2 (AMT) ..............           --               --         2,000         2,075,040
 1997 Ser C-2 (AMT) ..............           --               --         2,500         2,614,675
Hawaii Housing Finance &
 Development Corporation,
 FNMA-Collateralized 1997
 Ser A (AMT) .....................        9,990        9,314,376         9,990         9,314,376
Chicago, Illinois, GNMA-Backed
 Ser 1997-A (AMT) ................        1,905        2,034,902         1,905         2,034,902
Illinois Housing Development
 Authority, Residential 1991
 Ser C (AMT) .....................           --               --        11,700        11,998,584
Missouri Housing Development
 Commission, GNMA-Backed
 1997 Ser A-2 (AMT) ..............        1,685        1,826,624         1,685         1,826,624
Missouri Housing Development
 Commission, Homeownership
 GNMA/FNMA Collateralized
  1996 Ser C (AMT) ...............           --               --         2,820         2,995,799
 GNMA/FNMA Collateralized
  1997 Ser C-1 ...................           --               --         3,910         4,097,563
 Loan Program, Ser 2000 B-1
  (AMT) ..........................           --               --         2,000         2,203,680
Nebraska Investment Finance
 Authority, GNMA-Backed
 1990 (AMT) ......................           --               --         2,500         2,557,000
New Hampshire Housing Finance
 Authority, Mortgage
 Acquisition 2000 Ser B (AMT)                --               --         5,000         5,233,700
North Dakota Housing Finance
 Agency, 1990 Ser B (AMT) ........        1,680        1,723,344         1,680         1,723,344
Ohio Housing Finance Agency,
 GNMA-Backed 1990 Ser C
  (AMT) ..........................          695          710,498           695           710,498
 GNMA-Backed 1991
  Ser A 1 & 2 (AMT) ..............           --               --         3,350         3,430,903
Oregon Housing & Community
 Service Department,
 Ser 2000 F (AMT) ................           --               --         4,000         4,034,160
Pennsylvania Housing Finance
 Agency, Ser 1991-31 C (AMT)                 --               --        10,000        10,320,600
Tennessee Housing Development
 Agency,
 Mortgage Finance 1993 Ser A .....           --               --         3,955         3,956,345
 Mortgage Finance 1994 Ser B
  (AMT) ..........................           --               --         1,000         1,009,360
 Mortgage Finance 1993 Ser A .....           --               --         9,785         9,674,527

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                            MORGAN STANLEY DEAN WITTER
                                                            TAX-EXEMPT SECURITIES TRUST
                                                          -------------------------------
                                                              PRINCIPAL
                                       COUPON   MATURITY       AMOUNT
                                        RATE      DATE     (IN THOUSANDS)       VALUE
                                      -------- ---------- ---------------- --------------
Utah Housing Finance Agency,
 Fed Ins/Gtd Loans 1994
 Issue E (AMT) ...................... 6.50%    07/01/26       $    240      $    241,049
Virginia Housing Development
 Authority, 1992 Ser A .............. 7.10     01/01/17             --                --
Wisconsin Housing & Economic
 Development Authority, Home
 Ownership 1991 Ser (AMT) ........... 7.097    10/25/22          2,800         2,883,356
                                                              --------      ------------
                                                                77,000        76,754,766
                                                              --------      ------------
NURSING & HEALTH RELATED FACILITIES
 REVENUE (0.1%)
New York State Dormitory
 Authority, Mental Health Ser
 1999 C (MBIA) ...................... 4.75     08/15/22             --                --
                                                              --------      ------------
PUBLIC FACILITIES REVENUE (0.9%)
North City West School Facilities
 Authority, California,
 Community Dist #1 Special
 Tax Ser 1995 B (FSA) ............... 6.00     09/01/19          2,000         2,067,580
Illinois, Civic Center Dedicated
 Tax Ser 1991 (AMBAC) ............... 6.25     12/15/20             --                --
Ohio Building Authority, 1985
 Ser C .............................. 9.75     10/01/05          5,000         6,010,800
                                                              --------      ------------
                                                                 7,000         8,078,380
                                                              --------      ------------
RECREATIONAL FACILITIES REVENUE (1.4%)
Denver, Colorado, Excise Tax
 Ser 1985 A (Secondary FSA) ......... 5.00     11/01/08          3,500         3,499,650
Mashantucket (Western) Pequot
 Tribe, Connecticut, Special
 1997 Ser B ......................... 5.75     09/01/27             --                --
Metropolitan Football Stadium
 District, Colorado,
 Sales Tax Ser 1999 A (MBIA)          0.00     01/01/10          4,000         2,397,440
 Sales Tax Ser 1999 A (MBIA)          0.00     01/01/12          2,000         1,059,560
American National Fish &
 Wildlife Museum District,
 Missouri, Ser 1999 ................. 7.00     09/01/19             --                --
Houston, Texas, Sr Lien Hotel
 Occupancy Tax Refg Ser 1995
 (FSA) .............................. 5.50     07/01/11          3,000         3,035,100
                                                              --------      ------------
                                                                12,500         9,991,750
                                                              --------      ------------
RESOURCE RECOVERY REVENUE (1.8%)
Savannah Resource Recovery
 Development Authority,
 Georgia, Savannah Energy
 Systems Co Ser 1992 ................ 6.30     12/01/06          7,000         7,189,560
Northeast Maryland Waste
 Disposal Authority,
 Montgomery County
 Ser 1993 A (AMT) ................... 6.30     07/01/16         10,000        10,175,400
Greater Detroit Resource
 Recovery Authority, Michigan,
 1996 Ser A (AMBAC) ................. 6.25     12/13/08             --                --
                                                              --------      ------------
                                                                17,000        17,364,960
                                                              --------      ------------



                                        MORGAN STANLEY DEAN WITTER
                                          MUNICIPAL INCOME TRUST                 COMBINED
                                      ------------------------------ --------------------------------
                                          PRINCIPAL                      PRINCIPAL
                                           AMOUNT                         AMOUNT
                                       (IN THOUSANDS)      VALUE      (IN THOUSANDS)       VALUE
                                      ---------------- ------------- ---------------- ---------------
Utah Housing Finance Agency,
 Fed Ins/Gtd Loans 1994
 Issue E (AMT) ......................           --               --      $     240     $     241,049
Virginia Housing Development
 Authority, 1992 Ser A ..............      $ 2,230      $ 2,304,906          2,230         2,304,906
Wisconsin Housing & Economic
 Development Authority, Home
 Ownership 1991 Ser (AMT) ...........           --               --          2,800         2,883,356
                                           -------      -----------      ---------     -------------
                                            30,135       29,775,822        107,135       106,530,588
                                           -------      -----------      ---------     -------------
NURSING & HEALTH RELATED FACILITIES
 REVENUE (0.1%)
New York State Dormitory
 Authority, Mental Health Ser
 1999 C (MBIA) ......................        2,000        1,713,320          2,000         1,713,320
                                           -------      -----------      ---------     -------------
PUBLIC FACILITIES REVENUE (0.9%)
North City West School Facilities
 Authority, California,
 Community Dist #1 Special
 Tax Ser 1995 B (FSA) ...............           --               --          2,000         2,067,580
Illinois, Civic Center Dedicated
 Tax Ser 1991 (AMBAC) ...............        3,495        3,716,967          3,495         3,716,967
Ohio Building Authority, 1985
 Ser C ..............................           --               --          5,000         6,010,800
                                           -------      -----------      ---------     -------------
                                             3,495        3,716,967         10,495        11,795,347
                                           -------      -----------      ---------     -------------
RECREATIONAL FACILITIES REVENUE
(1.4%)
Denver, Colorado, Excise Tax
 Ser 1985 A (Secondary FSA) .........           --               --          3,500         3,499,650
Mashantucket (Western) Pequot
 Tribe, Connecticut, Special
 1997 Ser B .........................        4,000        3,574,080          4,000         3,574,080
Metropolitan Football Stadium
 District, Colorado,
 Sales Tax Ser 1999 A (MBIA)                    --               --          4,000         2,397,440
 Sales Tax Ser 1999 A (MBIA)                    --               --          2,000         1,059,560
American National Fish &
 Wildlife Museum District,
 Missouri, Ser 1999 .................        4,000        3,880,640          4,000         3,880,640
Houston, Texas, Sr Lien Hotel
 Occupancy Tax Refg Ser 1995
 (FSA) ..............................           --               --          3,000         3,035,100
                                           -------      -----------      ---------     -------------
                                             8,000        7,454,720         20,500        17,446,470
                                           -------      -----------      ---------     -------------
RESOURCE RECOVERY REVENUE (1.8%)
Savannah Resource Recovery
 Development Authority,
 Georgia, Savannah Energy
 Systems Co Ser 1992 ................           --               --          7,000         7,189,560
Northeast Maryland Waste
 Disposal Authority,
 Montgomery County
 Ser 1993 A (AMT) ...................           --               --         10,000        10,175,400
Greater Detroit Resource
 Recovery Authority, Michigan,
 1996 Ser A (AMBAC) .................        5,000        5,415,700          5,000         5,415,700
                                           -------      -----------      ---------     -------------
                                             5,000        5,415,700         22,000        22,780,660
                                           -------      -----------      ---------     -------------

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                            MORGAN STANLEY DEAN WITTER
                                                           TAX-EXEMPT SECURITIES TRUST
                                                          ------------------------------
                                                              PRINCIPAL
                                       COUPON   MATURITY       AMOUNT
                                        RATE      DATE     (IN THOUSANDS)      VALUE
                                      -------- ---------- ---------------- -------------
RETIREMENT & LIFE CARE FACILITIES
 REVENUE (0.5%)
Riverside County Public
 Financing Authority,
 California, Air Force Village
 West Inc COPs ...................... 5.80%    05/15/29             --               --
Charleston County, South
 Carolina, Sandpiper Village Inc
 Refg 1988 .......................... 8.00     11/01/13             --               --
                                                               --------       ---------
                                                                    --               --
                                                               --------       ---------
TRANSPORTATION FACILITIES
 REVENUE (15.7%)
San Francisco Bay Area Rapid
 Transit District, California,
 Sales Tax Ser 1998 (AMBAC)           4.75     07/01/23        $ 5,000      $ 4,354,950
San Joaquin Hills Transportation
 Corridor Agency, California,
 Toll Road Refg Ser 1997 A
 (MBIA) ............................. 0.00     01/15/26         13,000        2,886,260
Colorado Department of
 Transportation, Ser 2000
 (AMBAC) ............................ 6.00     06/15/15          3,000        3,155,430
E-470 Public Highway Authority,
 Colorado, Ser 1997 B (MBIA)          0.00     09/01/14             --               --
 Colorado, Ser 1997 B (MBIA)          0.00     09/01/16          5,000        1,958,900
Mid-Bay Bridge Authority,
 Florida,
 Ser 1993 A (AMBAC) ................. 5.85     10/01/13          8,965        9,250,087
 Ser 1997 A (AMBAC) ................. 0.00     10/01/21          3,000          826,290
Atlanta, Georgia,
 Airport Ser 2000 (FGIC) ............ 5.875    01/01/17          5,000        5,136,800
 Airport Ser 1990 (AMT) ............. 6.25     01/01/21         10,000       10,289,700
Hawaii,
 Airports Ser 2000 B (AMT) .......... 6.625    07/01/17             --               --
 Airports Second Ser 1991
  (AMT) ............................. 7.00     07/01/18          5,000        5,174,850
Regional Transportation
 Authority, Illinois, Refg
 Ser 1999 (FSA) ..................... 5.75     06/01/21             --               --
Southwestern Development
 Authority, Illinois, Tri-City
 Regional Port District
 Ser 1989 A (AMT) (a) ............... 7.90     07/01/14             --               --
Kentucky Turnpike Authority,
 Economic Development Road
  Refg Ser 1995 (AMBAC) ............. 6.50     07/01/08          9,000        9,887,670
 Resource Recovery Road 1987
  Ser A ............................. 5.00     07/01/08         30,000       29,688,600
Massachusetts Turnpike
 Authority, Western 1997 Ser A
 (MBIA) ............................. 5.55     01/01/17          8,700        8,700,000
Wayne County, Michigan,
 Charter Airport Ser 1998 B
 (MBIA) ............................. 4.875    12/01/23             --               --
Minneapolis -- St Paul
 Metropolitan Airports
 Commission, Minnesota, Ser
 1998 A (AMBAC) ..................... 5.00     01/01/30          7,700        6,785,317
New Jersey Highway Authority,
 Sr Parkway 1999 Ser ................ 5.625    01/01/30          7,000        6,895,910
 Sr Parkway Refg 1992 Ser ........... 6.25     01/01/14          9,560        9,928,251



                                        MORGAN STANLEY DEAN WITTER
                                          MUNICIPAL INCOME TRUST                COMBINED
                                      ------------------------------ ------------------------------
                                          PRINCIPAL                      PRINCIPAL
                                           AMOUNT                         AMOUNT
                                       (IN THOUSANDS)      VALUE      (IN THOUSANDS)      VALUE
                                      ---------------- ------------- ---------------- -------------
RETIREMENT & LIFE CARE FACILITIES
 REVENUE (0.5%)
Riverside County Public
 Financing Authority,
 California, Air Force Village
 West Inc COPs ......................      $ 4,250      $3,715,265        $ 4,250      $ 3,715,265
Charleston County, South
 Carolina, Sandpiper Village Inc
 Refg 1988 ..........................        1,850       1,867,816          1,850        1,867,816
                                           -------      ----------        -------      -----------
                                             6,100       5,583,081          6,100        5,583,081
                                           -------      ----------        -------      -----------
TRANSPORTATION FACILITIES
 REVENUE (15.7%)
San Francisco Bay Area Rapid
 Transit District, California,
 Sales Tax Ser 1998 (AMBAC)                     --              --          5,000        4,354,950
San Joaquin Hills Transportation
 Corridor Agency, California,
 Toll Road Refg Ser 1997 A
 (MBIA) .............................           --              --         13,000        2,886,260
Colorado Department of
 Transportation, Ser 2000
 (AMBAC) ............................           --              --          3,000        3,155,430
E-470 Public Highway Authority,
 Colorado, Ser 1997 B (MBIA)                15,000       6,699,600         15,000        6,699,600
 Colorado, Ser 1997 B (MBIA)                    --              --          5,000        1,958,900
Mid-Bay Bridge Authority,
 Florida,
 Ser 1993 A (AMBAC) .................           --              --          8,965        9,250,087
 Ser 1997 A (AMBAC) .................           --              --          3,000          826,290
Atlanta, Georgia,
 Airport Ser 2000 (FGIC) ............           --              --          5,000        5,136,800
 Airport Ser 1990 (AMT) .............           --              --         10,000       10,289,700
Hawaii,
 Airports Ser 2000 B (AMT) ..........        3,460       3,735,105          3,460        3,735,105
 Airports Second Ser 1991
  (AMT) .............................           --              --          5,000        5,174,850
Regional Transportation
 Authority, Illinois, Refg
 Ser 1999 (FSA) .....................        3,000       3,021,690          3,000        3,021,690
Southwestern Development
 Authority, Illinois, Tri-City
 Regional Port District
 Ser 1989 A (AMT) (a) ...............          750         768,900            750          768,900
Kentucky Turnpike Authority,
 Economic Development Road
  Refg Ser 1995 (AMBAC) .............           --              --          9,000        9,887,670
 Resource Recovery Road 1987
  Ser A .............................           --              --         30,000       29,688,600
Massachusetts Turnpike
 Authority, Western 1997 Ser A
 (MBIA) .............................           --              --          8,700        8,700,000
Wayne County, Michigan,
 Charter Airport Ser 1998 B
 (MBIA) .............................        2,150       1,854,998          2,150        1,854,998
Minneapolis -- St Paul
 Metropolitan Airports
 Commission, Minnesota, Ser
 1998 A (AMBAC) .....................           --              --          7,700        6,785,317
New Jersey Highway Authority,
 Sr Parkway 1999 Ser ................           --              --          7,000        6,895,910
 Sr Parkway Refg 1992 Ser ...........           --              --          9,560        9,928,251

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                                MORGAN STANLEY DEAN WITTER
                                                               TAX-EXEMPT SECURITIES TRUST
                                                             --------------------------------
                                                                 PRINCIPAL
                                         COUPON    MATURITY       AMOUNT
                                          RATE       DATE     (IN THOUSANDS)       VALUE
                                      ----------- ---------- ---------------- ---------------
Albuquerque, New Mexico,
 Airport Refg Ser 1997 (AMT)
 (AMBAC) ............................ 6.375%      07/01/15       $   6,595     $   6,962,078
Ohio Turnpike Commission, Ser
 1998 B (FGIC) ...................... 4.50        02/15/24           5,000         4,097,100
Delaware River Port Authority,
 New Jersey & Pennsylvania,
 Ser 1995 (FGIC)++ .................. 5.50        01/01/26              --                --
Pennsylvania Turnpike
 Commission,
 Ser L of 1991 (MBIA) ............... 6.00        06/01/15           5,000         5,079,750
 Ser A 1998 (AMBAC) ................. 4.75        12/01/27           5,000         4,214,750
Puerto Rico Highway &
 Transportation Authority, Refg
 Ser X .............................. 5.50        07/01/15           8,000         8,122,720
South Carolina Transportation
 Infrastructure Bank,
 Ser 1999 A (AMBAC) ................. 5.50        10/01/16          10,000         9,988,400
Austin, Texas, Airport Prior Lien
 Ser 1995 A (AMT) (MBIA) ............ 6.125       11/15/25              --                --
Dallas-Fort Worth International
 Airport, Texas, Refg Ser 1995
 (FGIC) ............................. 5.625       11/01/15              --                --
Pocahontas Parkway Association,
 Virginia, Route 895 Connector
 1998 Ser A ......................... 5.50        08/15/28              --                --
Virginia Transportation Board,
 US Route 28 Ser 1992 ............... 6.50        04/01/18              --                --
 US Route 58 Corridor
  Ser 1993 B ........................ 5.625       05/15/13           3,000         3,037,350
                                                                 ---------     -------------
                                                                   172,520       156,421,163
                                                                 ---------     -------------
WATER & SEWER REVENUE (9.6%)
Jefferson County, Alabama,
 Sewer Ser 1997 (FGIC) .............. 5.75        02/01/22              --                --
Phoenix Civic Improvement
 Corporation, Arizona, Jr Lien
 Water Ser 1994 ..................... 5.45        07/01/19          10,000         9,768,800
California Department of Water
 Resources, Central Valley
 Ser L .............................. 5.50        12/01/23          10,000         9,767,900
Los Angeles, California,
 Wastewater Ser 1994-A
 (MBIA) ............................. 5.875       06/01/24          10,000        10,091,300
Lee County, Florida, Water &
 Sewer 1999 Ser A (AMBAC) ........... 4.75        10/01/23              --                --
Northern Palm Beach County
 Improvement District, Florida,
 Water Control & Impr #9A Ser
 1996 A ............................. 6.80        08/01/06              --                --
Fulton County, Georgia, Water &
 Sewerage Ser 1998 (FGIC) ........... 4.75        01/01/28           5,000         4,234,300
Kansas Development Finance
 Authority, Public Water Supply
 Ser 2000-2 (AMBAC) ................. 5.75        04/01/17           2,700         2,741,526
Louisville & Jefferson County
 Metropolitan Sewer District,
 Kentucky, Ser 1998 A (FGIC) ........ 4.75        05/15/28          10,000         8,434,400



                                        MORGAN STANLEY DEAN WITTER
                                          MUNICIPAL INCOME TRUST                 COMBINED
                                      ------------------------------ --------------------------------
                                          PRINCIPAL                      PRINCIPAL
                                           AMOUNT                         AMOUNT
                                       (IN THOUSANDS)      VALUE      (IN THOUSANDS)       VALUE
                                      ---------------- ------------- ---------------- ---------------
Albuquerque, New Mexico,
 Airport Refg Ser 1997 (AMT)
 (AMBAC) ............................           --               --      $   6,595     $   6,962,078
Ohio Turnpike Commission, Ser
 1998 B (FGIC) ......................      $ 2,000      $ 1,638,840          7,000         5,735,940
Delaware River Port Authority,
 New Jersey & Pennsylvania,
 Ser 1995 (FGIC)++ ..................        3,000        2,908,080          3,000         2,908,080
Pennsylvania Turnpike
 Commission,
 Ser L of 1991 (MBIA) ...............           --               --          5,000         5,079,750
 Ser A 1998 (AMBAC) .................           --               --          5,000         4,214,750
Puerto Rico Highway &
 Transportation Authority, Refg
 Ser X ..............................           --               --          8,000         8,122,720
South Carolina Transportation
 Infrastructure Bank,
 Ser 1999 A (AMBAC) .................           --               --         10,000         9,988,400
Austin, Texas, Airport Prior Lien
 Ser 1995 A (AMT) (MBIA) ............        5,000        5,045,250          5,000         5,045,250
Dallas-Fort Worth International
 Airport, Texas, Refg Ser 1995
 (FGIC) .............................        5,000        5,019,000          5,000         5,019,000
Pocahontas Parkway Association,
 Virginia, Route 895 Connector
 1998 Ser A .........................        2,000        1,614,500          2,000         1,614,500
Virginia Transportation Board,
 US Route 28 Ser 1992 ...............        6,000        6,202,380          6,000         6,202,380
 US Route 58 Corridor
  Ser 1993 B ........................           --               --          3,000         3,037,350
                                           -------      -----------      ---------     -------------
                                            47,360       38,508,343        219,880       194,929,506
                                           -------      -----------      ---------     -------------
WATER & SEWER REVENUE (9.6%)
Jefferson County, Alabama,
 Sewer Ser 1997 (FGIC) ..............       10,000        9,962,700         10,000         9,962,700
Phoenix Civic Improvement
 Corporation, Arizona, Jr Lien
 Water Ser 1994 .....................        5,000        4,884,400         15,000        14,653,200
California Department of Water
 Resources, Central Valley
 Ser L ..............................           --               --         10,000         9,767,900
Los Angeles, California,
 Wastewater Ser 1994-A
 (MBIA) .............................           --               --         10,000        10,091,300
Lee County, Florida, Water &
 Sewer 1999 Ser A (AMBAC) ...........        2,000        1,733,580          2,000         1,733,580
Northern Palm Beach County
 Improvement District, Florida,
 Water Control & Impr #9A Ser
 1996 A .............................        2,000        2,086,980          2,000         2,086,980
Fulton County, Georgia, Water &
 Sewerage Ser 1998 (FGIC) ...........        4,000        3,387,440          9,000         7,621,740
Kansas Development Finance
 Authority, Public Water Supply
 Ser 2000-2 (AMBAC) .................           --               --          2,700         2,741,526
Louisville & Jefferson County
 Metropolitan Sewer District,
 Kentucky, Ser 1998 A (FGIC) ........           --               --         10,000         8,434,400

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                                MORGAN STANLEY DEAN WITTER
                                                               TAX-EXEMPT SECURITIES TRUST
                                                              ------------------------------
                                                                  PRINCIPAL
                                        COUPON     MATURITY        AMOUNT
                                         RATE        DATE      (IN THOUSANDS)      VALUE
                                     ----------- ------------ ---------------- -------------
Massachusetts Water Resources
 Authority,
 2000 Ser A (FGIC) ................. 6.125 %     08/01/11                --              --
 Refg 1992 Ser B ................... 5.50        11/01/15         $   5,000     $ 4,984,200
 1993 Ser C ........................ 5.25        12/01/20                --              --
Detroit, Michigan,
 Sewage Refg Ser 1993 A
  (FGIC) ........................... 5.70        07/01/13             3,320       3,372,157
 Water Supply 1997 Ser A
  (MBIA) ........................... 5.00        07/01/21            10,000       9,013,300
Cleveland, Ohio, Waterworks
 Impr & Refg 1998 Ser I (FSA)        5.00        01/01/23            10,000       8,955,500
Spartanburg, South Carolina, Jr
 Lien Water Ser 1998 (FGIC) ........ 5.25        06/01/28             5,000       4,601,650
Metropolitan Government of
 Nashville & Davidson County,
 Tennessee, Refg Ser 1998 A
 (FGIC) ............................ 4.75        01/01/22            11,000       9,470,010
Dallas, Texas, Waterworks &
 Sewer Refg Ser 1998 (FSA) ......... 5.00        10/01/29            10,000       8,764,600
                                                                  ---------     -----------
                                                                    102,020      94,199,643
                                                                  ---------     -----------
OTHER REVENUE (1.1%)
New York City Transitional
 Finance Authority, 2000 Ser A       5.75        08/15/24                --              --
New York Local Government
 Assistance Corporation,
 Ser 1993 C ........................ 5.50        04/01/17             5,000       5,015,850
 Ser 1995 A ........................ 6.00        04/01/24                --              --
Philadelphia, Pennsylvania, Gas
 Works Second Ser 1998 (FSA)         5.00        07/01/23                --              --
                                                                  ---------     -----------
                                                                      5,000       5,015,850
                                                                  ---------     -----------
REFUNDED (8.6%)
Los Angeles Convention &
 Exhibition Center Authority,
 California, Ser 1985 COPs ......... 9.00        12/01/05+            9,000      10,981,260
Southern California Public Power
 Authority, Palo Verde Ser A
 (AMBAC) (ETM) ..................... 5.00        07/01/15                --              --
Mid-Bay Bridge Authority,
 Florida, Ser 1991 A (ETM) ......... 6.875       10/01/22             2,500       2,858,225
Illinois Health Facilities
 Authority, Glen Oaks Medical
 Center Inc Refg 1990 Ser D
 (ETM) ............................. 9.50        11/15/15                --              --
Massachusetts Health &
 Educational Facilities
 Authority, Malden Hospital --
 FHA Ins Mtge Ser A (ETM) .......... 5.00        08/01/16             2,500       2,393,275
Massachusetts Water Resources
 Authority, 1996 Ser A (FGIC)....... 5.50        11/01/06 +          10,000      10,429,600
New York State Dormitory
 Authority, Suffolk County
 Judicial Ser 1986 (ETM) ........... 7.375       07/01/16            13,750      15,984,100
Cleveland, Ohio, Waterworks
 Impr & Refg Ser H 1996
 (MBIA) ............................ 5.75        01/01/06                --              --
San Antonio, Texas, Electric &
 Gas Refg Ser 1994 C (ETM) ......... 4.70        02/01/06             7,000       6,858,390



                                       MORGAN STANLEY DEAN WITTER
                                         MUNICIPAL INCOME TRUST                 COMBINED
                                     ------------------------------ --------------------------------
                                         PRINCIPAL                      PRINCIPAL
                                          AMOUNT                         AMOUNT
                                      (IN THOUSANDS)      VALUE      (IN THOUSANDS)       VALUE
                                     ---------------- ------------- ---------------- ---------------
Massachusetts Water Resources
 Authority,
 2000 Ser A (FGIC) .................      $ 2,000      $ 2,175,400      $   2,000     $   2,175,400
 Refg 1992 Ser B ...................           --               --          5,000         4,984,200
 1993 Ser C ........................        1,510        1,414,719          1,510         1,414,719
Detroit, Michigan,
 Sewage Refg Ser 1993 A
  (FGIC) ...........................           --               --          3,320         3,372,157
 Water Supply 1997 Ser A
  (MBIA) ...........................           --               --         10,000         9,013,300
Cleveland, Ohio, Waterworks
 Impr & Refg 1998 Ser I (FSA)                  --               --         10,000         8,955,500
Spartanburg, South Carolina, Jr
 Lien Water Ser 1998 (FGIC) ........           --               --          5,000         4,601,650
Metropolitan Government of
 Nashville & Davidson County,
 Tennessee, Refg Ser 1998 A
 (FGIC) ............................           --               --         11,000         9,470,010
Dallas, Texas, Waterworks &
 Sewer Refg Ser 1998 (FSA) .........           --               --         10,000         8,764,600
                                          -------      -----------      ---------     -------------
                                           26,510       25,645,219        128,530       119,844,862
                                          -------      -----------      ---------     -------------
OTHER REVENUE (1.1%)
New York City Transitional
 Finance Authority, 2000 Ser A              3,000        2,980,410          3,000         2,980,410
New York Local Government
 Assistance Corporation,
 Ser 1993 C ........................           --               --          5,000         5,015,850
 Ser 1995 A ........................        3,000        3,029,490          3,000         3,029,490
Philadelphia, Pennsylvania, Gas
 Works Second Ser 1998 (FSA)                3,000        2,669,400          3,000         2,669,400
                                          -------      -----------      ---------     -------------
                                            9,000        8,679,300         14,000        13,695,150
                                          -------      -----------      ---------     -------------
REFUNDED (8.6%)
Los Angeles Convention &
 Exhibition Center Authority,
 California, Ser 1985 COPs .........           --               --          9,000        10,981,260
Southern California Public Power
 Authority, Palo Verde Ser A
 (AMBAC) (ETM) .....................        5,000        4,821,050          5,000         4,821,050
Mid-Bay Bridge Authority,
 Florida, Ser 1991 A (ETM) .........           --               --          2,500         2,858,225
Illinois Health Facilities
 Authority, Glen Oaks Medical
 Center Inc Refg 1990 Ser D
 (ETM) .............................        1,165        1,209,666          1,165         1,209,666
Massachusetts Health &
 Educational Facilities
 Authority, Malden Hospital --
 FHA Ins Mtge Ser A (ETM) ..........           --               --          2,500         2,393,275
Massachusetts Water Resources
 Authority, 1996 Ser A (FGIC).......           --               --         10,000        10,429,600
New York State Dormitory
 Authority, Suffolk County
 Judicial Ser 1986 (ETM) ...........           --               --         13,750        15,984,100
Cleveland, Ohio, Waterworks
 Impr & Refg Ser H 1996
 (MBIA) ............................        2,920        3,083,199          2,920         3,083,199
San Antonio, Texas, Electric &
 Gas Refg Ser 1994 C (ETM) .........           --               --          7,000         6,858,390

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

                                                               MORGAN STANLEY DEAN WITTER
                                                               TAX-EXEMPT SECURITIES TRUST
                                                             -------------------------------
                                                                 PRINCIPAL
                                        COUPON     MATURITY       AMOUNT
                                         RATE        DATE     (IN THOUSANDS)       VALUE
                                     ----------- ----------- ---------------- --------------
Intermountain Power Agency,
 Utah, Refg 1985 Ser H
 (GAINS) ........................... 0.00#%      07/01/03+       $ 25,000      $ 28,767,500
Salt Lake City, Utah, IHC
 Hospital Inc Ser 1983 (ETM) ....... 5.00        06/01/15+          5,000         4,805,600
Fairfax County Industrial
 Development Authority,
 Virginia, Fairfax
 Hospital/Inova Health
 Ser 1991 .......................... 8.927       08/29/01          14,000        15,190,000
                                                                 --------      ------------
                                                                   88,750        98,267,950
                                                                 --------      ------------
TOTAL TAX-EXEMPT
 MUNICIPAL BONDS
 (Cost $869,230,645,
 $257,434,070 and
 $1,126,664,715, respectively)......                              952,687       898,226,247
                                                                 --------      ------------
SHORT-TERM TAX-EXEMPT
 MUNICIPAL OBLIGATIONS (5.9%)
Maricopa County, Arizona Public
 Service Co Ser 1994 C
 (Demand 07/03/00) .................  4.50*      05/01/29          12,500        12,500,000
Collier County Health Facilities
 Authority, Florida, Cleveland
 Clinic Health Ser 1999
 (Demand 07/03/00) .................  4.50*      01/01/33          18,500        18,500,000
Philadelphia Hospital & Higher
 Education Facilities Authority,
 Children's Hospital of
 Philadelphia Ser 1992
 (Demand 07/03/00) .................  4.50*      03/01/27          17,000        17,000,000
Harris County Health Facilities
 Development Corporation,
 Texas,
 Methodist Hospital Ser 1994
  (Demand 07/03/00) ................  4.55*      12/01/25          20,500        20,500,000
 St. Luke's Episcopal Hospital
  Ser 1997 A (Demand
  07/03/00) ........................  4.55*      02/15/27              --                --
Lincoln County, Wyoming, Exxon
 Corporation Ser 1984 C
 (Demand 07/03/00) .................  4.45*      11/01/14              --                --
                                                                 --------      ------------
TOTAL SHORT-TERM
 TAX-EXEMPT MUNICIPAL
 OBLIGATIONS
 (Cost $68,500,000, $5,100,000,
 and $73,600,000, respectively).....                               68,500        68,500,000
                                                                 --------      ------------
TOTAL INVESTMENTS
 (Cost $937,730,645, 262,534,070,
 and $1,200,264,715,
 respectively) (b) .................             98.5%         $1,021,187       966,726,247
                                                               ==========
OTHER ASSETS IN EXCESS
 OF LIABILITIES ....................              1.5                            13,795,816
                                                -----                           -----------
NET ASSETS .........................            100.0%                         $980,522,063
                                                =====                          ============

                                       MORGAN STANLEY DEAN WITTER
                                         MUNICIPAL INCOME TRUST                   COMBINED
                                     ------------------------------- ----------------------------------
                                         PRINCIPAL                       PRINCIPAL
                                          AMOUNT                          AMOUNT
                                      (IN THOUSANDS)       VALUE      (IN THOUSANDS)        VALUE
                                     ---------------- -------------- ---------------- -----------------
Intermountain Power Agency,
 Utah, Refg 1985 Ser H
 (GAINS) ...........................           --               --      $    25,000    $    28,767,500
Salt Lake City, Utah, IHC
 Hospital Inc Ser 1983 (ETM) .......           --               --            5,000          4,805,600
Fairfax County Industrial
 Development Authority,
 Virginia, Fairfax
 Hospital/Inova Health
 Ser 1991 ..........................           --               --           14,000         15,190,000
                                          -------      -----------      -----------    ---------------
                                            9,085        9,113,915           97,835        107,381,865
                                          -------      -----------      -----------    ---------------
TOTAL TAX-EXEMPT
 MUNICIPAL BONDS
 (Cost $869,230,645,
 $257,434,070 and
 $1,126,664,715, respectively)......      270,620      255,129,485        1,223,307      1,153,355,732
                                          -------      -----------      -----------    ---------------
SHORT-TERM TAX-EXEMPT
 MUNICIPAL OBLIGATIONS (5.9%)
Maricopa County, Arizona Public
 Service Co Ser 1994 C
 (Demand 07/03/00) .................           --               --           12,500         12,500,000
Collier County Health Facilities
 Authority, Florida, Cleveland
 Clinic Health Ser 1999
 (Demand 07/03/00) .................           --               --           18,500         18,500,000
Philadelphia Hospital & Higher
 Education Facilities Authority,
 Children's Hospital of
 Philadelphia Ser 1992
 (Demand 07/03/00) .................           --               --           17,000         17,000,000
Harris County Health Facilities
 Development Corporation,
 Texas,
 Methodist Hospital Ser 1994
  (Demand 07/03/00) ................           --               --           20,500         20,500,000
 St. Luke's Episcopal Hospital
  Ser 1997 A (Demand
  07/03/00) ........................        4,100        4,100,000            4,100          4,100,000
Lincoln County, Wyoming, Exxon
 Corporation Ser 1984 C
 (Demand 07/03/00) .................        1,000        1,000,000            1,000          1,000,000
                                          -------      -----------      -----------    ---------------
TOTAL SHORT-TERM
 TAX-EXEMPT MUNICIPAL
 OBLIGATIONS
 (Cost $68,500,000, $5,100,000,
 and $73,600,000, respectively).....        5,100        5,100,000           73,600         73,600,000
                                          -------      -----------      -----------    ---------------

TOTAL INVESTMENTS
 (Cost $937,730,645, 262,534,070,
 and $1,200,264,715,
 respectively) (b) ..................    $275,720      260,229,485       $1,296,907      1,226,955,732
                                         ========                        ==========
OTHER ASSETS IN EXCESS
 OF LIABILITIES .....................                    4,322,996                          18,118,812
                                                      ------------                      --------------
NET ASSETS ..........................                 $264,552,481                      $1,245,074,544
                                                      ============                      ==============

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

             PRO FORMA PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2000

                             (UNAUDITED) CONTINUED

---------
 Note: Percentages indicated parenthetically represent the percentage of net assets of the combined Fund.
 AMT   Alternative Minimum Tax.
 COPs  Certificates of Participation.
 ETM   Escrowed to maturity.
GAINS  Growth and Income Security.
  +    Prerefunded to call date shown.
  ++   Joint exemption in locations shown.
  #    Currently a zero coupon bond; will convert to 10.00% coupon on July 1,
           2000.
  *    Current coupon of variable rate demand obligation.
 (a)   Resale is restricted to qualified institutional investors.
 (b) The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

                                                                                      NET
                                                   GROSS            GROSS         UNREALIZED
                                                UNREALIZED       UNREALIZED      APPRECIATION/
                                               APPRECIATION     DEPRECIATION     DEPRECIATION
                                              --------------   --------------   --------------
Morgan Stanley Dean Witter Tax-Exempt
 Securities Trust .........................    $40,729,455      $11,733,853      $ 28,995,602
Morgan Stanley Dean Witter Municipal Income
 Trust ....................................      4,264,355        6,568,940        (2,304,585)
                                               -----------      -----------      ------------
Combined ..................................    $44,993,810      $18,302,793      $ 26,691,017
                                               ===========      ===========      ============

Bond Insurance:
---------------
 AMBAC       AMBAC Assurance Corporation.
Connie Lee   Connie Lee Insurance Company -- A wholly owned subsidiary of AMBAC
             Assurance Corporation.
  FGIC       Financial Guaranty Insurance Company.
  FSA        Financial Security Assurance Inc.
  MBIA       Municipal Bond Investors Assurance Corporation.

                  See Notes to Pro Forma Financial Statements.

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
                         PRO FORMA FINANCIAL STATEMENTS
                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2000 (UNAUDITED)




                                                                MORGAN STANLEY    MORGAN STANLEY
                                                                  DEAN WITTER      DEAN WITTER
                                                                  TAX-EXEMPT        MUNICIPAL
                                                               SECURITIES TRUST    INCOME TRUST
                                                              ------------------ ---------------
ASSETS:
Investments in securities, at value (cost $937,730,645
 $262,534,070 and $1,200,264,715 respectively)                   $966,726,247     $260,229,485
Cash                                                                  365,660          114,784
Receivable for:
 Interest                                                          14,280,414        4,398,939
 Investments sold                                                     305,497          140,483
 Shares of beneficial interest sold                                   284,992               --
Prepaid expenses and other assets                                      68,023           28,459
                                                                 ------------     ------------
 TOTAL ASSETS                                                     982,030,833      264,912,150
                                                                 ------------     ------------
LIABILITIES:
Payable for:
 Shares of beneficial interest repurchased                            682,781          107,812
 Investment management/advisory fee                                   361,902           86,931
 Dividends and distributions to shareholders                          283,336               --
 Plan of distribution fee                                              77,157               --
 Administration fee                                                        --           49,755
Accrued expenses and other payables                                   103,594          115,171
                                                                 ------------     ------------
 TOTAL LIABILITIES                                                  1,508,770          359,669
                                                                 ------------     ------------
 NET ASSETS                                                      $980,522,063     $264,552,481
                                                                 ============     ============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                  $954,985,240     $264,547,607
Net unrealized appreciation (depreciation)                         28,995,602       (2,304,585)
Accumulated undistributed net investment income                        20,278        2,883,494
Accumulated net realized loss                                      (3,479,057)        (574,035)
                                                                 ------------     ------------
 NET ASSETS                                                      $980,522,063     $264,552,481
                                                                 ============     ============
CLASS A SHARES:
Net Assets                                                       $ 18,105,378
Shares Outstanding (unlimited authorized, $.01 par value)           1,610,844
 NET ASSET VALUE PER SHARE                                             $11.24
                                                                       ======
 MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 4.44% of net asset value)                      $11.74
                                                                       ======
CLASS B SHARES:
Net Assets                                                       $138,624,776
Shares Outstanding (unlimited authorized, $.01 par value)          12,283,479
 NET ASSET VALUE PER SHARE                                             $11.29
                                                                       ======
CLASS C SHARES:
Net Assets                                                       $  9,606,889
Shares Outstanding (unlimited authorized, $.01 par value)             853,009
 NET ASSET VALUE PER SHARE                                             $11.26
                                                                       ======
CLASS D SHARES:
Net Assets                                                       $814,185,020     $264,552,481
Shares Outstanding (unlimited authorized, $.01 par value)          72,495,571       27,805,497
 NET ASSET VALUE PER SHARE                                             $11.23            $9.51
                                                                       ======            =====



                                                                     PRO FORMA
                                                                    ADJUSTMENTS            COMBINED
                                                              ----------------------- -----------------
ASSETS:
Investments in securities, at value (cost $937,730,645
 $262,534,070 and $1,200,264,715 respectively)                                         $1,226,955,732
Cash                                                                                          480,444
Receivable for:
 Interest                                                                                  18,679,353
 Investments sold                                                                             445,980
 Shares of beneficial interest sold                                                           284,992
Prepaid expenses and other assets                                                              96,482
                                                                                       --------------
 TOTAL ASSETS                                                                           1,246,942,983
                                                                                       --------------
LIABILITIES:
Payable for:
 Shares of beneficial interest repurchased                                                    790,593
 Investment management/advisory fee                                                           448,833
 Dividends and distributions to shareholders                                                  283,336
 Plan of distribution fee                                                                      77,157
 Administration fee                                                                            49,755
Accrued expenses and other payables                                                           218,765
                                                                                       --------------
 TOTAL LIABILITIES                                                                          1,868,439
                                                                                       --------------
 NET ASSETS                                                                            $1,245,074,544
                                                                                       ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital                                                                        $1,219,532,847
Net unrealized appreciation (depreciation)                                                 26,691,017
Accumulated undistributed net investment income                                             2,903,772
Accumulated net realized loss                                                              (4,053,092)
                                                                                       --------------
 NET ASSETS                                                                            $1,245,074,544
                                                                                       ==============
CLASS A SHARES:
Net Assets                                                                             $   18,105,378
Shares Outstanding (unlimited authorized, $.01 par value)                                   1,610,844
 NET ASSET VALUE PER SHARE                                                                     $11.24
                                                                                               ======
 MAXIMUM OFFERING PRICE PER SHARE,
  (net asset value plus 4.44% of net asset value)                                              $11.74
                                                                                               ======
CLASS B SHARES:
Net Assets                                                                             $  138,624,776
Shares Outstanding (unlimited authorized, $.01 par value)                                  12,283,479
 NET ASSET VALUE PER SHARE                                                                     $11.29
                                                                                               ======
CLASS C SHARES:
Net Assets                                                                             $    9,606,889
Shares Outstanding (unlimited authorized, $.01 par value)                                     853,009
 NET ASSET VALUE PER SHARE                                                                     $11.26
                                                                                               ======
CLASS D SHARES:
Net Assets                                                                             $1,078,737,501
Shares Outstanding (unlimited authorized, $.01 par value)            (4,247,841) (1)       96,053,227
 NET ASSET VALUE PER SHARE                                                                     $11.23
                                                                                               ======

----------
(1) Represents the difference between total additional shares to be issued (see Note 2) and current Municipal Income Trust shares outstanding.

                  See Notes to Pro Forma Financial Statements

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
                         PRO FORMA FINANCIAL STATEMENTS
                            STATEMENT OF OPERATIONS
             FOR THE TWELVE MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

                                                      MORGAN STANLEY    MORGAN STANLEY
                                                        DEAN WITTER      DEAN WITTER        PRO FORMA
                                                        TAX-EXEMPT        MUNICIPAL        ADJUSTMENTS
                                                     SECURITIES TRUST    INCOME TRUST        (NOTE 3)          COMBINED
                                                    ------------------ --------------- ------------------- ----------------
NET INVESTMENT INCOME:
INTEREST INCOME ...................................   $  60,042,249     $ 15,726,799               --       $  75,769,048
                                                      -------------     ------------         --------       -------------
EXPENSES
Plan of distribution fee (Class A shares) .........          26,012               --               --              26,012
Plan of distribution fee (Class B shares) .........         847,398               --               --             847,398
Plan of distribution fee (Class C shares) .........          69,733               --               --              69,733
Administration fee ................................              --          529,577         (529,577)(1)              --
Investment management fee .........................       4,616,239          927,052           20,115 (1)       5,563,406
Transfer agent fees and expenses ..................         347,121          107,224           23,000 (3)         477,345
Custodian fees ....................................          42,402           14,806               --              57,208
Registration fees .................................          86,983           21,243           48,599 (2)         156,825
Shareholder reports and notices ...................          93,952           59,803          (27,453)(2)
                                                                                               53,000 (3)         179,302
Professional fees .................................          81,798           79,626          (79,626)(2)         135,798
                                                                                               54,000 (3)
Trustees' fees and expenses .......................          18,041           15,026          (15,026)(2)          18,041
Other .............................................          31,790           14,684           (5,035)(2)          41,439
                                                      -------------     ------------         --------       -------------
   TOTAL EXPENSES .................................       6,261,469        1,769,041         (458,003)          7,572,507
Less: expense offset ..............................         (42,306)         (14,778)              --             (57,084)
                                                      -------------     ------------         --------       -------------
   NET EXPENSES ...................................       6,219,163        1,754,263         (458,003)          7,515,423
                                                      -------------     ------------         --------       -------------
   NET INVESTMENT INCOME ..........................      53,823,086       13,972,536          458,003          68,253,625
                                                      -------------     ------------         --------       -------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .................................      (1,529,274)      (1,741,900)              --          (3,271,174)
Net change in unrealized appreciation .............     (26,119,834)      (8,224,405)              --         (34,344,239)
                                                      -------------     ------------         --------       -------------
   NET LOSS .......................................     (27,649,108)      (9,966,305)              --         (37,615,413)
                                                      -------------     ------------         --------       -------------
NET INCREASE ......................................   $  26,173,978     $  4,006,231      $   458,003       $  30,638,212
                                                      =============     ============      ===========       =============

----------
(1) Reflects adjustment to investment management fees and administration fees based on the surviving Fund's fee schedule.

(2)   Reflects elimination of duplicate services or fees.

(3) Solicitation costs in connection with the reorganization, which will be borne by Municipal Income Trust, approximate $130,000.

                  See Notes to Pro Forma Financial Statements

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1. BASIS OF COMBINATION -- The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at June 30, 2000 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended June 30, 2000, reflect the accounts of Morgan Stanley Dean Witter Tax-Exempt Securities Trust ("Tax-Exempt") and Morgan Stanley Dean Witter Municipal Income Trust ("MIT").


The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of MIT in exchange for Class D shares in Tax-Exempt. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund.


2. SHARES OF BENEFICIAL INTEREST -- The pro forma net asset value per share assumes the issuance of additional Class D shares of Tax-Exempt which would have been issued on June 30, 2000 in connection with the proposed reorganization. Shareholders of MIT would become shareholders of Tax-Exempt receiving Class D shares of Tax-Exempt equal to the value of their holdings in MIT. The amount of additional shares assumed to be issued was calculated based on the June 30, 2000 net assets of MIT and the net asset value per share of Tax-Exempt as follows:

                                NET ASSETS       NET ASSET VALUE
                                 06/30/00       PER SHARE 06/30/00
 ADDITIONAL SHARES ISSUED          MIT              TAX-EXEMPT
--------------------------   ---------------   -------------------
          23,557,656         $264,552,481            $ 11.23

3. PRO FORMA OPERATIONS -- The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees, administration fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Tax-Exempt at the combined level of average net assets for the twelve months ended June 30, 2000. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

STATEMENT OF ADDITIONAL INFORMATION
                                                      Morgan Stanley Dean Witter
                                                     Tax-Exempt Securities Trust
February 24, 2000


--------------------------------------------------------------------------------

     This Statement of Additional Information is not a Prospectus. The Prospectus (dated February 24, 2000) for the Morgan Stanley Dean Witter Tax-Exempt Securities Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Dean Witter Reynolds at any of its branch offices.




Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

I.    Fund History ...................................................  4
II.   Description of the Fund and Its Investments and Risks ..........  4
        A. Classification ............................................  4
        B. Investment Strategies and Risks ...........................  4
        C. Fund Policies/Investment Restrictions .....................  9
III.  Management of the Fund ......................................... 11
        A. Board of Trustees ......................................... 11
        B. Management Information .................................... 11
        C. Compensation .............................................. 15
IV.   Control Persons and Principal Holders of Securities ............ 17
V.    Investment Management and Other Services ....................... 17
        A. Investment Manager ........................................ 17
        B. Principal Underwriter ..................................... 18
        C. Services Provided by the Investment Manager ............... 18
        D. Dealer Reallowances ....................................... 19
        E. Rule 12b-1 Plan ........................................... 19
        F. Other Service Providers ................................... 23
VI.   Brokerage Allocation and Other Practices ....................... 24
        A. Brokerage Transactions .................................... 24
        B. Commissions ............................................... 24
        C. Brokerage Selection ....................................... 25
        D. Directed Brokerage ........................................ 25
        E. Regular Broker-Dealers .................................... 25
VII.  Capital Stock and Other Securities ............................. 26
VIII. Purchase, Redemption and Pricing of Shares ..................... 26
        A. Purchase/Redemption of Shares ............................. 26
        B. Offering Price ............................................ 27
IX.   Taxation of the Fund and Shareholders .......................... 28
X.    Underwriters ................................................... 30
XI.   Calculation of Performance Data ................................ 30
XII.  Financial Statements ........................................... 33
XIII. Appendix ....................................................... 54

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).


     "Custodian" - The Bank of New York is the Custodian of the Fund's assets.


     "Dean Witter Reynolds" - Dean Witter Reynolds Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Distributor" - Morgan Stanley Dean Witter Distributors Inc., a wholly-owned broker-dealer subsidiary of MSDW.


     "Financial Advisors" - Morgan Stanley Dean Witter authorized financial services representatives.


     "Fund" - Morgan Stanley Dean Witter Tax-Exempt Securities Trust, a registered open-end investment company.


     "Investment Manager" - Morgan Stanley Dean Witter Advisors Inc., a wholly-owned investment advisor subsidiary of MSDW.


     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of MSDW.


     "Morgan Stanley Dean Witter Funds" - Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.


     "MSDW" - Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.


   "MSDW Services Company" - Morgan Stanley Dean Witter Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.


     "Transfer Agent" - Morgan Stanley Dean Witter Trust FSB, a wholly-owned transfer agent subsidiary of MSDW.


     "Trustees" - The Board of Trustees of the Fund.

     I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was incorporated in the State of Maryland on December 31, 1979 under the name InterCapital Tax-Exempt Securities Inc. On March 17, 1983, the Fund's shareholders approved a change in the Fund's name, effective March 21, 1983, to Dean Witter Tax-Exempt Securities Inc. On April 30, 1987, the Fund reorganized as a Massachusetts business trust, with the name Dean Witter Tax-Exempt Securities Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Tax-Exempt Securities Trust.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information," and "Additional Risk Information."

     TAXABLE SECURITIES. The Fund may invest up to 20% of its total assets, or more than 20% of its total assets when assuming a temporary defensive position, in taxable money market instruments or in tax-exempt securities subject to the federal alternative minimum tax for individual shareholders. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment of proceeds of the sale of the Fund's shares or of portfolio securities, (b) pending settlement of purchases of portfolio securities and (c) to maintain liquidity for the purpose of meeting anticipated redemptions.

     The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities.

     VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issue to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Fund may invest in financial futures contracts ("futures contracts") and related options thereon. These futures contracts and related options thereon will be used only as a hedge against anticipated interest rate changes. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until on or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was effected.

     Although the terms of futures contracts specify actual delivery or receipt of securities, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the securities. Closing out of a futures contract is usually effected by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument at the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

     Unlike a futures contract, which requires the parties to buy and sell a security on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract (a long position in the case of a call option and a short position in the case of a put option). If the holder decides not to enter into the contract, the premium paid for the contract is lost. Since the value of the option is fixed as the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract, as discussed below for futures contracts. The value of the option change is reflected in the net asset value of the particular Fund holding the options.

     The Fund is required to maintain margin deposits with brokerage firms through which it effects futures contracts and options thereon. The initial margin requirements vary according to the type of the underlying security. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

     Currently, futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 61/2 and 10 years, Certificates of the Government National Mortgage Association, Bank Certificates of Deposit and on a municipal bond index. The Fund may invest in interest rate futures contracts covering these types of financial instruments as well as in new types of contracts that become available in the future.

     Financial futures contracts are traded in an auction environment on the floors of several Exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each Exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the Exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin. A risk in employing futures contracts may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. The correlation may be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and a short time period. The correlation may be further distorted since the futures contracts that are being used to hedge are not based on municipal obligations.

     Another risk is that the Fund's Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and the interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Put and call options on financial futures have characteristics similar to Exchange traded options.

     In addition to the risks associated in investing in options on securities, there are particular risks associated with investing in options on futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop.

     The Fund may not enter into futures contracts or related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for option premiums exceeds 5% of the value of the Fund's total assets. There is no limit, however, on the percentage of the Fund's assets that may be committed to hedging transactions.

     Municipal Bond Index Futures. The Fund may utilize municipal bond index futures contracts for hedging purposes. The strategies in employing such contracts will be similar to that discussed above with respect to financial futures and options thereon. A municipal bond index is a method of reflecting in a single number the market value of many different municipal bonds and is designed to be representative of the municipal bond market generally. The index fluctuates in response to changes in the market values of the bonds included within the index. Unlike futures contracts on particular financial instruments, transactions in futures on a municipal bond index will be settled in cash, if held until the close of trading in the contract. However, like any other futures contract, a position in the contract may be closed out by a purchase or sale of an offsetting contract for the same delivery month prior to expiration of the contract.

     OPTIONS. The Fund may purchase or sell (write) options on debt securities as a means of achieving additional return or hedging the value of the Fund's portfolio. The Fund will only buy options listed on national securities exchanges. The Fund will not purchase options if, as a result, the aggregate cost of all outstanding options exceeds 10% of the Fund's total assets.

     Presently there are no options on tax-exempt securities traded on national securities exchanges. The Fund will not invest in options on debt securities in the coming year or until such time as they become available on national securities exchanges.

     A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price during the option period. A put option is a contract that gives the holder of the option the right to sell to the writer, in return for a premium, the underlying security at a specified price during the term of the option. The writer of the put has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

     The Fund will only write covered call or covered put options listed on national exchanges. The Fund may not write covered options in an amount exceeding 20% of the value of the total assets of the Fund. A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written, where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

     If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same fund as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction on behalf of the Fund can be effected when the Fund so desires.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the purchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. If a put option written by the Fund is exercised, the Fund may incur a loss equal to the difference between the exercise price of the option and the sum of the sale price of the underlying security plus the premiums received from the sale of the option. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commission upon the exercise of call options and upon covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     If the Fund maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds form any sale upon a default of the obligation to repurchase were less than the repurchase price, the

Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its total assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today were designed in such a way that they may not be able to recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services.

     Improperly functioning trading systems may result in settlement problems and liquidity issues. Governmental data processing errors could result in overall economic uncertainties. Operations ran smoothly from the last week in December through the first few weeks of January, but the year 2000 issue may yet have an adverse impact on financial market participants and other entities, including the issuers whose securities are contained in the Fund's portfolio.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940 (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or
(b) more than 50% of the outstanding shares of the Fund.

     In addition, for purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

    1. Seek to provide a high level of current income exempt from federal income tax, consistent with the preservation of capital.

     The Fund may not:

    1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

    2. Purchase more than 10% of all outstanding taxable debt securities of any one issuer (other than obligations issued, or guaranteed as to principal and interest by, the United States Government, its agencies or instrumentalities).

    3. Invest more than 25% of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to cash equivalents.

    4. Invest more than 5% of the value of its total assets in taxable securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations of the United States Government, its agencies or instrumentalities.

    5. Invest in common stock.

    6. Write, purchase or sell puts, calls, or combinations thereof, except for options on futures contracts or options on debt securities.

    7. Invest in securities of any issuer, if, to the knowledge of the Fund, any officer or trustee of the Fund or of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

    8. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

    9. Purchase or sell commodities except that the Fund may purchase financial futures contracts and related options.

   10. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

   11. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowing. However, for the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.

   12. Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts; (d) borrowing money; or (e) lending portfolio securities.

   13. Make loans of money or securities, except: (a) by the purchase of debt obligations and (b) by investment in repurchase agreements.

   14. Make short sales of securities.

   15. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

   16. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

   17. Invest for the purpose of exercising control or management of any other issuer.

   18. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

   19. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of eight (8) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Dean Witter Funds. Six Trustees (75% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, MSDW. These are the "non-interested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with the Investment Manager.

     The Trustees and executive officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Investment Manager, and with the Morgan Stanley Dean Witter Funds (there were 93 such Funds as of the calendar year ended December 31, 1999), are shown below.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Michael Bozic (59) ........................   Vice Chairman of Kmart Corporation (since
Trustee                                       December 1998); Director or Trustee of the Morgan
c/o Kmart Corporation                         Stanley Dean Witter Funds; formerly Chairman
3100 West Big Beaver Road                     and Chief Executive Officer of Levitz Furniture
Troy, Michigan                                Corporation (November 1995-November 1998) and
                                              President and Chief Executive Officer of Hills
                                              Department Stores (May 1991-July 1995); formerly
                                              variously Chairman, Chief Executive Officer,
                                              President and Chief Operating Officer (1987-1991)
                                              of the Sears Merchandise Group of Sears, Roebuck
                                              and Co.; Director of Weirton Steel Corporation.

Charles A. Fiumefreddo* (66) ..............   Chairman, Director or Trustee, and Chief Executive
Chairman of the Board,                        Officer of the Morgan Stanley Dean Witter Funds;
Chief Executive Officer and Trustee           formerly Chairman, Chief Executive Officer and
Two World Trade Center                        Director of the Investment Manager, the Distributor
New York, New York                            and MSDW Services Company; Executive Vice
                                              President and Director of Dean Witter Reynolds;
                                              Chairman and Director of the Transfer Agent;
                                              formerly Director and/or officer of various MSDW
                                              subsidiaries (until June 1998).

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Edwin J. Garn (67) ........................   Director or Trustee of the Morgan Stanley Dean
Trustee                                       Witter Funds; formerly United States Senator (R-
c/o Huntsman Corporation                      Utah)(1974-1992) and Chairman, Senate Banking
500 Huntsman Way                              Committee (1980-1986); formerly Mayor of Salt
Salt Lake City, Utah                          Lake City, Utah (1971-1974); formerly Astronaut,
                                              Space Shuttle Discovery (April 12-19, 1985); Vice
                                              Chairman, Huntsman Corporation (chemical
                                              company); Director of Franklin Covey (time
                                              management systems), BMW Bank of North
                                              America, Inc. (industrial loan corporation), United
                                              Space Alliance (joint venture between Lockheed
                                              Martin and the Boeing Company) and Nuskin Asia
                                              Pacific (multilevel marketing); member of the board
                                              of various civic and charitable organizations.

Wayne E. Hedien (66) ......................   Retired; Director or Trustee of the Morgan Stanley
Trustee                                       Dean Witter Funds; Director of The PMI Group,
c/o Mayer, Brown & Platt                      Inc. (private mortgage insurance); Trustee and
Counsel to the Independent Trustees           Vice Chairman of The Field Museum of Natural
1675 Broadway                                 History; formerly associated with the Allstate
New York, New York                            Companies (1966-1994), most recently as
                                              Chairman of The Allstate Corporation (March 1993-
                                              December 1994) and Chairman and Chief
                                              Executive Officer of its wholly-owned subsidiary,
                                              Allstate Insurance Company (July 1989-December
                                              1994); director of various other business and
                                              charitable organizations.

Dr. Manuel H. Johnson (51) ................   Senior Partner, Johnson Smick International, Inc.,
Trustee                                       a consulting firm; Co-Chairman and a founder of
c/o Johnson Smick International, Inc.         the Group of Seven Council (G7C), an international
1133 Connecticut Avenue, N.W.                 economic commission; Chairman of the Audit
Washington, D.C.                              Committee and Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of Greenwich
                                              Capital Markets, Inc. (broker-dealer) and NVR, Inc.
                                              (home construction); Chairman and Trustee of the
                                              Financial Accounting Foundation (oversight
                                              organization of the Financial Accounting Standards
                                              Board); formerly Vice Chairman of the Board of
                                              Governors of the Federal Reserve System (1986-
                                              1990) and Assistant Secretary of the U.S. Treasury.

Michael E. Nugent (63) ....................   General Partner, Triumph Capital, L.P., a private
Trustee                                       investment partnership; Chairman of the Insurance
c/o Triumph Capital, L.P.                     Committee and Director or Trustee of the Morgan
237 Park Avenue                               Stanley Dean Witter Funds; formerly Vice
New York, New York                            President, Bankers Trust Company and BT Capital
                                              Corporation (1984-1988); director of various
                                              business organizations.

Philip J. Purcell* (56) ...................   Chairman of the Board of Directors and Chief
Trustee                                       Executive Officer of MSDW, Dean Witter Reynolds
1585 Broadway                                 and Novus Credit Services Inc.; Director of the
New York, New York                            Distributor; Director or Trustee of the Morgan
                                              Stanley Dean Witter Funds; Director of American
                                              Airlines, Inc. and its parent company, AMR
                                              Corporation; Director and/or officer of various
                                              MSDW subsidiaries.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
John L. Schroeder (69) ....................   Retired; Chairman of the Derivatives Committee
Trustee                                       and Director or Trustee of the Morgan Stanley
c/o Mayer, Brown & Platt                      Dean Witter Funds; Director of Citizens Utilities
Counsel to the Independent Trustees           Company (telecommunications, gas, electric and
1675 Broadway                                 water utilities company); formerly Executive Vice
New York, New York                            President and Chief Investment Officer of the
                                              Home Insurance Company (August 1991-
                                              September 1995).

Mitchell M. Merin (46) ....................   President and Chief Operating Officer of Asset
President                                     Management of MSDW (since December 1998);
Two World Trade Center                        President and Director (since April 1997) and Chief
New York, New York                            Executive Officer (since June 1998) of the
                                              Investment Manager and MSDW Services
                                              Company; Chairman, Chief Executive Officer and
                                              Director of the Distributor (since June 1998);
                                              Chairman and Chief Executive Officer (since
                                              June 1998) and Director (since January 1998) of
                                              the Transfer Agent; Director of various MSDW
                                              subsidiaries; President of the Morgan Stanley Dean
                                              Witter Funds (since May 1999); Trustee of various
                                              Van Kampen investment companies (since
                                              December 1999); previously Chief Strategic Officer
                                              of the Investment Manager and MSDW Services
                                              Company and Executive Vice President of the
                                              Distributor (April 1997-June 1998), Vice President
                                              of the Morgan Stanley Dean Witter Funds
                                              (May 1997-April 1999), and Executive Vice
                                              President of Dean Witter, Discover & Co.

Barry Fink (45) ...........................   Executive Vice President (since December 1999)
Vice President,                               and Secretary and General Counsel (since
Secretary and General Counsel                 February 1997) and Director (since July 1998) of
Two World Trade Center                        the Investment Manager and MSDW Services
New York, New York                            Company; Executive Vice President (since
                                              December 1999) and Assistant Secretary and
                                              Assistant General Counsel (since February 1997)
                                              of the Distributor; Assistant Secretary of Dean
                                              Witter Reynolds (since August 1996); Vice
                                              President, Secretary and General Counsel of the
                                              Morgan Stanley Dean Witter Funds (since February
                                              1997); previously Senior Vice President (March
                                              1997-December 1999), First Vice President (June
                                              1993-February 1997), Vice President and Assistant
                                              Secretary and Assistant General Counsel of the
                                              Investment Manager and MSDW Services
                                              Company, Senior Vice President of the Distributor
                                              (March 1997-December 1999) and Assistant
                                              Secretary of the Morgan Stanley Dean Witter
                                              Funds.

James F. Willison (56) ....................   Senior Vice President and Director of the Tax-
Vice President                                Exempt Fixed-Income Group of the Investment
Two World Trade Center                        Manager; Vice President of various Morgan Stanley
New York, New York                            Dean Witter Funds.

 NAME, AGE, POSITION WITH FUND AND ADDRESS        PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
-------------------------------------------   ----------------------------------------------------
Joseph R. Arcieri (51) ....................   Senior Vice President of the Investment Manager
Vice President                                (since December 1999); formerly Vice President of
Two World Trade Center                        the Investment Manager; Vice President of various
New York, New York                            Morgan Stanley Dean Witter Funds.
Thomas F. Caloia (53) .....................   First Vice President and Assistant Treasurer of the
Treasurer                                     Investment Manager, the Distributor and MSDW
Two World Trade Center                        Services Company; Treasurer of the Morgan
New York, New York                            Stanley Dean Witter Funds.

----------
* Denotes Trustees who are "interested persons" of the Fund as defined by the Investment Company Act.

     In addition, Ronald E. Robison, Executive Vice President, Chief Administrative Officer and Director of the Investment Manager and MSDW Services Company, Robert S. Giambrone, Senior Vice President of the Investment Manager, MSDW Services Company, the Distributor and the Transfer Agent and Director of the Transfer Agent, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, Peter M. Avelar, Senior Vice President of the Investment Manager and Director of the High Yield Group of the Investment Manager, Jonathan R. Page, Senior Vice President of the Investment Manager and Director of the Money Market Group of the Investment Manager, Katherine H. Stromberg, Senior Vice President of the Investment Manager, and Gerard J. Lian, Vice President of the Investment Manager, are Vice Presidents of the Fund.

     In addition, Marilyn K. Cranney, Todd Lebo, Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, First Vice Presidents and Assistant General Counsels of the Investment Manager and MSDW Services Company, and Natasha Kassian, Assistant Vice President and Assistant General Counsel of the Investment Manager and MSDW Services Company, are Assistant Secretaries of the Fund.

     INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Dean Witter Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.

     The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Dean Witter Funds have a Rule 12b-1 plan.

     The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of the services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

     The board of each Fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY DEAN WITTER FUNDS. The independent directors/trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as independent directors/trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Dean Witter Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

     The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 1999.

                               FUND COMPENSATION

                                                       AGGREGATE
                                                     COMPENSATION
NAME OF INDEPENDENT TRUSTEE                          FROM THE FUND
-------------------------------                     --------------
Michael Bozic .................................         $1,550
Edwin J. Garn .................................          1,600
Wayne E. Hedien ...............................          1,600
Dr. Manuel H. Johnson .........................          2,100
Michael E. Nugent .............................          1,933
John L. Schroeder .............................          1,933

     The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1999 for services to the 93 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1999.

            CASH COMPENSATION FROM MORGAN STANLEY DEAN WITTER FUNDS

                                                       TOTAL CASH
                                                       COMPENSATION
                                                      FOR SERVICES TO
                                                         93 MORGAN
NAME OF                                                STANLEY DEAN
INDEPENDENT TRUSTEE                                    WITTER FUNDS
-------------------------------                      ----------------
Michael Bozic .................................          $134,600
Edwin J. Garn .................................           138,700
Wayne E. Hedien ...............................           138,700
Dr. Manuel H. Johnson .........................           208,638
Michael E. Nugent .............................           193,324
John L. Schroeder .............................           193,324

     As of the date of this Statement of Additional Information, 55 of the Morgan Stanley Dean Witter Funds, including the Fund, have adopted a retirement program under which an independent director/ trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/ trustee referred to as an "Eligible Director/Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

     Currently, upon retirement, each Eligible Director/Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Director/Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Director/Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1999 and by the 55 Morgan Stanley Dean Witter Funds (including the Fund) for the year ended December 31, 1999, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1999 and from the 55 Morgan Stanley Dean Witter Funds as of December 31, 1999.

----------
(1) An Eligible Director/Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Director/Trustee and his or her spouse on the date of such Eligible Director/Trustee's retirement. In addition, the Eligible Director/Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Director/Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

  RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY DEAN WITTER FUNDS

                               FOR ALL ADOPTING FUNDS
                           ------------------------------
                                                                                ESTIMATED ANNUAL
                                                          RETIREMENT BENEFITS       BENEFITS
                               ESTIMATED                  ACCRUED AS EXPENSES  UPON RETIREMENT(2)
                            CREDITED YEARS    ESTIMATED   ------------------- --------------------
                             OF SERVICE AT    PERCENTAGE             BY ALL               FROM ALL
NAME OF                       RETIREMENT     OF ELIGIBLE   BY THE   ADOPTING   FROM THE   ADOPTING
INDEPENDENT TRUSTEE          (MAXIMUM 10)    COMPENSATION   FUND      FUNDS      FUND      FUNDS
-------------------------- ---------------- ------------- -------- ---------- ---------- ---------
Michael Bozic ............        10             60.44%     $378    $20,933     $  907    $50,588
Edwin J. Garn ............        10             60.44       557     31,737        909     50,675
Wayne E. Hedien ..........         9             51.37       711     39,566        771     43,000
Dr. Manuel H. Johnson.....        10             60.44       229     13,129      1,360     75,520
Michael E. Nugent ........        10             60.44       395     23,175      1,209     67,209
John L. Schroeder ........         8             50.37       768     41,558        955     52,994

----------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page 16.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the Fund as of January 28, 2000: Morgan Stanley Dean Witter Trust FSB Trustee FBO Richard K. Allen and Dorothy B. Allen Revocable Trust Husband and Wife Share, P.O. Box 503, Jersey City, NJ 07311 - 5.603%; Howard C. Kauffmann & Suzanne M. Kauffmann JTTEN, 2724 Peachtree Road NW, Atlanta, GA 30305-2978 - 5.335%; Sylvia Corcoran and Edward V. Corcoran JTTEN, 5355 Nautilus Drive, Cape Coral, FL 33904-5973 - 5.114%; Robert T. Smylie, 2512 Metropolitan Drive, Trevose, PA 19053-6738 - 5.095%; Sharon R. Frank, 338 Waycliffe North, Wayzata, MN 55391-1390 - 5.065%; Theodore S. Oparowski, Jr. and Elizabeth A. McCrave JTTEN, c/o Mike Tinkler, 33 Beverly Ave., Lansdowne, PA 19050-2705 - 5.035%. The following owned 5% or more of the outstanding shares of Class C on January 28, 2000: Danilo F. Piccinini & Lola Piccinini JTTEN, P.O. Box 5307, Incline Vlg., NV 89450-5307 - 5.881%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

     The Investment Manager to the Fund is Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation, whose address is Two World Trade Center, New York, NY 10048. The Investment Manager is a wholly-owned subsidiary of MSDW, a Delaware corporation. MSDW is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% of the portion of the daily net assets exceeding $1.25 billion. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 1997, 1998 and 1999, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $5,004,702, $5,139,570 and $4,908,427, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, MSDW Services Company, to perform administrative services for the Fund.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Dean Witter Reynolds, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDW.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

     The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25%, 0.60% and 0.70% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Dean Witter Reynolds received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                           1999                1998                1997
                   ------------------- ------------------- -------------------
Class A .......... FSCs:(1) $107,818   FSCs:(1) $168,708   FSCs:(1)  $ 69,207
                   CDSCs:   $      0     CDSCs: $      0     CDSCs:  $      0
Class B .......... CDSCs:   $274,899     CDSCs: $119,895     CDSCs:  $ 10,314
Class C .......... CDSCs:   $ 10,671     CDSCs: $  6,087     CDSCs:  $    530
Class D .......... FSCs:    $      0      FSCs: $      0      FSCs:  $448,316(2)

----------

(1)   FSCs apply to Class A only.

(2) Prior to July 27, 1998 the Fund charged an FSC. On July 28, 1997 existing shares of the Fund were designated Class D shares, which have no FSC.

     The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.15% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended December 31, 1999, of $855,483. This amount is equal to 0.60% of the average daily net assets of Class B for the fiscal year. For the fiscal year ended December 31, 1999, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $23,738 and $67,457, respectively, which amounts are equal to 0.13% and 0.70% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.

     With respect to Class A shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.15% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

     With respect to Class B shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.15% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Dean Witter Reynolds compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.70% of the current value of the respective accounts for which they are the Financial Advisors of record.

     With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program, the Investment Manager compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Dean Witter Reynolds's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program).

     The gross sales credit is a charge which reflects commissions paid by Dean Witter Reynolds to its Financial Advisors and Dean Witter Reynolds's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Dean Witter Reynolds's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.

     The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund sold after January 1, 2000 and held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Dean Witter Reynolds' Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

     For the first year only, the retention fee is paid on any shares of the Fund sold after January 1, 2000 and held by shareholders on December 31, 2000.

     The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

     The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.70%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 1999 to the Distributor. The Distributor and Dean Witter Reynolds estimate that they have spent, pursuant to the Plan, $6,742,375 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 14.64% ($987,346)-advertising and promotional expenses; (ii) 0.84% ($56,477)-printing of prospectuses for distribution to other than current shareholders; and (iii) 84.52% ($5,698,552)-other expenses, including the gross sales credit and the carrying charge, of which 1.47% ($83,916) represents carrying charges, 22.95% ($1,307,909) represents commission credits to Dean Witter Reynolds branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 32.49% ($1,851,291) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 1999 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Dean Witter Reynolds which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class B shares, totaled $4,717,309 as of December 31, 1999 (the end of the Fund's fiscal year), which was equal to 3.37% of the net assets of Class B on such date. Of this amount, $2,455,436 represents excess distribution expenses of Dean Witter National Municipal Trust the net assets of which were combined with those of the Fund on November 7, 1997 pursuant to an Agreement and Plan of Reorganization. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Dean Witter Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C on December 31, 1999 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Dean Witter Reynolds, MSDW Services Company or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Dean Witter Reynolds's branch offices made possible by the 12b-1 fees, Dean Witter Reynolds could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Dean Witter Trust FSB is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT ACCOUNTANTS

     The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended December 31, 1997, 1998 and 1999, the Fund paid no brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds. The Fund will limit its transactions with Dean Witter Reynolds to U.S. Government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Dean Witter Reynolds only when the price available from Dean Witter Reynolds is better than that available from other dealers.

     During the fiscal years ended December 31, 1997, 1998 and 1999, the Fund did not effect any principal transactions with Dean Witter Reynolds.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Dean Witter Reynolds, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended December 31, 1997, 1998 and 1999, the Fund did not effect any securities transactions through any affiliated brokers or dealers.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly.

     The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager utilizes a pro rata allocation process based on the size of the Morgan Stanley Dean Witter Funds involved and the number of shares available from the public offering.

D. DIRECTED BROKERAGE

     During the fiscal year ended December 31, 1999, the Fund did not pay any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended December 31, 1999, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. As of December 31, 1999, the Fund did not own any securities issued by any of such issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     In the case of Class B shares of the Fund issued in exchange for shares of Dean Witter National Municipal Trust ("National Municipal") in connection with the reorganization of National Municipal with the Fund on November 7, 1997 pursuant to an Agreement and Plan of Reorganization (the "Reorganization"), that were subject to the lower CDSC schedule of National Municipal (as described below), will continue to be subject to that lower CDSC schedule unless (i) such shares are subsequently exchanged for shares of a fund with a higher CDSC schedule or (ii) having been exchanged for shares of Morgan Stanley Dean Witter North American Government Income Trust, Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. or Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust, Morgan Stanley Dean Witter Short-Term Bond Fund, and the five Morgan Stanley Dean Witter funds which are money market funds (the "Exchange Funds") are re-exchanged back into the Fund. Under such circumstances, the CDSC schedule applicable to shares of the fund with the higher CDSC schedule acquired in the exchange will apply to redemptions of such fund's shares or, in the case of shares of any of the Exchange Funds acquired in an exchange and then subsequently re-exchanged back into the Fund, the CDSC schedule set forth in the above table will apply to redemptions of any of such shares. The CDSC schedule applicable to National Municipal was as follows:
Shares held for three years or more after purchase (calculated as described in the paragraph above) are not subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which depends on how long the shares have been held, as set forth in the following table:

           Year Since                                CDSC as a Percentage
     Purchase Payment Made                            of Amount Redeemed
-------------------------------                     ---------------------
First ........................................               3.0%
Second .......................................               2.0%
Third ........................................               1.0%
Fourth and thereafter ........................               None

     Transfer Agent as Agent. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Dean Witter Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Dean Witter Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     Transfers of Shares. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

B. Offering Price

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Dean Witter Reynolds and other authorized dealers as described in Section "V. Investment Management and Other Services - E. Rule 12b-1 Plan."

     The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     Portfolio securities (other than short-term debt securities and futures and options) are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the portfolio securities for the Fund it uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities for the Fund are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available to the Fund for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service, using the procedures outlined above and subject to periodic review, are more likely to approximate the fair value of such securities. The Investment Manager will periodically review and evaluate the procedures, methods and quality of services provided by the pricing service then being used by the Fund and may, from time to time, recommend to the Trustees the use of other pricing services or discontinuance of the use of any pricing service in whole or part. The Trustees may determine to approve such recommendation or take other provisions for pricing of the portfolio securities for the Fund.

     Short-term taxable debt securities with remaining maturities of 60 days or less at time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other taxable short-term debt securities with maturities of more than 60 days will be valued on a market to market basis until such time as they reach a maturity of 60 days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair market value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make three basic types of distributions: tax exempt dividends, ordinary dividends and long-term capital gain distributions. These types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount and timing and character of the distributions made by the Fund. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any ordinary income or capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term gains or losses.

     In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.

     All or a portion of any gain from tax-exempt obligations purchased at a market discount may be treated as ordinary income rather than capital gain.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter end of its taxable years, at least 50% of the value of its assets in tax-exempt securities. An exempt-interest dividend is that part of the dividend distributions made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

     The Fund intends to invest a portion of its assets in certain "private activity bonds". As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

     Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. Since the income of the Fund is expected to be derived entirely from interest rather than dividends, it is anticipated that no portion of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of any taxable interest income and short term capital gains.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the percentage of any distributions which constitute an item of tax preference for purposes of the alternative minimum tax.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from the Fund will have the effect of reducing the net asset value of the shareholder's stock in the Fund by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends may be subject to federal income taxes. If a shareholder of the Fund receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share may, to the extent of such exempt-interest dividends, be disallowed. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of the Fund immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's shares is normally treated as a sale for tax purposes. Shares of the Fund held for a period of one year or less will, for tax purposes, generally result in short-term gains or losses and those held for more than one year generally result in long-term gain or loss. Under current law, the maximum tax rate on long-term capital gains realized by individual shareholders is 20%. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of shares in the Fund for shares of other Morgan Stanley Dean Witter Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the Fund, followed by the purchase of shares in the Fund.

     If a shareholder realizes a loss on the redemption or exchange of a shares in the Fund and reinvests in shares of the Fund within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

     Interest on indebtedness incurred by shareholders to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Treasury Regulation
Section 1.103-11(b) as including a "non-exempt person" who regularly uses in a trade or business a part of a facility financed from the proceeds of industrial development bonds.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------

     From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares.

     Prior to July 28, 1997, the Fund offered only one Class of shares subject to a maximum sales charge of 4.0% and no 12b-1 fee. Because the distribution arrangement for Class A most closely resembles the distribution arrangement applicable prior to the implementation of multiple classes (i.e. Class A is sold with a front-end sales charge), historical performance information has been restated to reflect (i) the actual maximum sales charges applicable to Class A (i.e., 4.25%) and (ii) the ongoing 12b-1 fee applicable to Class A Shares. Furthermore, because all shares of the Fund held prior to July 28, 1997 have been designated Class D shares, the Fund's historical performance has also been restated to reflect the absence of any sales charge in the case of Class D shares. Following the restated performance information for Class A and Class D is the actual performance of the Fund based on its original, single class sales charge structure as of its last fiscal year. Also set forth below is the actual performance of Class B and Class C as of their last fiscal year.

     Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period, multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended December 31, 1999, the yield, calculated pursuant to the formula described above, was approximately 4.66%, 4.51%, 4.42% and 5.12% for Class A, Class B, Class C and Class D, respectively.

     The Fund may also quote a "tax-equivalent yield" for each Class determined by dividing the tax-exempt portion of quoted yield by 1 minus the stated income tax rate and adding the result to the portion of the yield that is not tax-exempt. The yield for Class A, Class B, Class C and Class D shares, based upon a Federal personal income tax bracket of 39.60% (the highest current individual marginal tax rate), for the 30-day period ended December 31, 1999 were 7.72%, 7.47%, 7.32% and 8.48% respectively, based upon the yield quoted above.

     The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of the Class A and Class D shares of the Fund for the year ended December 31, 1999 were -6.95% and -2.71%, respectively; the restated average annual total returns for the five years ended December 31, 1999 were 5.27% and 6.42%, respectively; and the restated average annual total returns for the ten years ended December, 1999 were 5.73% and 6.44%, respectively. The average annual total returns of Class B for the fiscal year ended December 31, 1999 and for the period July 28, 1997 (inception of the Class) through December 31, 1999 were -7.86% and 1.19%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 1999 and for the period July 28, 1997 (inception of the Class) through December 31, 1999 were -4.29% and 2.09%, respectively.

     In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on the foregoing calculation, the Fund's average annual total return for Class A shares for the year ended December 31, 1999 was -2.82% and the restated average annual total return for the five years ended December 31, 1999 was 6.19% and the restated average annual total return for the ten years ended December 31, 1999 was 6.19%. Because the Class D shares are not subject to any sales charge, the Fund would only advertise average annual returns as calculated in the previous paragraph. The average annual total returns of Class B for the fiscal year ended December 31, 1999 and for the period July 28, 1997 through December 31, 1999 were -3.25% and 2.31%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 1999 and for the period July 28, 1997 through December 31, 1999 were -3.37% and 2.09%, respectively.

     In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total returns for Class A and Class D shares for the year ended December 31, 1999 were -2.82% and -2.71%, respectively, the restated total returns for the five years ended December 31, 1999 were 35.03% and 36.51%, and the restated total returns for the ten years ended December 31, 1999 were 82.35% and 86.65%. Based on the foregoing calculation, the Fund's total returns for Class B and Class C shares for the year ended December 31, 1999 were -3.25% and -3.37%, respectively, the total returns for the period July 28, 1997 through December 31, 1999 were 5.70% and 5.15%, respectively.

     The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at December 31, 1999:

                                             INVESTMENT AT INCEPTION OF:
                                        -------------------------------------
                        INCEPTION
CLASS                     DATE:          $10,000      $50,000       $100,000
-----------------   -----------------   ---------   -----------   -----------
Class A .........        03/27/80(1)    $48,187     $242,823      $489,420
Class B .........        07/28/97        10,570       52,850       105,700
Class C .........        07/28/97        10,515       52,575       105,150
Class D .........        03/27/80        52,775      263,875       527,750

----------
(1) For purposes of restating the performance of Class A, the inception date set forth in the above table is the inception date of the Fund. However, Class A did not actually commence operation until July 28, 1997.

     All shares of the Fund held prior to July 28, 1997 were designated Class D shares and accordingly, the actual performance numbers set forth below represent the actual performance of the continuing Class D. The actual average annual total returns of the Fund, calculated with the deduction of maximum applicable sales charge described above, for the five years ended December 31, 1999 and for the ten years ended December 31, 1999 were 5.56% and 6.01%, respectively. The actual average annual total returns of the Fund calculated without the deduction for any applicable sales charge for the five years ended December 31, 1999 and for the ten years ended December 31, 1999, were 6.42% and 6.44%, respectively. The Fund's actual aggregate total return, without the deduction for any application sales charge for the five years ended December 31, 1999 was 36.51% and the actual total return for the ten years ended December 31, 1999 was 86.65%. Investments of $10,000, $50,000 and $100,000,
adjusted for the sales charges in effect at such time (4.0%, 3.25% or 2.75%, respectively), in the Fund at inception would have grown to $50,664, $255,299 and $513,237, respectively, at December 31, 1999.

     The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 1999 included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


                                   * * * * *


     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
PORTFOLIO OF INVESTMENTS December 31, 1999

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
              TAX-EXEMPT MUNICIPAL BONDS (90.1%)
              General Obligation (14.5%)
              North Slope Borough, Alaska,
 $    5,000    Ser 1992 A Conv (MBIA) ......................................................
     15,000    Ser 1994 B (FSA) ............................................................
     15,000    Ser 1995 A (MBIA) ...........................................................
     10,000    Ser 1996 B (MBIA) ...........................................................
     10,000    Ser 1996 B (MBIA) ...........................................................
      9,500    Ser 1999 A (MBIA) ...........................................................
      4,000   Connecticut, College Savings 1989 Ser A ......................................
              Florida Board of Education, Capital Outlay
      5,000    Refg Ser 1999 B (MBIA) ......................................................
      5,000    Ser 1998 A ..................................................................
     20,000   Massachusetts, Refg 1996 Ser A (AMBAC) .......................................
      4,000   Clark County, Nevada, Transportation Ser 1992 A (AMBAC) ......................
              New York City, New York,
      1,500    1995 Ser D (MBIA) ...........................................................
      1,925    1990 Ser D ..................................................................
      1,545    1990 Ser D ..................................................................
              North Carolina,
     10,000    1997 Ser A ..................................................................
      8,000    Public School Building, Ser 1999 ............................................
     10,000   South-Western City School District, Ohio, Ser 1999 (AMBAC) ...................
     10,000   Pennsylvania, First Ser 1995 (FGIC) ..........................................
      4,000   Shelby County, Tennessee, Refg 1995 Ser A ....................................
     20,000   King County, Washington, Ltd Tax 1995 (MBIA) .................................
      2,000   Washington, Ser 1994 A .......................................................
 ----------
    171,470
 ----------
              Educational Facilities Revenue (3.9%)
     10,000   Indiana University, Student Fee Ser K (MBIA) .................................
      4,000   Maryland State Health & Educational Facilities Authority,
              The Johns Hopkins University Refg Ser 1998 ...................................
      7,000   Massachusetts Health & Educational Facilities Authority, Boston University
              1991 Ser K & L (MBIA) ........................................................
      5,000   Missouri Health & Educational Facilities Authority, Washington University
              Ser 1998 A ...................................................................
      2,000   New Jersey Economic Development Authority, The Seeing Eye Inc 1991 ...........
      8,000   New Jersey Educational Facilities Authority, Princeton University
              Ser 1999 A ...................................................................
      5,000   New York State Dormitory Authority, State University Ser 1989 B ..............
      2,000   Ohio State University, General Receipts, Ser 1999 A ..........................
 ----------
     43,000
 ----------

  PRINCIPAL
  AMOUNT IN    COUPON   MATURITY
  THOUSANDS     RATE      DATE          VALUE
------------- -------- ---------- -----------------
 $    5,000   5.90%    06/30/03    $    5,181,450
     15,000   0.00     06/30/05        11,304,150
     15,000   0.00     06/30/06        10,676,400
     10,000   0.00     06/30/06         7,117,600
     10,000   0.00     06/30/07         6,715,500
      9,500   0.00     06/30/10         5,314,015
      4,000   0.00     07/01/08         2,553,640
      5,000   4.50     06/01/24         3,927,000
      5,000   4.75     06/01/28         4,008,500
     20,000   6.00     11/01/10        21,195,199
      4,000   6.50     06/01/17         4,295,040
      1,500   6.20     02/01/07         1,598,640
      1,925   6.00     08/01/07         1,927,522
      1,545   6.00     08/01/08         1,547,024
     10,000   5.20     03/01/16         9,400,100
      8,000   4.60     04/01/17         6,782,960
     10,000   4.75     12/01/19         8,354,000
     10,000   5.50     05/01/12        10,032,300
      4,000   5.625    04/01/14         3,997,680
     20,000   6.00     01/01/23        19,633,400
      2,000   5.80     09/01/08         2,056,160
 ----------                        --------------
    171,470                           147,618,280
 ----------                        --------------
     10,000   5.875    08/01/20         9,749,000
      4,000
              5.125    07/01/20         3,582,480
      7,000
              6.66     10/01/31         7,261,660
      5,000
              4.75     11/15/37         3,807,050
      2,000   7.30     04/01/11         2,046,560
      8,000
              4.75     07/01/25         6,576,320
      5,000   0.00     05/15/02         4,458,600
      2,000   5.80     12/01/29         1,923,120
 ----------                        --------------
     43,000                            39,404,790
 ----------                        --------------


                       See Notes to Financial Statements
                                       34

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Portfolio of Investments December 31, 1999, continued

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
              Electric Revenue (14.0%)
 $   25,000   Salt River Project Agricultural Improvement & Power District, Arizona,
               Refg 1993 Ser C (Secondary MBIA) ..............................................
     10,000   Sacramento Municipal Utility District, California, Refg 1994 Ser I (MBIA) .....
     10,000   Municipal Electric Authority of Georgia, Ser Y (Secondary MBIA) ...............
      5,000   Long Island Power Authority, New York, Ser 1998 A (FSA) .......................
              Puerto Rico Electric Power Authority,
      1,500    Power Ser X ..................................................................
     15,000    Power Ser O ..................................................................
      5,000    Power Ser EE (MBIA) ..........................................................
     15,000   South Carolina Public Service Authority, 1995 Refg Ser A (AMBAC) ..............
        710   Austin, Texas, Combined Utilities Refg Ser 1994 (FGIC) ........................
     20,000   Lower Colorado River Authority, Texas, Refg Ser 1999 A ........................
              San Antonio, Texas, Electric & Gas
     13,000    Refg Ser 1994 C ..............................................................
      5,000    Refg Ser 1998 A ..............................................................
              Intermountain Power Agency, Utah,
      5,000    Refg Ser 1998 A (MBIA) .......................................................
     10,000    Refg 1997 Ser B (MBIA) .......................................................
     15,000   Washington Public Power Supply System, Proj #2 Refg Ser 1994 A
 ----------
               (Secondary MBIA) ..............................................................
    155,210
 ----------
              Hospital Revenue (3.8%)
              Rochester, Minnesota,
      5,000    Mayo Foundation/Medical Center Ser 1992 I ....................................
      3,700    Mayo Foundation/Medical Center Ser 1992 F ....................................
     10,000   Missouri Health & Educational Facilities Authority, Barnes-Jewish Inc/
               Christian Health Services Ser 1993 A ..........................................
      1,300   New Hampshire Higher Educational & Health Facilities Authority,
               St Joseph Hospital Ser 1994 (Connie Lee) ......................................
      6,000   New York State Medical Care Facilities Finance Agency, Presbyterian
               Hospital - FHA Insured Mtge Ser 1994 A ........................................
      5,000   North Central Texas Health Facilities Development Corporation, University
               Medical Center Inc Ser 1997 (FSA) .............................................
     10,000   Fredericksburg Industrial Development Authority, Virginia, Medicorp
 ----------
               Health Refg Ser 1996 (AMBAC) ..................................................
     41,000
 ----------
              Industrial Development/Pollution Control Revenue (4.1%)
      1,500   Hawaii Department of Budget & Finance, Hawaiian Electric Co
               Ser 1995 A (AMT) (MBIA) .......................................................
     10,000   Clark County, Nevada, Nevada Power Co Ser 1992 A (AMT) (FGIC) .................
      5,000   Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMBAC) ...............
      5,000   Alliance Airport Authority, Texas, AMR Corp Ser 1990 (AMT) ....................


      COUPON   MATURITY
       RATE      DATE          VALUE
---- -------- ---------- -----------------
 $
     5.50%    01/01/10    $   25,559,500
     5.75     01/01/15        10,060,400
     6.50     01/01/17        10,739,000
     5.125    12/01/22         4,368,800
     6.00     07/01/15         1,518,030
     0.00     07/01/17         5,267,700
     4.50     07/01/18         4,139,400
     6.25     01/01/22        15,028,050
     6.25     05/15/16           725,301
     5.50     05/15/21        18,531,000
     4.70     02/01/06        12,756,900
     4.50     02/01/21         3,928,100
     5.25     07/01/15         4,687,300
     5.75     07/01/19         9,681,400

 -
     6.00     07/01/07        15,794,550
                          --------------
                             142,785,431
 -                        --------------
     5.75     11/15/21         4,860,300
     6.25     11/15/21         3,733,596

     5.25     05/15/14         9,480,300

     6.35     01/01/07         1,368,406

     5.25     08/15/14         5,738,220

     5.45     04/01/15         4,736,800

 -
     5.25     06/15/16         9,153,800
                          --------------
                              39,071,422
 -                        --------------

     6.60     01/01/25         1,549,665
     6.70     06/01/22        10,233,600
     6.30     12/01/14         5,156,900
     7.50     12/01/29         5,154,600

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Portfolio of Investments December 31, 1999, continued

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
 $   10,000   Dallas-Fort Worth International Airport Facility Improvement Corporation,
               Texas, American Airlines Inc Ser 1995 ........................................
     10,000   Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A ...............
 ----------
     41,500
 ----------
              Mortgage Revenue - Multi-Family (2.3%)
        880   Massachusetts Housing Finance Agency, Rental 1994 Ser A (AMT)
               (AMBAC) ......................................................................
      5,560   Michigan Housing Development Authority, Rental 1992 Ser A
               (Bifurcated FSA) .............................................................
      9,000   New Jersey Housing & Mortgage Finance Agency, 1995 Ser A (AMBAC) .............
              New York City Housing Development Corporation, New York,
      4,260    Ruppert Proj - FHA Ins Sec 223F .............................................
      4,114    Stevenson Commons Proj - FHA Ins Sec 223F ...................................
 ----------
     23,814
 ----------
              Mortgage Revenue - Single Family (6.6%)
      7,000   Alaska Housing Finance Corporation, Governmental 1995 Ser A (MBIA) ...........
      2,440   California Housing Finance Agency, Home Cap Apprec 1983 Ser B ................
              Colorado Housing & Finance Authority,
      2,000    1998 Ser A-2 (AMT) ..........................................................
      2,500    1997 Ser C-2 (AMT) ..........................................................
     12,100   Illinios Housing Development Authority, Residential 1991 Ser C (AMT) .........
              Missouri Housing Development Commission, Homeownership
      3,020    GNMA/FNMA Collateralized 1996 Ser C (AMT) ...................................
      3,910    GNMA/FNMA Collateralized 1997 Ser C-1 .......................................
      2,800   Nebraska Investment Finance Authority, GNMA-Backed 1990 (AMT) ................
      3,450   Ohio Housing Finance Agency, GNMA-Backed 1991 Ser A 1 & 2 (AMT) ..............
     10,000   Pennsylvania Housing Finance Agency, Ser 1991-31 C (AMT) .....................
              Tennessee Housing Development Agency,
      3,955    Mortgage Finance 1993 Ser A .................................................
      1,000    Mortgage Finance 1994 Ser B (AMT) ...........................................
     10,785    Mortgage Finance 1993 Ser A .................................................
        275   Utah Housing Finance Agency, Fed Ins/Guaranteed Loans 1994 Issue E
               (AMT) ........................................................................
      2,800   Wisconsin Housing & Economic Development Authority, Home Ownership
 ----------
               1991 Ser (AMT) ...............................................................
     68,035
 ----------
              Public Facilities Revenue (1.1%)
      2,000   North City West School Facilities Authority, California, Community Dist #1
               Special Tax Ser 1995 B (FSA) .................................................
      3,500   Denver, Colorado, Excise Tax Ser 1985 A (Secondary FSA) ......................
      5,000   Ohio Building Authority, 1985 Ser C ..........................................
 ----------
     10,500
 ----------

  PRINCIPAL
  AMOUNT IN    COUPON   MATURITY
  THOUSANDS     RATE      DATE          VALUE
------------- -------- ---------- -----------------
 $   10,000
              6.00%    11/01/14    $    9,477,500
     10,000   6.90     02/01/13        10,794,900
 ----------                        --------------
     41,500                            42,367,165
 ----------                        --------------
        880
              6.65     07/01/19           905,177
      5,560
              6.50     04/01/23         5,796,133
      9,000   6.05     11/01/20         8,894,160
      4,260   6.50     11/15/18         4,302,400
      4,114   6.50     05/15/18         4,154,020
 ----------                        --------------
     23,814                            24,051,890
 ----------                        --------------
      7,000   5.875    12/01/24         6,781,740
      2,440   0.00     08/01/15           496,686
      2,000   6.60     05/01/28         2,024,320
      2,500   6.875    11/01/28         2,617,225
     12,100   6.875    02/01/18        12,468,929
      3,020   7.45     09/01/27         3,210,411
      3,910   6.55     09/01/28         4,049,274
      2,800   7.631    09/10/30         2,884,140
      3,450   6.903    03/01/31         3,550,844
     10,000   7.00     10/01/23        10,366,800
      3,955   5.90     07/01/18         3,919,880
      1,000   6.55     07/01/19         1,009,990
     10,785   5.95     07/01/28        10,454,440
        275
              6.50     07/01/26           277,852
      2,800
 ----------
              7.097    10/25/22         2,899,568
                                   --------------
     68,035                            67,012,099
 ----------                        --------------
      2,000
              6.00     09/01/19         1,997,520
      3,500   5.00     11/01/08         3,468,500
      5,000   9.75     10/01/05         6,102,150
 ----------                        --------------
     10,500                            11,568,170
 ----------                        --------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Portfolio of Investments December 31, 1999, continued

  PRINCIPAL
  AMOUNT IN                                                                               COUPON     MATURITY
  THOUSANDS                                                                                RATE        DATE          VALUE
-------------                                                                            --------   ---------- -----------------
               Recreational Facilities Revenue (0.3%)
               Metropolitan Football Stadium District, Colorado,
 $    4,000     Sales Tax Ser 1999 A (MBIA) ...........................................  0.00%       01/01/10   $    2,300,240
      2,000     Sales Tax Ser 1999 A (MBIA) ...........................................  0.00        01/01/12        1,010,600
 ----------                                                                                                     --------------
      6,000                                                                                                          3,310,840
 ----------                                                                                                     --------------
               Resource Recovery Revenue (1.7%)
      7,000    Savannah Resource Recovery Development Authority, Georgia, Savannah
                Energy Systems Co Ser 1992 ............................................. 6.30        12/01/06        7,228,970
     10,000    Northeast Maryland Waste Disposal Authority, Montgomery County
 ----------
                Ser 1993 A (AMT) ....................................................... 6.30        07/01/16       10,116,400
                                                                                                                --------------
     17,000                                                                                                         17,345,370
 ----------                                                                                                     --------------
               Transportation Facilities Revenue (16.0%)
      5,000    San Francisco Bay Area Rapid Transit District, California, Sales Tax
                Ser 1998 (AMBAC) ....................................................... 4.75        07/01/23        4,130,550
     13,000    San Joaquin Hills Transportation Corridor Agency, California, Toll Road
                Refg Ser 1997 A (MBIA) ................................................. 0.00        01/15/26        2,611,440
      5,000    E-470 Public Highway Authority, Colorado, Ser 1997 B (MBIA) ............  0.00        09/01/16        1,824,850
      1,000    Lee County, Florida, Ser 1995 (MBIA) ...................................  5.75        10/01/22          976,350
               Mid-Bay Bridge Authority, Florida,
      8,965     Ser 1993 A (AMBAC) ..................................................... 5.85        10/01/13        9,107,095
      3,000     Ser 1997 A (AMBAC) ..................................................... 0.00        10/01/21          770,250
     10,000    Atlanta, Georgia, Airport Ser 1990 (AMT) ...............................  6.25        01/01/21        9,816,700
      5,000    Hawaii, Airports Second Ser 1991 (AMT) .................................  7.00        07/01/18        5,211,650
      4,000    Regional Transportation Authority, Illinois, Refg Ser 1999 (FSA) .......  5.75        06/01/21        3,875,400
      2,000    Kansas, Highway Refg Ser 1998 ..........................................  5.50        09/01/12        2,029,020
               Kentucky Turnpike Authority,
      9,000     Economic Development Road Refg Ser 1995 (AMBAC) .......................  6.50        07/01/08        9,847,350
     30,000     Resource Recovery Road 1987 Ser A .....................................  5.00        07/01/08       29,430,599
     13,385    Massachusetts Turnpike Authority, Western 1997 Ser A (MBIA) ............  5.55        01/01/17       13,312,186
      7,700    Minneapolis - St Paul Metropolitan Airports Commission, Minnesota,
                Ser 1998 A (AMBAC) ..................................................... 5.00        01/01/30        6,421,107
               New Jersey Highway Authority,
      7,000     Sr Parkway 1999 Ser ...................................................  5.625       01/01/30        6,608,980
     11,000     Sr Parkway Refg 1992 Ser ..............................................  6.25        01/01/14       11,396,220
      5,000    New Jersey Transportation Trust Fund Authority, 1999 Ser A .............  5.75        06/15/16        5,021,000
      6,595    Albuquerque, New Mexico, Airport Refg Ser 1997 (AMT) (AMBAC) ...........  6.375       07/01/15        6,801,028
      5,000    Ohio Turnpike Commission, Ser 1998 B (FGIC) ............................  4.50        02/15/24        3,906,550
               Pennsylvania Turnpike Commission,
      5,000     Ser L of 1991 (MBIA) ..................................................  6.00        06/01/15        5,093,750
      5,000     Ser A 1998 (AMBAC) ....................................................  4.75        12/01/27        3,987,300
      8,000    Puerto Rico Highway & Transportation Authority, Refg Ser X .............  5.50        07/01/15        7,748,800
     10,000    South Carolina Transportation Infrastructure Bank, Ser 1999 A (AMBAC) ..  5.50        10/01/16        9,669,900
      3,000    Virginia Transportation Board, US Route 58 Corridor Ser 1993 B .........  5.625       05/15/13        3,003,210
 ----------                                                                                                     --------------
    182,645                                                                                                        162,601,285
 ----------                                                                                                     --------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Portfolio of Investments December 31, 1999, continued

  PRINCIPAL
  AMOUNT IN
  THOUSANDS
-------------
              Water & Sewer Revenue (9.0%)
 $   10,000   Phoenix Civic Improvement Corporation, Arizona, Jr Lien Water Ser 1994 .....
     10,000   California Department of Water Resources, Central Valley Ser L .............
     10,000   Los Angeles, California, Wastewater Ser 1994-A (MBIA) ......................
      5,000   Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC) ...................
     10,000   Louisville & Jefferson County Metropolitan Sewer District, Kentucky,
                Ser 1998 A (FGIC) ..........................................................
      9,500   Massachusetts Water Resources Authority, Refg 1992 Ser B ...................
              Detroit, Michigan,
      3,320     Sewage Refg Ser 1993 A (FGIC) ..............................................
     10,000     Water Supply 1997 Ser A (MBIA) .............................................
     10,000   Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA) ...................
      5,000   Spartanburg, South Carolina, Jr Lien Water System Ser 1998 (FGIC) ..........
     11,000   Metropolitan Government of Nashville & Davidson County, Tennessee,
                Refg Ser 1998 A (FGIC) .....................................................
     10,000   Dallas, Texas, Waterworks & Sewer Refg Ser 1998 (FSA) ......................
 ----------
    103,820
 ----------
              Other Revenue (0.8%)
      5,000   New York Local Government Assistance Corporation, Ser 1993 C ...............
      3,000   Houston, Texas, Sr Lien Hotel Occupancy Tax Refg Ser 1995 (FSA) ............
 ----------
      8,000
 ----------
              Refunded (12.0%)
     10,000   Birmingham Water Works & Sewer Board, Alabama, Ser 1994 ....................
      9,000   Los Angeles Convention and Exhibition Center Authority, California,
                Ser 1985 COPs ..............................................................
      2,500   Mid-Bay Bridge Authority, Florida, Ser 1991 A (ETM) ........................
      2,500   Massachusetts Health & Educational Facilities Authority,
                Malden Hospital - FHA Ins Mtge Ser A (ETM) .................................
     10,000   Massachusetts Water Resources Authority, 1996 Ser A (FGIC) .................
     14,000   New York State Dormitory Authority, Suffolk County Judicial Ser 1986
                (ETM) ......................................................................
      7,000   San Antonio, Texas, Electric & Gas Refg Ser 1994 C (ETM) ...................
     25,000   Intermountain Power Agency, Utah, Refg 1985 Ser H (GAINS) ..................
      5,000   Salt Lake City, Utah, IHC Hospital Inc Ser 1983 (ETM) ......................
     28,000   Fairfax County Industrial Development Authority, Virginia, Fairfax
 ----------
                Hospital/Inova Health Ser 1991 .............................................
    113,000
 ----------
    984,994
 ----------
              TOTAL TAX-EXEMPT MUNICIPAL BONDS (Identified Cost $902,914,260) ............

  PRINCIPAL
  AMOUNT IN    COUPON     MATURITY
  THOUSANDS     RATE        DATE           VALUE
------------- -------- ------------- -----------------
 $   10,000   5.45%       07/01/19    $    9,366,200
     10,000   5.50        12/01/23         9,332,800
     10,000   5.875       06/01/24         9,878,100
      5,000   4.75        01/01/28         4,000,300
     10,000
              4.75        05/15/28         7,973,400
      9,500   5.50        11/01/15         9,111,640
      3,320   5.70        07/01/13         3,334,276
     10,000   5.00        07/01/21         8,606,500
     10,000   5.00        01/01/23         8,594,300
      5,000   5.25        06/01/28         4,362,750
     11,000
              4.75        01/01/22         9,053,110
     10,000   5.00        10/01/29         8,331,300
 ----------                           --------------
    103,820                               91,944,676
 ----------                           --------------
      5,000   5.50        04/01/17         4,837,350
      3,000   5.50        07/01/11         3,000,000
 ----------                           --------------
      8,000                                7,837,350
 ----------                           --------------
     10,000   5.50      01/01/04\+        10,417,500
      9,000
              9.00      12/01/05\+        10,978,200
      2,500   6.875       10/01/22         2,777,700
      2,500
              5.00        08/01/16         2,318,800
     10,000   5.50      11/01/06\+        10,387,600
     14,000
              7.375       07/01/16        16,367,400
      7,000   4.70        02/01/06         6,819,120
     25,000   0.00#     07/01/03\+        28,104,000
      5,000   5.00        06/01/15         4,691,150
     28,000
 ----------
              6.801     08/15/01\+        29,404,760
                                      --------------
    113,000                              122,266,230
 ----------                           --------------
    984,994
 ----------
                                         919,184,998
                                      --------------

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Portfolio of Investments December 31, 1999, continued

  PRINCIPAL
  AMOUNT IN                                                                                 COUPON      MATURITY
  THOUSANDS                                                                                  RATE         DATE            VALUE
-------------                                                                              -------- --------------- ---------------
 $   15,000   Maricopa County, Arizona Public Service Co Ser 1994 C (Demand 01/03/00)..    4.80*%        05/01/29    $   15,000,000
              SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (8.6%)
     21,000   Collier County Health Facilities Authority, Florida, Cleveland Clinic Heal   4.70*         01/01/33        21,000,000
              Ser 1999 (Demand 01/03/00) ...............................................
      7,000   Louisiana Public Facilities Authority, Kenner Hotel Ser 1985                 5.00*         12/01/15         7,000,000
              (Demand 01/03/00) ........................................................   7.00         05/15/00+        20,607,000
     20,000   New York State Dormitory Authority, State University Ser 1990 B ..........
     24,000   Harris County Health Facilities Development Corporation, Texas,
 ----------                                                                                4.80*         12/01/25        24,000,000
              Methodist Hospital Ser 1994 (Demand 01/03/00) ...........................                              --------------
     87,000   TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (Identified Cost                                         87,607,000
 ----------                                                                                                          --------------
              $87,607,000)                                                                                   98.7%    1,006,791,998
 $1,071,994   TOTAL INVESTMENTS (Identified Cost $990,521,260) (a) .....................
 ==========                                                                                                   1.3        13,433,289
              CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ...........................                             --------------
              NET ASSETS ...............................................................                    100.0%   $1,020,225,287
                                                                                                                     ==============

--------------
AMT         Alternative Minimum Tax.
COPs        Certificates of Participation.
ETM         Escrowed to maturity.
GAINS       Growth and Income Security.
+           Prerefunded to call date shown.
#           Currently a zero coupon bond; will convert to 10.00% coupon on
            July 1, 2000.
*           Current coupon of variable rate demand obligation.
(a)         The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $38,326,839 and the aggregate gross unrealized depreciation is $22,056,101, resulting in net unrealized appreciation of $16,270,738.

Bond Insurance:
--------------
AMBAC       AMBAC Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of AMBAC
            Assurance Corporation.
FGIC        Financial Guaranty Insurance Company.
FSA         Financial Security Assurance Inc.
MBIA        Municipal Bond Investors Assurance Corporation.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS:
Investments in securities, at value
  (identified cost $990,521,260) ..................................    $1,006,791,998
Cash ..............................................................         1,692,345
Receivable for:
   Interest .......................................................        15,344,365
   Shares of beneficial interest sold .............................           190,362
   Investments sold ...............................................            35,000
Prepaid expenses and other assets .................................            63,621
                                                                       --------------
   TOTAL ASSETS ...................................................     1,024,117,691
                                                                       --------------
LIABILITIES:
Payable for:
   Dividends to shareholders ......................................         2,408,252
   Shares of beneficial interest repurchased ......................           869,861
   Investment management fee ......................................           393,153
   Plan of distribution fee .......................................            83,114
Accrued expenses ..................................................           138,024
                                                                       --------------
   TOTAL LIABILITIES ..............................................         3,892,404
                                                                       --------------
   NET ASSETS .....................................................    $1,020,225,287
                                                                       ==============
COMPOSITION OF NET ASSETS:
Paid-in-capital ...................................................    $1,008,602,876
Net unrealized appreciation .......................................        16,270,738
Accumulated undistributed net investment income ...................            20,278
Accumulated net realized loss .....................................        (4,668,605)
                                                                       --------------
   NET ASSETS .....................................................    $1,020,225,287
                                                                       ==============
CLASS A SHARES:
Net Assets ........................................................    $   17,198,331
Shares Outstanding (unlimited authorized, $.01 par value) .........         1,552,372
   NET ASSET VALUE PER SHARE ......................................    $        11.08
                                                                       ==============
   MAXIMUM OFFERING PRICE PER SHARE,
     (net asset value plus 4.44% of net asset value) ..............    $        11.57
                                                                       ==============
CLASS B SHARES:
Net Assets ........................................................    $  139,786,097
Shares Outstanding (unlimited authorized, $.01 par value) .........        12,564,649
   NET ASSET VALUE PER SHARE ......................................    $        11.13
                                                                       ==============
CLASS C SHARES:
Net Assets ........................................................    $   10,024,734
Shares Outstanding (unlimited authorized, $.01 par value) .........           902,958
   NET ASSET VALUE PER SHARE ......................................    $        11.10
                                                                       ==============
CLASS D SHARES:
Net Assets ........................................................    $  853,216,125
Shares Outstanding (unlimited authorized, $.01 par value) .........        77,068,274
   NET ASSET VALUE PER SHARE ......................................    $        11.07
                                                                       ==============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Statements, continued

STATEMENT OF OPERATIONS
For the year ended December 31, 1999

NET INVESTMENT INCOME:
INTEREST INCOME ...................................    $  62,752,799
                                                       -------------
EXPENSES
Investment management fee .........................        4,908,427
Plan of distribution fee (Class A shares) .........           23,738
Plan of distribution fee (Class B shares) .........          855,483
Plan of distribution fee (Class C shares) .........           67,457
Transfer agent fees and expenses ..................          391,939
Registration fees .................................           97,797
Shareholder reports and notices ...................           88,271
Professional fees .................................           84,185
Custodian fees ....................................           45,589
Trustees' fees and expenses .......................           18,226
Other .............................................           38,492
                                                       -------------
   TOTAL EXPENSES .................................        6,619,604
Less: expense offset ..............................          (45,456)
                                                       -------------
   NET EXPENSES ...................................        6,574,148
                                                       -------------
   NET INVESTMENT INCOME ..........................       56,178,651
                                                       -------------
NET REALIZED AND UNREALIZED LOSS:
Net realized loss .................................       (4,668,605)
Net change in unrealized appreciation .............      (82,789,197)
                                                       -------------
   NET LOSS .......................................      (87,457,802)
                                                       -------------
NET DECREASE ......................................    $ (31,279,151)
                                                       =============

                        See Notes to Financial Statements

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Statements, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                             FOR THE YEAR         FOR THE YEAR
                                                                ENDED                 ENDED
                                                          DECEMBER 31, 1999     DECEMBER 31, 1998
                                                         -------------------   ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ................................     $   56,178,651       $   59,803,857
Net realized gain (loss) .............................         (4,668,605)          15,111,631
Net change in unrealized appreciation ................        (82,789,197)          (5,416,357)
                                                           --------------       --------------
   NET INCREASE (DECREASE) ...........................        (31,279,151)          69,499,131
                                                           --------------       --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares ....................................           (929,080)            (460,545)
   Class B shares ....................................         (6,430,720)          (5,022,084)
   Class C shares ....................................           (422,770)            (218,789)
   Class D shares ....................................        (48,394,252)         (54,102,439)
Net realized gain
   Class A shares ....................................            (52,982)            (187,529)
   Class B shares ....................................           (400,237)          (1,743,115)
   Class C shares ....................................            (27,144)             (93,965)
   Class D shares ....................................         (2,638,565)         (14,360,329)
                                                           --------------       --------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS .................        (59,295,750)         (76,188,795)
                                                           --------------       --------------
Net decrease from transactions in shares of beneficial
  interest ...........................................        (67,388,661)         (14,502,186)
                                                           --------------       --------------
   NET DECREASE ......................................       (157,963,562)         (21,191,850)
NET ASSETS:
Beginning of period ..................................      1,178,188,849        1,199,380,699
                                                           --------------       --------------
   END OF PERIOD
   (Including undistributed net investment income of
   $20,278 and $18,572, respectively) ................     $1,020,225,287       $1,178,188,849
                                                           ==============       ==============

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Notes to Financial Statements December 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was incorporated in Maryland in 1979, commenced operations on March 27, 1980 and reorganized as a Massachusetts business trust on April 30, 1987. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS - Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Notes to Financial Statements December 31, 1999, continued

C. MULTIPLE CLASS ALLOCATIONS - Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FEDERAL INCOME TAX STATUS - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.325% to the portion of daily net assets exceeding $1.25 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Notes to Financial Statements December 31, 1999, continued

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan"), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A - up to 0.25% of the average daily net assets of Class A; (ii) Class B - 0.60% of the average daily net assets of Class B; and (iii) Class C - up to 0.70% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $4,717,309 at December 31, 1999.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.70% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Notes to Financial Statements December 31, 1999, continued

broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 1999, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.13% and 0.70%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 1999, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $274,899 and $10,671, respectively and received $107,818 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1999 aggregated $137,618,438 and $245,779,835, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $13,800.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,892. At December 31, 1999, the Fund had an accrued pension liability of $52,664 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. FEDERAL INCOME TAX STATUS

At December 31, 1999, the Fund had a net capital loss carryover of approximately $4,670,000 which will be available through December 31, 2007 to offset future capital gains to the extent provided by regulations.

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Notes to Financial Statements December 31, 1999, continued

6. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                        FOR THE YEAR                     FOR THE YEAR
                                                           ENDED                            ENDED
                                                     DECEMBER 31, 1999                DECEMBER 31, 1998
                                              -------------------------------- --------------------------------
                                                   SHARES          AMOUNT            SHARES          AMOUNT
                                              --------------- ----------------  --------------- ----------------
CLASS A SHARES
Sold ........................................     1,023,382    $   11,894,433       1,188,860    $   14,401,331
Reinvestment of dividends and distributions .        35,276           407,295          23,219           279,925
Redeemed ....................................      (757,512)       (8,588,318)       (279,886)       (3,403,298)
                                                  ---------    --------------       ---------    --------------
Net increase - Class A ......................       301,146         3,713,410         932,193        11,277,958
                                                  ---------    --------------       ---------    --------------
CLASS B SHARES
Sold ........................................     5,634,037        65,447,290       4,978,407        60,561,390
Reinvestment of dividends and distributions .       304,367         3,532,880         307,110         3,717,941
Redeemed ....................................    (4,333,128)      (49,694,515)     (2,198,759)      (26,762,285)
                                                 ----------    --------------      ----------    --------------
Net increase - Class B ......................     1,605,276        19,285,655       3,086,758        37,517,046
                                                 ----------    --------------      ----------    --------------
CLASS C SHARES
Sold ........................................       843,726         9,755,515         505,118         6,127,960
Reinvestment of dividends and distributions .        26,647           307,538          18,393           222,199
Redeemed ....................................      (598,459)       (6,828,777)       (136,298)       (1,653,180)
                                                 ----------    --------------      ----------    --------------
Net increase - Class C ......................       271,914         3,234,276         387,213         4,696,979
                                                 ----------    --------------      ----------    --------------
CLASS D SHARES
Sold ........................................     1,880,172        21,134,542         264,495         3,195,718
Reinvestment of dividends and distributions .     2,424,240        28,046,032       3,213,005        38,720,154
Redeemed ....................................   (12,402,477)     (142,802,576)     (9,095,698)     (109,910,041)
                                                -----------    --------------      ----------    --------------
Net decrease - Class D ......................    (8,098,065)      (93,622,002)     (5,618,198)      (67,994,169)
                                                -----------    --------------      ----------    --------------
Net decrease in Fund ........................    (5,919,729)   $  (67,388,661)     (1,212,034)   $  (14,502,186)
                                                ===========    ==============       =========     ==============

7. SUBSEQUENT EVENT

On January 26, 2000, the Board of Trustees of the Fund and of Morgan Stanley Dean Witter Multi-State Municipal Series Trust - Massachusetts Series ("Massachusetts"), Michigan Series ("Michigan"), Minnesota Series ("Minnesota") and Ohio Series ("Ohio") each approved four reorganization plans ("the Plans") whereby Massachusetts, Michigan, Minnesota and Ohio would be merged into the Fund. The Plans are subject to the consent of Massachusetts', Michigan's, Minnesota's and Ohio's shareholders. If the Plans are approved (each Plan is independent of the other and therefore, the effectiveness of each Plan is not

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Notes to Financial Statements December 31, 1999, continued

dependent upon the approval of the other Plans), the assets of Massachusetts, Michigan, Minnesota and Ohio would be combined with the assets of the Fund and shareholders of Massachusetts, Michigan, Minnesota and Ohio would become Class D shareholders of the Fund, receiving Class D shares of the Fund equal to the value of their holdings in Massachusetts, Michigan, Minnesota and Ohio, respectively.

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                           FOR THE PERIOD
                                                             FOR THE YEAR           FOR THE YEAR           JULY 28, 1997*
                                                                ENDED                  ENDED                   THROUGH
                                                          DECEMBER 31, 1999      DECEMBER 31, 1998        DECEMBER 31, 1997
                                                         ------------------- ------------------------- ----------------------
CLASS A SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................   $ 12.02               $     12.09               $    12.00
                                                           --------               ----------               ----------
Income (loss) from investment operations:
 Net investment income .................................      0.58                      0.59                     0.25
 Net realized and unrealized gain (loss) ...............    ( 0.91)                     0.10                     0.14
                                                           --------               ----------               ----------
Total income (loss) from investment operations .........    ( 0.33)                     0.69                     0.39
                                                           --------               ----------               ----------
Less dividends and distributions from:
 Net investment income .................................    ( 0.58)                   ( 0.59)                  ( 0.25)
 Net realized gain .....................................    ( 0.03)                   ( 0.17)                  ( 0.05)
                                                           --------               -----------              ----------
Total dividends and distributions ......................    ( 0.61)                   ( 0.76)                  ( 0.30)
                                                           --------               -----------              ----------
Net asset value, end of period .........................   $ 11.08                $    12.02               $    12.09
                                                           ========               ===========              ==========
TOTAL RETURN\^ .........................................    ( 2.82)%                    5.86%                    3.31%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................      0.64 %(4)(5)              0.74%(4)(5)              0.76%(2)(3)
Net investment income ..................................      4.98 %(5)                 4.88%(5)                 4.96%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................   $17,198                    15,041               $    3,857
Portfolio turnover rate ................................        13 %                      15%                      16%

-------------
*      The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.02%.
(4)    Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Highlights, continued

                                                                                                              FOR THE PERIOD
                                                               FOR THE YEAR           FOR THE YEAR            JULY 28, 1997*
                                                                  ENDED                   ENDED                   THROUGH
                                                            DECEMBER 31, 1999       DECEMBER 31, 1998        DECEMBER 31, 1997
                                                           -------------------   ----------------------   ----------------------
CLASS B SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................     $   12.07                $   12.14               $    12.00
                                                             ----------              ------------             ----------
Income (loss) from investment operations:
 Net investment income .................................          0.53                     0.55                     0.23
 Net realized and unrealized gain (loss) ...............        ( 0.91)                    0.10                     0.19
                                                             ----------              ------------             ----------
Total income (loss) from investment operations .........        ( 0.38)                    0.65                     0.42
                                                             ----------              ------------             ----------
Less dividends and distributions from:
 Net investment income .................................        ( 0.53)                  ( 0.55)                  ( 0.23)
 Net realized gain .....................................        ( 0.03)                  ( 0.17)                  ( 0.05)
                                                             ----------              ------------             ----------
Total dividends and distributions ......................        ( 0.56)                  ( 0.72)                  ( 0.28)
                                                             ----------              ------------             ----------
Net asset value, end of period .........................     $   11.13                $   12.07               $    12.14
                                                             ==========              ============             ==========
TOTAL RETURN\^ .........................................        ( 3.25)%                   5.47%                    3.57%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................          1.11 %(4)(5)             1.10%(4)(5)              1.14%(2)(3)
Net investment income ..................................          4.51 %(5)                4.52%(5)                 4.87%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................      $139,786                 $132,303                 $ 95,573
Portfolio turnover rate ................................            13 %                     15%                      16%

-------------
*      The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.02%.
(4)    Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Highlights, continued

                                                                                                              FOR THE PERIOD
                                                               FOR THE YEAR           FOR THE YEAR            JULY 28, 1997*
                                                                  ENDED                   ENDED                   THROUGH
                                                            DECEMBER 31, 1999       DECEMBER 31, 1998        DECEMBER 31, 1997
                                                           -------------------   ----------------------   ----------------------
CLASS C SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...................    $  12.04                 $    12.11               $    12.00
                                                             --------                ----------               ----------
Income (loss) from investment operations:
 Net investment income .................................        0.51                       0.53                     0.23
 Net realized and unrealized gain (loss) ...............      ( 0.91)                      0.10                     0.16
                                                             --------                ----------               ----------
Total income (loss) from investment operations .........      ( 0.40)                      0.63                     0.39
                                                             --------                ----------               ----------
Less dividends and distributions from:
 Net investment income .................................      ( 0.51)                    ( 0.53)                  ( 0.23)
 Net realized gain .....................................      ( 0.03)                    ( 0.17)                  ( 0.05)
                                                             --------                ----------               ----------
Total dividends and distributions ......................      ( 0.54)                    ( 0.70)                  ( 0.28)
                                                             --------                ----------               ----------
Net asset value, end of period .........................     $ 11.10                 $    12.04               $    12.11
                                                             ========                ==========               ==========
TOTAL RETURN\^ .........................................      ( 3.37)%                     5.36%                    3.28%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................................        1.21 %(4)(5)               1.20%(4)(5)              1.20%(2)(3)
Net investment income ..................................        4.41 %(5)                  4.34%(5)                 4.41%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ................     $10,025                  $   7,599               $    2,953
Portfolio turnover rate ................................          13 %                       15%                      16%


-------------
*      The date shares were first issued.
+ Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.02%.
(4)    Does not reflect the effect of expense offset of 0.01%.
(5) Reflects overall Fund ratios for investment income and non-class specific expenses.


                       See Notes to Financial Statements

Morgan Stanley Dean Witter Tax-Exempt Securities Trust
Financial Highlights, continued


                                                         FOR THE YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------
                                                            1999                1998
                                                     ----------------- ----------------------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............  $   12.01                $       12.08
                                                      ----------                -------------
Income (loss) from investment operations:
 Net investment income .............................       0.59                         0.62
 Net realized and unrealized gain (loss) ...........     ( 0.91)                        0.10
                                                      ----------                -------------
Total income (loss) from investment operations .....     ( 0.32)                        0.72
                                                      ----------                -------------
Less dividends and distributions from:
 Net investment income .............................     ( 0.59)                      ( 0.62)
 Net realized gain .................................     ( 0.03)                      ( 0.17)
                                                      ----------                -------------
Total dividends and distributions ..................     ( 0.62)                      ( 0.79)
                                                      ----------                -------------
Net asset value, end of period .....................  $   11.07                $       12.01
                                                      ==========                =============
TOTAL RETURN+  .....................................     ( 2.71)%                       6.11 %
RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................       0.51 %(1)(2)                 0.50 %(1)(2)
Net investment income ..............................       5.11 %(2)                    5.12 %(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............   $853,216                   $1,023,246
Portfolio turnover rate ............................         13 %                         15 %

                                                                 FOR THE YEAR ENDED DECEMBER 31,
                                                     --------------------------------------------------------
                                                            1997*              1996               1995
                                                     ------------------ ------------------ ------------------
CLASS D SHARES
SELECTED PER SHARE DATA:
Net asset value, beginning of period ...............   $       11.77      $       12.09      $       11.01
                                                       -------------      -------------      -------------
Income (loss) from investment operations:
 Net investment income .............................            0.63               0.65               0.67
 Net realized and unrealized gain (loss) ...........            0.36             ( 0.24)             1.19
                                                       -------------      --------------     -------------
Total income (loss) from investment operations .....            0.99               0.41               1.86
                                                       -------------      --------------     -------------
Less dividends and distributions from:
 Net investment income .............................          ( 0.63)            ( 0.65)            ( 0.67)
 Net realized gain .................................          ( 0.05)            ( 0.08)            ( 0.11)
                                                       --------------     --------------     --------------
Total dividends and distributions ..................          ( 0.68)            ( 0.73)            ( 0.78)
                                                       --------------     --------------     --------------
Net asset value, end of period .....................   $       12.08      $       11.77      $       12.09
                                                       ==============     ==============     ==============
TOTAL RETURN+  .....................................            8.73%              3.61%             17.37%
RATIOS TO AVERAGE NET ASSETS:
Expenses ...........................................            0.49%              0.48%              0.48%
Net investment income ..............................            5.34%              5.52%              5.76%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ............      $1,096,998         $1,190,034         $1,325,308
Portfolio turnover rate ............................              16%                18%                21%

-------------
* Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated Class D shares.

+ Calculated based on the net asset value as of the last business day of the period.
(1)    Does not reflect the effect of expense offset of 0.01%.
(2) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       See Notes to Financial Statements

MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Tax-Exempt Securities Trust (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
February 7, 2000


                      1999 FEDERAL TAX NOTICE (unaudited)

      During the year ended December 31, 1999, the Fund paid the following per share amounts from tax-exempt income: $0.58 to Class A shareholders, $0.53 to Class B shareholders, $0.51 to Class C shareholders and $0.59 to Class D shareholders.

      For the year ended December 31, 1999, the Fund paid long-term capital gains of $0.03 per share to Class A, B, C and D shareholders.

XIII. APPENDIX

RATINGS OF INVESTMENTS
--------------------------------------------------------------------------------
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")



                             MUNICIPAL BOND RATINGS



Aaa     Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa      Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A       Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa     Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba      Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
        Uncertainty of position characterizes bonds in this class.

B       Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa     Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca      Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C       Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Conditional Rating: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds are secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            MUNICIPAL NOTE RATINGS

     Moody's ratings for state and municipal note and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection for established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                       VARIABLE RATE DEMAND OBLIGATIONS

     A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG criteria discussed above.

                           COMMERCIAL PAPER RATINGS

     Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

     Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                            MUNICIPAL BOND RATINGS

     A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA      Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A       Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB     Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
        Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB      Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt.
        However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity or willingness to pay interest and repay principal.

B       Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC     Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC      The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C       The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

Cl      The rating "Cl" is reserved for income bonds on which no interest is being paid.

D       Debt rated "D" is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The
        `D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

NR      Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

        Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        Plus (+) or minus(-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major ratings categories.

The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                            MUNICIPAL NOTE RATINGS

     Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

     SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

     SP-2 denotes a satisfactory capacity to pay principal and interest.

     SP-3 denotes a speculative capacity to pay principal and interest.

                           COMMERCIAL PAPER RATINGS

     Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

     Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

     A-1 indicates that the degree of safety regarding timely payments is very strong.

     A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

     A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                             MUNICIPAL BOND RATINGS

     Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

     Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

     Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

     Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

     Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA               Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA                Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A                 Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB               Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate.
                  Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment.
                  The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) or       Plus and minus signs are used with a rating symbol to indicate the relative position of
Minus (-)         a credit within the rating category. Plus and minus signs, however, are not used in the
                  "AAA" category.

NR                Indicates that Fitch does not rate the specific issue.

Conditional       A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended         A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn         A rating will be withdrawn when an issue matures or is called or refinanced and, at
                  Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert        Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or
                  "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

Ratings Outlook   An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

     Speculative Grade Bond Ratings: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

     The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

     Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB            Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B             Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC           Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC            Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C             Bonds are in imminent default in payment of interest or principal.

DDD           Bonds are in default on interest and/or principal payments. Such bonds are extremely
DD and D      speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery

Plus (+) or   Plus and minus signs are used with a rating symbol to indicate the relative position
Minus (-)     of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                               SHORT-TERM RATINGS

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

     The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     Fitch short-term ratings are as follows:

F-1+          Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1           Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2           Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3           Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S           Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D             Default. Issues assigned this rating are in actual or imminent payment default.

LOC           The symbol "LOC" indicates that the rating is based on a letter of credit issued by a commercial bank.

            MORGAN STANLEY DEAN WITTER TAX-EXEMPT SECURITIES TRUST

                                    PART C
                               OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     The response to this item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 27 of, Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A, dated February 24, 2000, which was filed electronically pursuant to Regulation S-T on February 23, 2000 ("Post-Effective Amendment No. 23") as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-2979 and 2-66268) (the "Registration Statement").

ITEM 16. EXHIBITS

(1) Declaration of Trust dated April 6, 1987 ("Declaration") (incorporated herein by reference to Exhibit 1 of Registrant's Post-Effective Amendment No. 18 filed on February 22, 1996 ("Post-Effective Amendment No. 18")); Amendment to Declaration Establishing and Designating Additional Classes of Stock (incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 20 filed on July 3, 1997 ("Post Effective Amendment No. 20"))

(2) Amended and Restated By-Laws of Registrant dated as of May 1, 1999 (incorporated herein by reference to Exhibit 2 to the Registrant's Post-Effective Amendment No. 23)

(3)  Not Applicable

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus)

(5)  Not Applicable

(6)  Investment Management Agreement (incorporated herein by reference to
     Exhibit 5 to Post-Effective Amendment No. 22 filed on February 26, 1999 ("Post Effective Amendment No. 22"))

(7) (a) Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors Inc. (incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 22)

     (b) Multiple Class Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors, Inc. (incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 20.

     (c) Form of Selected Dealer Agreement (incorporated herein by reference to
         Exhibit 5(b) to Registrant's Post-Effective Amendment No. 22)

(8) Retirement Plan of Non-Interested Trustees or Directors (incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 23)

(9) (a) Custody Agreement dated September 20, 1991 (incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 18)

     (b) Amended and Restated Transfer Agency and Services Agreement between Registrant and Morgan Stanley Dean Witter Trust FSB (incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 22)

(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 20)

     (b) Morgan Stanley Dean Witter Funds Multiple Class Plan pursuant to Rule 18f-3 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 22)

(11) (a) Opinion and consent of Mayer, Brown & Platt

     (b) Opinion and consent of Nutter, McClennen & Fish LLP.

(12) Opinion and consent of Mayer, Brown & Platt regarding tax matters

(13) Form of Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc. (incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 22)

(14) (a) Consent of Independent Accountants -- To be filed by Amendment

     (b) Consent of PricewaterhouseCoopers LLP

(15) Not Applicable

(16) Powers of Attorney

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended December 31, 1999 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on February 3, 2000)

     (b) Form of Proxy

     (c) Voting Information Card

ITEM 17. UNDERTAKINGS

     1. The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement on Form N-14 by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     2. The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on the 13th day of September, 2000.


                                 MORGAN STANLEY DEAN WITTER TAX-EXEMPT
                                 SECURITIES TRUST

                                 By: /s/ Barry Fink
                                     ..........................................
                                     Barry Fink
                                     Vice President and Secretary


     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

           SIGNATURE                             TITLE                           DATE
------------------------------   -------------------------------------   -------------------
1. Principal Executive Officer
   /s/ Charles A. Fiumefreddo     Chief Executive Officer, Trustee and
   ............................   Chairman                                September 13, 2000

2. Principal Financial Officer
   /s/ Thomas F. Caloia           Treasurer and Principal
   ............................   Accounting Officer                      September 13, 2000

3. Majority of Trustees
   /s/ Michael Bozic              Trustee                                 September 13, 2000
   ............................

   /s/ Edwin J. Garn              Trustee                                 September 13, 2000
   ............................

   /s/ Wayne E. Hedien            Trustee                                 September 13, 2000
   ............................

   /s/ James F. Higgins           Trustee                                 September 13, 2000
   ............................

   /s/ Manuel H. Johnson          Trustee                                 September 13, 2000
   ............................

   /s/ Michael E. Nugent          Trustee                                 September 13, 2000
   ............................

   /s/ John L. Schroeder          Trustee                                 September 13, 2000
   ............................

   /s/ Philip J. Purcell          Trustee                                 September 13, 2000
   ............................

                                  EXHIBIT INDEX

(1) Declaration of Trust dated April 6, 1987 ("Declaration") (incorporated herein by reference to Exhibit 1 of Registrant's Post-Effective Amendment No. 18 filed on February 22, 1996 ("Post-Effective Amendment No. 18")); Amendment to Declaration Establishing and Designating Additional Classes of Stock (incorporated herein by reference to Exhibit 1 to Post-Effective Amendment No. 20 filed on July 3, 1997 ("Post Effective Amendment No. 20"))

(2) Amended and Restated By-Laws of Registrant dated as of May 1, 1999 (incorporated herein by reference to Exhibit 2 to the Registrant's Post-Effective Amendment No. 23)

(3)  Not Applicable

(4) Copy of Agreement and Plan of Reorganization (filed herewith as Exhibit A to the Proxy Statement and Prospectus)

(5)  Not Applicable

(6)  Investment Management Agreement (incorporated herein by reference to
     Exhibit 5 to Post-Effective Amendment No. 22 filed on February 26, 1999 ("Post Effective Amendment No. 22"))

(7) (a) Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors Inc. (incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 22)

     (b) Multiple Class Distribution Agreement between Registrant and Morgan Stanley Dean Witter Distributors, Inc. (incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 20.

     (c) Form of Selected Dealer Agreement (incorporated herein by reference to
         Exhibit 5(b) to Registrant's Post-Effective Amendment No. 22)

(8) Retirement Plan of Non-Interested Trustees or Directors (incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 23)

(9) (a) Custody Agreement dated September 20, 1991 (incorporated herein by reference to Exhibit 8 to Post-Effective Amendment No. 18)

     (b) Amended and Restated Transfer Agency and Services Agreement between Registrant and Morgan Stanley Dean Witter Trust FSB (incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 22)

(10) (a) Amended and Restated Plan of Distribution pursuant to Rule 12b-1, dated July 28, 1997 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 20)

     (b) Morgan Stanley Dean Witter Funds Multiple Class Plan pursuant to Rule 18f-3 (incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 22)

(11) (a) Opinion and consent of Mayer, Brown & Platt

     (b) Opinion and consent of Nutter, McClennen & Fish LLP.

(12) Opinion and consent of Mayer, Brown & Platt regarding tax matters

(13) Form of Services Agreement between Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Dean Witter Services Company Inc. (incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 22)

(14) (a) Consent of Independent Accountants -- To be filed by Amendment

     (b) Consent of PricewaterhouseCoopers LLP

(15) Not Applicable

(16) Powers of Attorney

(17) (a) Registrant's Rule 24f-2 Notice pursuant to Rule 24f-2 under the Investment Company Act of 1940, for its fiscal year ended December 31, 1999 (incorporated herein by reference to Form 24f-2 filed with the Securities and Exchange Commission on February 3, 2000)

     (b) Form of Proxy

     (c) Voting Information Card